                       MANAGED MUNICIPALS PORTFOLIO INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                                                               January 15, 2002

DEAR SHAREHOLDER:

   We are pleased to invite you to a special meeting of shareholders of Managed Municipals Portfolio Inc., a Maryland corporation. Managed Municipals Portfolio Inc. is sometimes referred to as "MMU" or the "Fund."

   The special meeting is scheduled to be held at 4:00 p.m., Eastern time, on Thursday, February 28, 2002, at the offices of Smith Barney Fund Management LLC, 125 Broad Street, 11th Floor, New York, New York 10004. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed. At the special meeting, you will be asked to vote on two matters.

   First, you will be asked to vote on a Merger Agreement and Plan of Reorganization (the "Merger Agreement") whereby Managed Municipals Portfolio II Inc., sometimes referred to as "MTU," would merge with and into MMU in accordance with the Maryland General Corporation Law. As a result of the merger, each share of common stock of MTU would convert into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of common stock of MMU, based on the net asset value per share of each fund.

   MMU will not issue any fractional shares to MTU shareholders. In lieu of issuing fractional shares, MMU will purchase all shares of MTU at the current net asset value of the shares and remit the cash proceeds to former shareholders of MTU. The currently issued and outstanding shares of MMU will remain issued and outstanding.

   Both MMU and MTU are closed-end, non-diversified management investment companies listed on the New York Stock Exchange. The funds have identical investment objectives and invest primarily in the same markets. Both funds seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The current investment objective and policies of MMU will continue unchanged if the merger occurs.

   The board of directors of MMU believes that combining the two funds could benefit Fund shareholders by providing the potential for:

   .   economies of scale,

   .   a lower operating expense ratio, and

   .   enhanced market liquidity of MMU's shares.

   The proposed merger and investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

   Second, you will be asked to approve a change in the Fund's investment restriction relating to issuing senior securities. Currently, the Fund may not issue senior securities. The proposed change would allow the Fund to issue senior securities to the extent permitted under the Investment Company Act of 1940, and as interpreted, modified, or otherwise permitted by appropriate regulatory authorities. The approval of this proposal would permit the Fund to operate under a more flexible fundamental policy. The board of directors believes that this more flexible fundamental policy is in the best interests of the Fund and its shareholders because it would allow the Fund, subject to Board approval, to adapt to future developments in investment practices and changes in laws and regulations and regulatory positions without the delay and cost of a shareholder meeting. The board of directors of MMU has stated its intention, if this policy is adopted, to cause the Fund to issue auction rate preferred shares.

   THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER AND THE CHANGE IN THE FUNDAMENTAL INVESTMENT RESTRICTION ARE IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSALS 1 AND 2.

   Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-451-2010. If you prefer, you can vote by telephone or through the internet by using the information located on your proxy card. The Fund may also solicit proxies from shareholders by letter and/or telephone. Voting by telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

   Whichever voting method you choose, please read the full text of the accompanying Prospectus/Proxy Statement before you vote.

                                          Respectfully,

                                          HEATH B. MCLENDON
                                          Chairman of the Board of Directors

   YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                     MANAGED MUNICIPALS PORTFOLIO II INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                                                               January 15, 2002

DEAR SHAREHOLDER:

   We are pleased to invite you to the annual meeting of shareholders of Managed Municipals Portfolio II Inc., a Maryland corporation. Managed Municipals Portfolio II Inc. is sometimes referred to as "MTU" or the "Fund."

   The annual meeting is scheduled to be held at 4:30 p.m., Eastern time, on Thursday, February 28, 2002, at the offices of Smith Barney Fund Management LLC, 125 Broad Street, 11th Floor, New York, New York 10004. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed. At the annual meeting, you will be asked to vote on two matters.

   First, you will be asked to vote on a Merger Agreement and Plan of Reorganization (the "Merger Agreement"), whereby MTU would merge with and into Managed Municipals Portfolio Inc., sometimes referred to as "MMU," in accordance with the Maryland General Corporation Law. As a result of the merger, each share of common stock of MTU would convert into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of common stock of MMU, based on the net asset value per share of each fund.

   MMU will not issue any fractional MMU shares to MTU shareholders. In lieu thereof, MMU will purchase all fractional MMU shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of MTU. The currently issued and outstanding shares of MMU will remain issued and outstanding. Although the MMU shares received in the merger will have the same total net asset value as the MTU shares you held immediately before the merger (disregarding fractional shares), their stock price (market value) may be greater or less than that of your MTU shares, based on current market discount levels persisting at the time of the transaction.

   Like MTU, MMU is a closed-end, non-diversified management investment company listed on the New York Stock Exchange. The investment objective of both funds is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The current investment objective of MMU will continue unchanged if the merger occurs.

   The board of directors of MTU believes that combining the two funds could benefit Fund shareholders by providing the potential for:

   .   economies of scale,

   .   a lower operating expense ratio, and

   .   enhanced market liquidity of MMU's shares.

   The proposed merger and the investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

   Second, in order that the board of directors of MTU will be properly constituted in the event that Proposal One is not approved or, if approved, not implemented in a timely fashion, you will be asked to elect three Class II directors of the Fund, Robert A. Frankel, Heath B. McLendon and George M. Pavia.

   THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER AND THE ELECTION OF THE THREE DIRECTORS ARE IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSALS 1 AND 2.

   Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-451-2010. If you prefer, you can vote by telephone or through the internet by using the information located on your proxy card. The Fund may also solicit proxies from shareholders by letter and/or telephone. Voting by telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

   Whichever voting method you choose, please read the full text of the accompanying Prospectus/Proxy Statement before you vote.

                                          Respectfully,

                                          HEATH B. MCLENDON
                                          Chairman of the Board of Directors

   YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                       MANAGED MUNICIPALS PORTFOLIO INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MANAGED MUNICIPALS PORTFOLIO INC.:

   Please take notice that a special meeting of shareholders of Managed Municipals Portfolio Inc. (sometimes referred to as "MMU"), a Maryland corporation, will be held at the offices of Smith Barney Fund Management LLC, 125 Broad Street, 11th Floor, New York, New York 10004, on Thursday, February 28, 2002, at 4:00 p.m., Eastern time, for the following purposes:

      1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated January 11, 2002 whereby Managed Municipals Portfolio II Inc. (sometimes referred to as "MTU"), a closed-end investment company with an objective and policies virtually identical to those of MMU, would merge with and into MMU in accordance with the Maryland General Corporation Law; and

      2. To consider and vote upon the approval of a change in the MMU's investment restriction regarding issuance of senior securities.

      3. To transact such other business as may properly come before the special meeting or any adjournments thereof.

   Holders of record of shares of common stock of MMU at the close of business on January 7, 2002 are entitled to vote at the special meeting and at any postponements or adjournments thereof. MTU shareholders also must approve the merger.

   The persons named as proxies may propose one or more adjournments of the special meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of MMU's shares present in person or by proxy at the special meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of MMU.

   The enclosed proxy is being solicited on behalf of the board of directors of MMU.

                                          By Order of the Board of Directors,

                                          CHRISTINA T. SYDOR, Secretary

January 15, 2002

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                     MANAGED MUNICIPALS PORTFOLIO II INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MANAGED MUNICIPALS PORTFOLIO II INC.:

   Please take notice that the annual meeting of shareholders of Managed Municipals Portfolio II Inc. (sometimes referred to as "MTU"), a Maryland corporation, will be held at the offices of Smith Barney Fund Management LLC, 125 Broad Street, 11th Floor, New York, New York 10004, on Thursday, February 28, 2002, at 4:30 p.m., Eastern time, for the following purposes:

      1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated January 11, 2002 whereby MTU would merge with and into Managed Municipals Portfolio Inc. (sometimes referred to as "MMU"), a closed-end investment company with an objective and policies virtually identical to those of MTU, in accordance with the Maryland General Corporation Law; and

      2. To consider and vote upon the election of MTU's three (3) Class II Directors, Robert A. Frankel, Heath B. McLendon and George M. Pavia.

      3. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

   Holders of record of shares of common stock of MTU at the close of business on January 7, 2002 are entitled to vote at the annual meeting and at any postponements or adjournments thereof. MMU shareholders also must approve the merger.

   The persons named as proxies may propose one or more adjournments of the annual meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of MTU's shares present in person or by proxy at the annual meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of MTU.

   The enclosed proxy is being solicited on behalf of the board of directors of MTU.

                                          By Order of the Board of Directors,

                                          CHRISTINA T. SYDOR,
                                          Secretary

January 15, 2002

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                     MANAGED MUNICIPALS PORTFOLIO II INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                                (800) 331-1710

                          TO BE MERGED WITH AND INTO

                       MANAGED MUNICIPALS PORTFOLIO INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004
                                (800) 331-1710

                                PROXY STATEMENT
                           MEETINGS OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 28, 2002

                 MANAGED MUNICIPALS PORTFOLIO INC. PROSPECTUS

   This Proxy Statement/Prospectus is being furnished to shareholders of Managed Municipals Portfolio II and Managed Municipals Portfolio for use at a special meeting of shareholders of Managed Municipals Portfolio and at the annual meeting of shareholders of Managed Municipals Portfolio II to be held on Thursday, February 28, 2002 at 4:00 p.m., Eastern time, with respect to Managed Municipals Portfolio, and at 4:30 p.m., Eastern time, with respect to Managed Municipals Portfolio II, and at any and all postponements or adjournments thereof. The meeting of shareholders of each Fund will be held at the offices of Smith Barney Fund Management LLC, 125 Broad Street, New York, New York 10004. Managed Municipals Portfolio is sometimes referred to in this Proxy Statement/Prospectus as "MMU," Managed Municipals Portfolio II is sometimes referred to in this Proxy Statement/Prospectus as "MTU" and MMU and MTU are sometimes collectively referred to as the "Funds" and individually, as the context may require, as the "Fund." The approximate mailing date of this Proxy Statement/Prospectus is January 18, 2002.

   PURPOSE OF THE MEETINGS. At each of the meetings, shareholders of the Funds will be asked to approve a Merger Agreement and Plan of Reorganization dated as of January 11, 2002 whereby MTU would merge with and into MMU, in accordance with the Maryland General Corporation Law. The Merger Agreement and Plan of Reorganization is sometimes referred to in this Proxy Statement/Prospectus as the "Plan." In addition:

   . MMU's shareholders are being asked to approve a change in MMU's investment restriction regarding the issuance of senior securities; and

   . MTU's shareholders are being asked to vote on the election of three Class II directors.

   SPECIFICS OF THE PROPOSED MERGER. As a result of the merger, each share of common stock of MTU will convert into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of common stock of MMU, based on the net asset value per share of each Fund.

   Each MTU shareholder, in connection with the merger, will receive full shares of MMU having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of the shareholder's MTU shares before the merger.

   MMU will not issue any fractional shares to MTU shareholders. In lieu thereof, MMU will purchase all fractional MMU shares at the current net asset value of the shares and remit the cash proceeds to former MTU shareholders in proportion to their fractional shares. The currently issued and outstanding shares of MMU will remain issued and outstanding. MTU shareholders will recognize no gain or loss for federal income tax purposes as a result of the merger, except with respect to any cash proceeds received from the purchase of fractional shares by MMU. These shareholders will be treated for federal income tax purposes as if they received fractional share interests and then sold such interests for cash.

   CHANGE IN AN INVESTMENT RESTRICTION. MMU currently may not issue senior securities. Shareholders of MMU are also being asked to approve a change in one of the Fund's investment restrictions to allow MMU to issue senior securities to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by appropriate regulatory authorities. MMU's board of directors have indicated their intention to cause the Fund to register a class of preferred shares and to offer those shares promptly assuming that shareholders approve the change in the Fund's policy.

   INFORMATION ABOUT THE FUNDS. The Funds are closed-end, non-diversified management investment companies listed on the New York Stock Exchange. The Funds have identical investment objectives. Both Funds seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The current investment objective and policies of MMU will continue unchanged if the merger occurs.

   The terms and conditions of the merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the Plan, a copy of which is attached as Exhibit A.

   This Proxy Statement/Prospectus serves as a prospectus for shares of MMU under the Securities Act of 1933, which is referred to in this Proxy Statement/Prospectus as the "Securities Act," in connection with the issuance of MMU common shares in the merger.

   Assuming the shareholders of the Funds approve the merger and all other conditions to the consummation of the merger are satisfied or waived, the Funds will jointly file articles of merger (the "Articles of Merger"), with the State Department of Assessments and Taxation of Maryland (the "Department"). The merger will become effective when the Department accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the "Effective Date." MTU, as soon as practicable after the Effective Date, will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act").

   You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about MMU and MTU that you should know before voting on the merger proposal described below.

   A Statement of Additional Information, which is referred to in this Proxy Statement/Prospectus as the "SAI," dated January 15, 2002, which contains additional information about the merger and the Funds has been filed with the Securities and Exchange Commission ("SEC"). The SAI, the current prospectuses, MMU's annual report for the fiscal year ended May 31, 2001 and MTU's annual report for the fiscal year ended August 31, 2001 are incorporated by reference into this Proxy Statement/Prospectus. A copy of these documents is available upon request and without charge by writing to either Fund at 125 Broad Street, New York, New York 10004, or by calling 1-(800) 331-1710. You may ask questions about the Funds by calling 1-(800) 331-1710. MMU has provided the information included in this Proxy Statement/Prospectus regarding that Fund. MTU has provided the information included in this Proxy Statement/Prospectus regarding that Fund.

   MMU's shares of common stock are listed on the New York Stock Exchange ("NYSE") under the symbol "MMU". MTU's shares of common stock are listed on the NYSE under the symbol "MTU". After the Effective Date, shares of common stock of MMU will continue to be listed on the NYSE under the symbol "MMU". Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

   The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. To state otherwise is a crime.

        The date of this Proxy Statement/Prospectus is January 15, 2002

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

 GENERAL..................................................................   5

 PROPOSAL 1 (BOTH FUNDS):  APPROVAL OF THE MERGER AGREEMENT AND PLAN OF
   REORGANIZATION PURSUANT TO WHICH MANAGED MUNICIPALS PORTFOLIO II WILL
   MERGE WITH AND INTO MANAGED MUNICIPALS PORTFOLIO.......................   7

 SYNOPSIS.................................................................   7

 EXPENSE TABLE............................................................  11

 FINANCIAL HIGHLIGHTS.....................................................  13

 RISK FACTORS AND SPECIAL CONSIDERATIONS..................................  18

 COMPARISON OF INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES..............  22

 TAXATION.................................................................  26

 INFORMATION ABOUT THE MERGER.............................................  29

 ADDITIONAL INFORMATION ABOUT THE FUNDS...................................  34

 MANAGEMENT OF THE FUNDS..................................................  41

 INDEPENDENT ACCOUNTANTS..................................................  46

 REQUIRED VOTE............................................................  46

 LEGAL PROCEEDINGS........................................................  46

 LEGAL OPINIONS...........................................................  46

 PROPOSAL 2 (MANAGED MUNICIPALS PORTFOLIO SHAREHOLDERS ONLY):  APPROVAL
   OF CHANGE IN AN INVESTMENT RESTRICTION.................................  47

 PROPOSAL 3 (MANAGED MUNICIPALS PORTFOLIO II SHAREHOLDERS ONLY):  ELECTION
   OF DIRECTORS...........................................................  53

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..................  54

 REPORT OF THE AUDIT COMMITTEE............................................  55

 REQUIRED SHAREHOLDER VOTE................................................  56

 ADDITIONAL INFORMATION...................................................  56

 EXHIBIT A FORM OF MERGER AGREEMENT AND PLAN OF REORGANIZATION............ A-1

 EXHIBIT B ISSUANCES OF SENIOR SECURITIES--INVESTMENT COMPANY ACT
   REQUIREMENTS........................................................... B-1

 EXHIBIT C MANAGED MUNICIPALS PORTFOLIO II INC. AUDIT COMMITTEE CHARTER... C-1

                                    GENERAL

   This Proxy Statement/Prospectus is furnished to the shareholders of the Funds in connection with the solicitation of proxies on behalf of the boards of directors of MMU and MTU. The board of directors of each Fund is soliciting proxies for use at the meetings of the respective Fund. The mailing address for both Funds is 125 Broad Street, New York, New York 10004.

   This Proxy Statement/Prospectus, the Notice of Meeting to Shareholders and the proxy card(s) are first being mailed to shareholders on or about January 18, 2002 or as soon as practicable thereafter. Any shareholder who gives a proxy has the power to revoke the proxy either:

   . by mail, addressed to the Secretary of the respective Fund, at the Fund's mailing address, or

   .   in person at the meeting

by executing a superseding proxy or by submitting a notice of revocation to the respective Fund. All properly executed proxies received in time for the meetings will be voted as specified in the proxy or, if no specification is made, in favor of each proposal for that Fund referred to in the Proxy Statement/Prospectus.

   Shareholders of MMU and MTU will be asked to vote on the following proposals:


                      PROPOSAL                          TO BE VOTED UPON BY
Proposal 1--Approval of the Plan                      MMU and MTU Shareholders
Proposal 2--Approval of a change in the MMU's         MMU Shareholders Only
  investment restriction regarding issuance of senior
  securities
Proposal 3--Election of Robert A. Frankel, Heath B.   MTU Shareholders Only
  McLendon and George M. Pavia to MTU's Board of Directors

   The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at a meeting of a Fund, will constitute a quorum for the transaction of business by such Fund. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Shareholders are urged to forward their voting instructions promptly.

   Proposal 1 requires the affirmative vote of a majority of the outstanding shares of common stock of each Fund.

   Proposal 2 to be submitted at the special meeting of shareholders of MMU requires the affirmative vote of a "majority of outstanding voting securities" of MMU. A "majority of outstanding voting securities" is defined under the Investment Company Act to mean the lesser of

   . 67% of the shares of a fund's common stock represented at a meeting at which more than 50% of the outstanding shares of that fund's common stock are represented, or

   .   more than 50% of the outstanding shares of common stock.

   Proposal 3 to be submitted at the annual meeting of shareholders of MTU requires the affirmative vote of a plurality of the votes cast at such meeting in person or by proxy.

   Abstentions and broker non-votes will have the effect of a "no" vote for each of Proposals 1 and 2 and will have no effect on Proposal 3.

   Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, PFPC Global Fund Services ("PFPC"), the transfer agent of the Funds, Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the investment manager to the Funds. The Funds will bear costs of solicitation, including:

   . printing and mailing of this Proxy Statement/Prospectus and accompanying material,

   . the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares, and

   .   supplementary solicitations to submit proxies.

   Only shareholders of record of each Fund at the close of business on January 7, 2002, the Record Date, are entitled to vote. An outstanding share of each Fund is entitled to one vote on all matters voted upon at a meeting of the shareholders of that Fund. As of January 7, 2002, there were 31,848,644 shares of MMU outstanding and 10,207,405 shares of MTU outstanding.

   MMU and MTU provide periodic reports to all of their shareholders. These reports highlight relevant information including investment results and a review of portfolio changes for each Fund. You may receive a copy of the most recent annual report for MMU or MTU and a copy of any more recent interim report, without charge, by calling 1-(800) 331-1710 or writing to either Fund at 125 Broad Street, New York, New York 10004.

   The boards of directors of the Funds know of no business other than the proposals described above which will be presented for consideration at the meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

               PROPOSAL 1 (BOTH FUNDS):  APPROVAL OF THE MERGER
                 AGREEMENT AND PLAN OF REORGANIZATION PURSUANT
           TO WHICH MANAGED MUNICIPALS PORTFOLIO II WILL MERGE WITH
                     AND INTO MANAGED MUNICIPALS PORTFOLIO

   On November 14, 2001, the boards of directors of MMU and MTU, including at least a majority of the directors of each Fund who are not "interested persons" of the respective Fund (the "non-interested directors"):

   .   declared the merger (the "Merger") of MTU with and into MMU advisable,

   .   approved entering into the Plan, and

   .   recommended that the Plan be approved by the shareholders of each Fund.

   For more information about the Merger, see "Information About The Merger." The Plan is subject to the approval of the shareholders of both Funds and certain other conditions.

   A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Plan included in this Prospectus/Proxy Statement is qualified in its entirety by reference to Exhibit A.

   The following provides a more detailed discussion about the Merger, each Fund and additional information that you may find helpful in deciding how to vote on the Plan.

                                   SYNOPSIS

   This summary highlights important information included in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the Plan. Shareholders of the Funds should read this entire Proxy
Statement/Prospectus carefully.

   THE PROPOSED MERGER. The boards of directors of MMU and MTU, including at least a majority of the non-interested directors of each Fund, have approved the Plan. The Plan provides for the merger of MTU with and into MMU. As a result of the Merger:

   . each share of common stock of MTU will convert into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of common stock of MMU, based on the net asset value per share of each Fund calculated at 4:00 pm on the Business Day preceding the Effective Date;

   . each shareholder of MTU will become a shareholder of MMU and will receive, on the Effective Date, that number of full shares of common stock of MMU having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such shareholder's shares held in MTU as of the close of business on the Business Day preceding the Effective Date; and

   . MMU will not issue any fractional shares to MTU shareholders. In lieu thereof, MMU will purchase all fractional MMU shares at the current net asset value of the shares and remit the cash proceeds to former MTU shareholders in proportion to their fractional shares.

   A "Business Day" is any day on which the New York Stock Exchange is open for trading. For the reasons set forth below under "Information About The Merger--Reasons for the Merger," the boards of directors of MMU and MTU, including at least a majority of the non-interested directors of each Fund, have concluded that:

   .   the Merger is in the best interests of each respective Fund, and

   . the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

   Accordingly, the board of directors of each Fund recommends approval of the Merger. If the Merger is not approved, each Fund will continue as a separate investment company, and the board of directors of each Fund will consider such alternatives as it determines to be in the best interests of its shareholders, including reproposing the Merger.

   FORM OF ORGANIZATION. Both Funds are closed-end, non-diversified management investment companies registered under the Investment Company Act. MMU was organized as a Maryland corporation on April 9, 1992 and MTU was organized as a Maryland corporation on July 23, 1992. Each Fund's board of directors is responsible for the management of the business and affairs of each Fund, including the supervision of the duties performed by each Fund's investment manager.

   INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES. Each Fund's investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of principal. Each Fund seeks its objective by investing primarily in long-term investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities (municipal obligations). Investment grade debt securities are those rated in one of the four highest rating categories by a nationally recognized statistical rating organization, or NRSRO. Under normal conditions, MMU invests at least 80% of its total assets in investment grade municipal obligations, while MTU invests at least 80% of its net assets in municipal obligations. Each Fund's investment objective and the investment policies in the previous sentence are fundamental, and can only be changed with the approval of the holders of a "majority of each Fund's outstanding voting securities," as defined under the Investment Company Act.

   Under normal market conditions, each Fund will invest at least 80% of its total assets in municipal securities rated, at the time of investment, no lower than BBB, SP-2 or A-1 by Standard & Poor's Ratings Group, ("S&P"), or Baa, MIG3 or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or BBB or F1 by Fitch IBCA, Inc. ("Fitch"). Up to 20% of each Fund's total assets may be invested in unrated securities that are deemed by SBFM to be of a quality comparable to investment grade. Under normal market conditions, neither Fund will invest in municipal securities that are not rated investment grade by any NRSRO, at the time of purchase, or deemed to be of comparable quality. Neither Fund will invest more than 25% of its total assets in any industry. Each Fund may invest more than 25% of its assets in industrial development bonds or in issuers located in the same state.

   On November 14, 2001, MMU's board of directors approved a change in MMU's investment restriction regarding the issuance of senior securities, subject to the approval by MMU's shareholders of Proposal 2.

   The preceding summary of the Funds' investment objectives and certain policies should be considered in conjunction with the discussion below under "Risk Factors and Special Considerations" and "Comparison of Investment Objectives and Management Policies."

   FEES AND EXPENSES--MANAGED MUNICIPALS PORTFOLIO. SBFM serves as MMU's investment manager with respect to all investments. As compensation for its management services, SBFM is contractually entitled to receive from the Fund a monthly fee in arrears equal to 0.70% per annum of the Fund's average daily net assets at the end of each month. In addition, SBFM serves as administrator of the Fund and is paid a fee by MMU that is computed daily and paid monthly at an annual rate of 0.20% of the value of the Fund's average daily net assets. For the years ended May 31, 1999, 2000 and 2001, MMU paid $3,487,650, $2,848,609 and $3,344,379, respectively, in management and administration fees to SBFM. Effective September 1, 1998, SBFM instituted a voluntary fee waiver whereby the aggregate of its advisory and administration fees did not exceed an annual rate of 0.33% of average daily net assets for the fiscal year ended May 31, 2001. However, SBFM has determined to reduce or eliminate its waiver of fees with regard to the Fund as soon as practicable, while taking into account the effect on the Fund and its shareholders of the changes in the waiver. It is undertaking, however, to leave the current fee waiver in place until the preferred shares have been issued, assuming that Proposal 2 in this Proxy Statement/Prospectus (relating to a proposed change in MMU's policy regarding issuance of senior securities) is approved. SBFM is also agreeing to reduce its aggregate management and administration fees to sixty-five basis points (0.65%) on those assets of the Fund equal to the product of the number of preferred shares outstanding multiplied by the liquidation value of such shares. Assuming that the shareholders approve Proposal 2 and MMU issues preferred shares equal to fifty percent (50%) of the Fund's current net assets, the blended aggregate management and administration fees would equal 0.82%.

   For the fiscal year ended May 31, 2001, MMU's total expense ratio was 1.01%. The Fund's total expense ratio is the ratio of total annual operating expenses to average net assets.

   FEES AND EXPENSES--MANAGED MUNICIPALS PORTFOLIO II. SBFM also serves as MTU's investment manager with respect to all investments. As compensation for its management services, SBFM is contractually entitled to receive from the Fund a monthly fee in arrears equal to 0.70% per annum of the Fund's average daily net assets at the end of each month. In addition, SBFM serves as administrator of the Fund and is paid a fee by MTU that is computed daily and paid monthly at an annual rate of 0.20% of the value of the Fund's average daily net assets. For the years ended August 31, 1999, 2000 and 2001, MTU paid $1,224,972, $1,059,714 and $1,070,366, respectively, in management and administration fees to SBFM. Effective September 1, 1998, SBFM instituted a voluntary fee waiver whereby the aggregate of its advisory and administration fees did not exceed an annual rate of 0.39% of average daily net assets for the fiscal year ended August 31, 2001. However, SBFM has determined to reduce or eliminate its waiver of fees with regard to the Fund as soon as practicable after taking into account the effect on the Fund and its shareholders of the changes in the waiver.

   For the fiscal year ended August 31, 2001, MTU's total expense ratio was 1.13%. The Fund's total expense ratio is the ratio of total annual operating expenses to the average net assets.

   Without any fees and expenses that would be incurred if shareholders approve Proposal 2 and the Fund's Board causes MMU to issue a class of auction rate preferred shares, the expense ratio of MMU is projected to be approximately 1.01% after giving effect to the Merger. The actual expense ratios for MMU for the current and future fiscal years, if the Merger occurs, may be higher or lower than this projection and depend upon MMU's performance, general stock market and economic conditions, net asset levels, stock price and other factors, including the aforementioned issuance of preferred shares.

   See "Expense Table" below for the current expenses of each Fund and pro forma expenses following the Merger.

   UNREALIZED CAPITAL GAINS AND LOSSES. As of September 30, 2001, MMU had approximately $5,241,622 of unrealized capital gains, representing approximately 1.4% of its net asset value. As of that same date, MTU had approximately $233,044 of unrealized capital gains, representing approximately 0.2% of its net asset value. As of September 30, 2001, MMU had approximately $13,879,000 of capital loss carryforwards. MTU had approximately $5,412,000 of capital loss carryforwards as of that same date.

   Both Funds will pay their shareholders a cash distribution of substantially all undistributed 2001 net investment income prior to the Effective Date unless such amounts are immaterial. It is expected that any undistributed realized net capital gains will be offset through the utilization of capital loss carryforwards prior to the Effective Date.

   FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. As a condition to the closing of the Merger, both Funds will receive an opinion of Willkie Farr & Gallagher, counsel to the Funds and SBFM, stating that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). Accordingly, no shareholder of either Fund will recognize any gain or loss for federal income tax purposes as a result of the Merger, except with respect to those shareholders of MTU who receive cash proceeds from the purchase of fractional share interests by MMU. These shareholders will be treated for federal income tax purposes as if they received such fractional share interests and then sold such interests for cash. The holding period of MMU shares (including fractional share interests purchased by MMU) received by a MTU shareholder will generally include the holding period of the shares of MTU previously held by the shareholder, and the aggregate tax basis of MMU shares (including fractional share interests purchased by MMU) received by a MTU shareholder will be the same as the aggregate tax basis of the shares of MTU previously held by the shareholder. Except for consequences regularly attributable to a termination of MTU's taxable year, neither MTU nor MMU will recognize any gain or loss for federal income tax purposes as a result of the Merger. Except with respect to assets which must be revalued as a consequence of a termination of MTU's taxable year, the holding period and the aggregate tax basis of the assets received by MMU in the Merger will be the same as the holding period and the tax basis of such assets in the hands of MTU immediately before the Merger. For more information about the tax consequences of the Merger, see "Information About The Merger--Tax Considerations."

   DISCOUNT FROM NET ASSET VALUE. Shares of closed-end funds frequently trade at a market price that is less than the value of the fund's net assets. The possibility that shares of MMU will trade at a discount from its net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. Except for limited periods of time, MMU's shares have traded in the market at a discount, and, as of November 16, 2001, the last trading day immediately before the announcement of the Merger, traded at a market price discount of 10.1%. Similarly, MTU shares have traded in the market at a discount and, as of the same date, traded at a market price discount of 10.2%.

   EXPENSES OF THE MERGER. In evaluating the proposed Merger, SBFM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, legal and accounting fees and proxy solicitation and distribution costs. The estimated total expenses pertaining to the Merger are $131,000. The aggregate amount of estimated expenses of the Merger will be borne by the Funds, in proportion to their respective total assets.

   The expenses of the Merger are expected to result in a reduction in MMU's net asset value per share of approximately $0.01, and a reduction in MTU's net asset value per share of approximately $0.01.

                                 EXPENSE TABLE

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)/(1)/


                                MANAGED MUNICIPALS MANAGED MUNICIPALS    PRO FORMA
                                    PORTFOLIO         PORTFOLIO II    POST-MERGER/(4)/
                                ------------------ ------------------ ---------------
Management Fees................        0.90%/(1)/         0.90%/(1)/       0.90%
Other Expenses.................        0.11%/(2)/         0.23%/(3)/       0.11%
Total Annual Operating Expenses        1.01%              1.13%            1.01%

--------
/(1)/On September 1, 1998, SBFM instituted a voluntary waiver of a portion of its management fees in order to enable the Fund to increase its dividend yield. The waiver is a temporary measure and may be terminated at any time by SBFM. The amount stated above does not reflect its waiver.
/(2)/"Other expenses," as shown above, are based on actual expenses for the fiscal year ended May 31, 2001. These figures do not reflect the expenses of the Merger.
/(3)/"Other expenses," as shown above, are based on expenses for the fiscal year ended August 31, 2001. These figures do not reflect the expenses of the Merger.
/(4)/The fees and expenses do not reflect the issuance by MMU (post-merger) of preferred shares as contemplated by Proposal 2. For a discussion of the potential impact of issuance of preferred shares on the Fund's fees and expenses, see "Proposal 2 (Managed Municipals Portfolio Shareholders
     Only): Approval of Change in an Investment Restriction."

   EXAMPLE. The purpose of the following example is to help you understand the costs and expenses you may bear as an investor. This example is based on the level of total annual operating expenses for each Fund listed in the table above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Shareholders do not pay these expenses directly; they are paid by the Funds before they distribute net investment income to shareholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual returns will vary.

                    MANAGED MUNICIPALS MANAGED MUNICIPALS  PRO FORMA
                        PORTFOLIO         PORTFOLIO II    POST-MERGER
                    ------------------ ------------------ -----------
           1 Year          $ 10               $ 12           $ 10
           3 Years         $ 32               $ 36           $ 32
           5 Years         $ 56               $ 62           $ 56
           10 Years        $124               $138           $124

   PERFORMANCE. The table below provides performance data for period ended May 31, 2001 for MMU and the period ended August 31, 2001 for MTU based on each Fund's net asset value and market value. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Merger. The eight-year comparison has been included to illustrate the comparative performance of both Funds during a period which closely approximates the period during which both Funds were in existence and were fully invested.

                                     MANAGED MUNICIPALS MANAGED MUNICIPALS
                                     PORTFOLIO'S RETURN PORTFOLIO II RETURN
                                     ------------------ -------------------
                                                AVERAGE             AVERAGE
                                     CUMULATIVE ANNUAL  CUMULATIVE  ANNUAL
                                     ---------- ------- ----------  -------
Net Asset Value One Year               13.90%      10%     9.75%     9.75%
                Three Year             13.63%    4.35%    15.15%     4.81%
                Five Year              35.83%    6.32%    38.61%     6.75%
                Eight Year             60.27%    6.07%    58.17%     5.90%
                Since inception/(1)/   82.03%    6.94%    84.20%     7.08%
Market Value    One Year               20.69%   20.69%    14.53%    14.53%
                Three Year             16.14%    5.11%    19.74%     6.19%
                Five Year              27.91%    5.05%    27.33%     4.95%
                Eight Year             54.57%    5.59%    50.92%     5.28%
                Since inception/(1)/   82.03%    6.94%    84.20%     7.08%

--------
/(1)/MMU commenced operations on June 26, 1992. MTU commenced operations on September 24, 1992.

                             FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand the financial performance of MMU and MTU. This information is derived from the financial and accounting records of each Fund.

   The following information for the six years ended May 31, 2001 with respect to MMU and for the seven years ended August 31, 2001 with respect to MTU has been audited by KPMG LLP, the Funds' independent auditors, whose reports, along with the Funds' financial statements, are incorporated herein by reference and included in the Funds' Annual Reports to Shareholders. The MMU's information for the fiscal years ended May 31, 1993 through May 31, 1995, and the MTU's information for the year ended August 31, 1994 and the period ended August 31, 1993 have been audited by other independent auditors. The Annual Reports may be obtained without charge, by writing to either Fund at 125 Broad Street, New York, New York 10004, or by calling 1-(800) 331-1710.

                       MANAGED MUNICIPALS PORTFOLIO INC.

                             FINANCIAL HIGHLIGHTS

   The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

MANAGED MUNICIPALS PORTFOLIO INC.

                                             2001    2000     1999     1998     1997
                     .                      ------  ------   -------  -------  -------
Net Asset Value, Beginning of Year......... $10.93  $11.97   $ 12.37  $ 11.90  $ 12.11
                                            ------  ------   -------  -------  -------
Income (Loss) From Operations:
   Net investment income/(1)/..............   0.60    0.58      0.58     0.54     0.67
   Net realized and unrealized gain (loss).   0.79   (1.14)    (0.32)    0.83     0.08
                                            ------  ------   -------  -------  -------
Total Income (Loss) from Operations........   1.39   (0.56)     0.26     1.37     0.75
                                            ------  ------   -------  -------  -------
Gain From Repurchase of Treasury Stock.....   0.02    0.12        --       --       --
Less Distributions From:
   Net investment income...................  (0.60)  (0.60)    (0.54)   (0.61)   (0.66)
   Net realized gains......................     --      --     (0.12)   (0.29)   (0.30)
                                            ------  ------   -------  -------  -------
Total Distributions........................  (0.60)  (0.60)    (0.66)   (0.90)   (0.96)
                                            ------  ------   -------  -------  -------
Net Asset Value, End of Year............... $11.74  $10.93   $ 11.97  $ 12.37  $ 11.90
                                            ======  ======   =======  =======  =======
Total Return, Based on Market Value/(2)/...  20.69%  (3.88)%    0.11%    2.08%    7.89%
                                            ======  ======   =======  =======  =======
Total Return, Based on Net Asset Value/(2)/  13.90%  (2.82)%    2.66%   12.14%    6.59%
                                            ======  ======   =======  =======  =======
Net Assets, End of Year (millions)......... $  374  $  352   $   414  $   428  $   411
Ratios to Average Net Assets:
   Expenses/(1)/...........................   0.68%   0.89%     0.94%    0.99%    1.00%
   Net investment income...................   5.15    5.19      4.72     4.35     5.56
Portfolio Turnover Rate....................     58%     35%       23%      87%     113%
Market Value, End of Year.................. $10.67  $9.375   $10.375  $11.000  $11.625
                                            ======  ======   =======  =======  =======

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31, UNLESS OTHERWISE NOTED:

MANAGED MUNICIPALS PORTFOLIO INC.

                                              1996    1995    1994   1993*
                                             ------  ------  ------  ------
 Net Asset Value, Beginning of Year......... $12.55  $12.26  $13.00  $12.00
                                             ------  ------  ------  ------
 Income From Operations:
    Net investment income/(1)/..............   0.67    0.72    0.67    0.63
    Net realized and unrealized gain (loss).  (0.35)   0.49   (0.23)   0.97
                                             ------  ------  ------  ------
 Total Income from Operations...............   0.32    1.21    0.44    1.60
                                             ------  ------  ------  ------
 Gain From Repurchase of Treasury Stock.....     --      --      --   (0.02)
                                             ------  ------  ------  ------
 Less Distributions From:
    Net investment income...................  (0.75)  (0.67)  (0.67)  (0.55)
    Net realized gains......................  (0.01)  (0.25)  (0.51)  (0.03)
                                             ------  ------  ------  ------
 Total Distributions........................  (0.76)  (0.92)  (1.18)  (0.58)
                                             ------  ------  ------  ------
 Net Asset Value, End of Year............... $12.11  $12.55  $12.26  $13.00
                                             ======  ======  ======  ======
 Total Return, Based on Market Value/(2)/...   8.26%   8.40%   2.98%   7.02%++
                                             ======  ======  ======  ======
 Total Return, Based on Net Asset Value/(2)/   2.79%  10.96%   3.45%  13.58%++
                                             ======  ======  ======  ======
 Net Assets, End of Year (millions)......... $  418  $  433  $  423  $  444
 Ratios to Average Net Assets:
    Expenses/(1)/...........................   1.00%   1.02%   1.00%   0.98+
    Net investment income...................   5.35    5.97    5.15    5.48+
 Portfolio Turnover Rate....................     45%     93%     72%    169%
 Market Value, End of Year.................. $11.69  $11.50  $11.50  $12.25
                                             ======  ======  ======  ======

--------
/(1)/SBFM waived a portion of its management fees for the years ended May 31, 2001 and 2000. In addition, SBFM waived a portion of its management and administration fees for the year ended May 31, 1999. If such fees had not been waived, the per share decreases in net investment income and actual expense ratios would have been as follows:

     PER SHARE DECREASES IN   EXPENSE RATIOS
     NET INVESTMENT INCOME  WITHOUT FEE WAIVERS
     ---------------------- -------------------
2001         $0.04                 1.01%
2000          0.02                 1.04
1999          0.01                 1.02

/(2)/The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 * For the period from June 26, 1992 (commencement of operations) to May 31,
   1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                     MANAGED MUNICIPALS PORTFOLIO II INC.

                             FINANCIAL HIGHLIGHTS

   The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:

MANAGED MUNICIPALS PORTFOLIO II INC.

                                             2001    2000    1999      1998      1997     1996
                                            ------  ------  -------   -------   -------  -------
Net Asset Value, Beginning of Year......... $11.51  $11.30  $ 12.48   $ 12.15   $ 11.98  $ 12.36
                                            ------  ------  -------   -------   -------  -------
Income (Loss) From Operations:
   Net investment income/(1)/..............   0.60    0.59     0.56      0.55      0.63     0.66
   Net realized and unrealized gain (loss).   0.40    0.05    (1.02)     0.53      0.48    (0.21)
                                            ------  ------  -------   -------   -------  -------
Total Income (Loss) from Operations........   1.00    0.64    (0.46)     1.08      1.11     0.45
                                            ------  ------  -------   -------   -------  -------
Gains From Repurchase of Treasury Stock....   0.01    0.17       --        --        --       --
Less Distributions From:
   Net investment income...................  (0.60)  (0.60)   (0.54)    (0.58)    (0.66)   (0.67)
   Net realized gains......................     --      --    (0.18)    (0.17)    (0.28)   (0.16)
                                            ------  ------  -------   -------   -------  -------
Total Distributions........................  (0.60)  (0.60)   (0.72)    (0.75)    (0.94)   (0.83)
                                            ------  ------  -------   -------   -------  -------
Net Asset Value, End of Year............... $11.92  $11.51  $ 11.30   $ 12.48   $ 12.15  $ 11.98
                                            ======  ======  =======   =======   =======  =======
Total Return, Based on Market Value/(2)/...  14.53%   5.21%   (0.59)%   (1.31)%    7.75%    7.35%
                                            ======  ======  =======   =======   =======  =======
Total Return, Based on Net Asset Value/(2)/   9.75%   8.49%   (3.29)%    9.57%     9.86%    4.01%
                                            ======  ======  =======   =======   =======  =======
Net Assets, End of Year (millions)......... $  122  $  118  $   127   $   140   $   137  $   134
Ratios to Average Net Assets:
   Expenses/(1)/...........................   0.79%   0.90%    1.03%     1.10%     1.10%    1.09%
   Net investment income...................   5.15    5.28     4.62      4.46      5.23     5.31
Portfolio Turnover Rate....................     38%     37%      27%       66%       97%      63%
Market Value, End of Year.................. $10.74  $9.938  $10.063   $10.813   $11.688  $11.750
                                            ======  ======  =======   =======   =======  =======

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:

MANAGED MUNICIPALS PORTFOLIO II INC.

                                             1995     1994     1993*
                                            -------  -------  -------
Net Asset Value, Beginning of Year......... $ 12.15  $ 13.37  $ 12.00
                                            -------  -------  -------
Income From Operations:
   Net investment income/(1)/..............    0.69     0.64     0.62
   Net realized and unrealized gain (loss).    0.32    (0.61)    1.34
                                            -------  -------  -------
Total Income from Operations...............    1.01     0.03     1.96
                                            -------  -------  -------
Gains From Repurchase of Treasury Stock....      --     0.01    (0.04)
Less Distributions From:
   Net investment income...................   (0.68)   (0.67)   (0.55)
   Net realized gains......................   (0.12)   (0.59)      --
                                            -------  -------  -------
Total Distributions........................   (0.80)   (1.26)   (0.55)
                                            -------  -------  -------
Net Asset Value, End of Year............... $ 12.36  $ 12.15  $ 13.37
                                            =======  =======  =======
Total Return, Based on Market Value/(2)/...    8.86%    0.72%    9.97%++
                                            =======  =======  =======
Total Return, Based on Net Asset Value/(2)/    9.20%    0.48%   16.46%++
                                            =======  =======  =======
Net Assets, End of Year (millions)......... $   139  $   136  $   150
Ratios to Average Net Assets:
   Expenses/(1)/...........................    1.14%    1.12%    1.10%+
   Net investment income...................    5.80%    5.08%    5.21%+
Portfolio Turnover Rate....................      95%      85%     163%
Market Value, End of Year.................. $11.625  $11.500  $12.625
                                            =======  =======  =======

--------
/(1)/SBFM waived a portion of its management and administration fees for each of the years in the three-year period ended August 31, 2001. If such fees had not been waived, the per share decreases in net investment income and the actual ratios of expenses to average net assets would have been as follows:

                     PER SHARE DECREASES IN   EXPENSE RATIOS
                     NET INVESTMENT INCOME  WITHOUT FEE WAIVERS
                     ---------------------- -------------------
                2001         $0.04                 1.13%
                2000          0.03                 1.17
                1999          0.01                 1.09

/(2)/The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 * For the period from September 24, 1992 (commencement of operations) to August 31, 1993.
++ Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

   Both MMU and MTU invest in substantially similar municipal obligations and, accordingly, are subject to substantially the same investment risks. The investment risks of each of the Funds are described below.

MUNICIPAL OBLIGATIONS

   Each Fund invests primarily in municipal obligations and may be affected by any of the following:

   . Interest rates rise, causing the value of the Funds' portfolios generally to decline;

   . When interest rates are declining, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities;

   . The underlying revenue source for a municipal obligation other than a general obligation bond is insufficient to pay principal or interest in a timely manner;

   . The credit rating of a security owned by the Funds is downgraded or there is a default on its payment of principal and/or interest;

   . The manager's judgment about the attractiveness, value or income potential of a particular bond proves to be incorrect;

   .   Municipal obligations fall out of favor with investors; and

   . Unfavorable legislation affects the tax-exempt status of municipal obligations, or the desirability from a tax perspective of owning municipal obligations.

INVESTMENT GRADE AND UNRATED SECURITIES

   The Funds invest in investment grade debt securities, and unrated securities that SBFM believes are of comparable quality. Investment grade securities that are not in the highest rating category may be subject to greater risk of downgrading and issuer default than higher rated securities and may have speculative characteristics. The Funds may experience more difficulty selling unrated securities because markets for these securities may be less liquid.

CONCENTRATION AND NON-DIVERSIFICATION

   Each Fund may invest more than 25% of its assets in municipal securities that finance the same or similar facilities or in issuers located in the same state. In addition, each Fund is non-diversified within the meaning of the Investment Company Act. This means that, compared to a diversified fund, each Fund may invest a greater portion of its assets in the obligations of a smaller number of issuers. As a result, the Funds may be subject to greater risk than a diversified fund.

POSSIBILITY OF TAXABLE INCOME OR GAINS

   It is possible that some of the Funds' income and gains may be subject to federal taxation. The Funds may realize taxable gains on the sale of their securities, and some of the Funds' income may be subject to the federal alternative minimum tax.

DERIVATIVES

   The Funds hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark.

   The Funds may use derivatives:

   .   to shorten or lengthen the Funds' effective maturity or duration;

   .   as a substitute for purchasing or selling securities; or

   . to hedge against adverse changes caused by changing interest rates in the market value of securities held or to be bought by either Fund.

   A derivative contract will obligate or entitle the Funds to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the Funds' interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Funds may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Funds' holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the Funds less liquid and harder to value, especially in declining markets. Derivatives include futures and options transactions.

INTEREST RATE SENSITIVITY

   Municipal obligations are fixed-income securities which are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the Funds' fixed-income securities can be expected to decrease. When interest rates are declining, the value of the Funds' fixed-income securities can be expected to increase. The Funds' net asset values may fluctuate in response to the increasing or decreasing value of the Funds' fixed-income securities.

LESS LIQUID MARKETS FOR SOME MUNICIPAL OBLIGATIONS

   . The market for municipal obligations may be less liquid than the market for corporate bonds. The market for special obligation bonds, lease obligations, participation certificates and variable rate instruments, which the Funds may purchase, may be less liquid than the market for general obligation bonds.

   . Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets. If markets are less liquid, the Funds may not be able to dispose of municipal obligations in a timely manner and at a fair price.

   . Some of the Funds' investments may be restricted as to resale. Although restricted securities may be sold in private transactions, a security's value may be less than the price originally paid by the Funds. The ability of SBFM to value illiquid or restricted securities will be more difficult and SBFM's judgment may play a greater role in their valuation.

ISSUER OF A MUNICIPAL OBLIGATION MAY DEFAULT ON ITS OBLIGATION TO PAY

   . The issuer of a municipal obligation may not be able to make timely payments of interest and principal because of general economic downturns or adverse allocation of government cost burdens. If an issuer did not make timely payments, the Funds would not receive the anticipated income from the investment and the value of the investment might be reduced. This could result in a decrease in each Fund's net asset value. This risk of default may be greater for private activity bonds or other municipal obligations whose payments are dependent upon a specific source of revenue.

   . Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations.

ISSUER OF A MUNICIPAL OBLIGATION DECLARES BANKRUPTCY

   . The issuer of a municipal obligation might declare bankruptcy and the Funds could experience delays collecting interest and principal. To enforce their rights, the Funds might be required to take possession of and manage the assets securing the issuer's obligation. This may increase the Funds' expenses, reduce their net asset values and increase the amount of the Funds' distributions that are in taxable form.

   . If the Funds took possession of a bankrupt issuer's assets, income derived from the Funds' ownership and management of the assets may not be tax exempt. Shareholders may receive more of the total distributions from the Funds in taxable form.

   . The Funds might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Funds are permitted to make, and the nature of the income the Funds are entitled to receive from their investments imposed on them by the Code. If the Funds cannot take possession of the assets and enforce their rights, the value of the security may be greatly diminished. This could reduce each Fund's net asset value.

ADVERSE GOVERNMENTAL ACTION

   The U.S. government has enacted laws that have restricted or diminished the income tax exemption on some municipal obligations and it may do so again in the future. If this were to happen, shareholders could receive more of the distributions from the Funds in taxable form.

   A change in the effective tax rates for individuals would affect the after-tax effects of tax exempt income payable on municipal obligations.

MUNICIPAL OBLIGATIONS PURCHASED AT A PREMIUM

   The issuer of a municipal obligation may be obligated to redeem the security at face value, but if the Funds paid more than face value for the security, the Funds may lose money on the security when it is sold.

MUNICIPAL LEASES

   . These leases frequently contain clauses that permit the governmental issuer to stop making interest and principal payments if money is not appropriated by the legislature annually or on some other periodic basis.

   . These leases are less liquid than municipal obligations and may be difficult to value and to sell at a fair price.

   . If the issuer is foreclosed upon, the assets securing these leases may be difficult to dispose of.

OTHER RISKS OF INVESTING IN MUNICIPAL OBLIGATIONS

   . The issuer of a municipal obligation may be obligated to redeem the security at face value, but if the Funds paid more than face value for the security, the Funds may lose money on the security when it is sold.

   . There may be less extensive information available about the financial condition of issuers of municipal obligations than for corporate issuers with publicly traded securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

   The Funds may use when-issued and delayed delivery transactions to purchase securities. The value of securities purchased in these transactions may decrease before they are delivered to the Funds. Also, the yield on securities purchased in these transactions may be higher in the market when the delivery takes place.

REPURCHASE AGREEMENTS

   Each Fund may use repurchase agreements to manage its cash position. If the other party to the agreement defaults, the Funds may not be able to sell the underlying securities. If the Funds must assert their rights against the other party to recover the securities, the Funds will incur unexpected expenses, risk losing the income on the security and bear the risk of loss in the value of the security.

LENDING SECURITIES

   If the party borrowing the Funds' securities fails financially, the Funds may be unable to recover the loaned securities.

FINANCIAL FUTURES AND OPTIONS

   The Funds may use financial futures contracts and options on these contracts to protect the Funds from a decline in the price of municipal obligations they own or an increase in the price of a municipal obligation they plan to buy. Risks associated with futures and options transactions include the following:

   . Because it is not possible to correlate perfectly the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract.

   . Because there is imperfect correlation between the Funds' securities that are hedged and the futures contract, the hedge may not be fully effective. Losses on the Funds' security may be greater than gains on the futures contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge.

   . To compensate for imperfect correlation, the Funds may over-hedge or under-hedge by entering into a futures contract or options on futures contracts in dollar amounts greater or lesser than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the Funds could lose money from these positions.

   . If the Funds hedge against an increase in interest rates, and rates decline instead, the Funds will lose all or part of the benefit of the increase in value of the securities they hedged because they will have offsetting losses in their futures or options positions. Also, in order to meet margin requirements, the Funds may have to sell securities at a time they would not normally choose.

CLOSED-END INVESTMENT COMPANY

   Shares of closed-end investment companies frequently trade at a discount from net asset value. Trading at a discount is a risk separate and distinct from the risk that the net asset value of each Fund will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time because for those shareholders, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Although each Fund's shares have at times been traded in the market above net asset value, since the commencement of each Fund's operations, each Fund's shares have generally traded in the market at a discount to net asset value. Neither Fund's shares is subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in the Funds on any exchange where such shares are then listed at the then current market value, which may differ from the then current net asset value.

CHARTER PROVISIONS

   Certain provisions of each Fund's Articles of Incorporation and Bylaws may inhibit that Fund's possible conversion to open-end status and limit the ability of other persons to acquire control of the Fund's board of directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

          COMPARISON OF INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

   ORGANIZATION. MMU and MTU are both non-diversified, closed-end management investment companies registered under the Investment Company Act. Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed by SBFM (formerly known as SSB Citi Fund Management LLC). The shares of common stock of each Fund are listed and trade on the NYSE under the symbols "MMU" and "MTU", respectively. After the Merger, MMU's shares will continue to be traded on the NYSE under the symbol "MMU", while MTU's shares will be delisted and MTU will cease to exist.

   The shares of common stock of each Fund have similar non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

   PROPOSED CHANGE IN INVESTMENT POLICY. Shareholders of MMU are being asked to approve a change in MMU's investment restriction. Currently, MMU may not issue senior securities. The proposed change would allow MMU to issue senior securities to the extent permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by appropriate regulatory authorities. See "Proposal 2 (Managed Municipals Portfolio Shareholders Only):
Approval of Change in an Investment Restriction."

   INVESTMENT OBJECTIVES. Each Fund's investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital. Each Fund seeks to achieve this objective by investing primarily in long term, investment grade municipal obligations. The investment objective is a fundamental policy of each Fund and cannot be changed without the approval of the holders of a "majority of the Fund's outstanding voting securities," as defined above under "General."

   No assurance can be given that either Fund's investment objective will be achieved.

   COMPARISON OF CURRENT INVESTMENT POLICIES. MMU's policy under normal market conditions is to invest at least 80% of its total assets in investment grade municipal obligations. MTU's policy under normal market conditions is to invest at least 80% of its net assets in municipal obligations. These policies and the investment limitations described below under the caption "Investment Restrictions" are fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined above under "General." All other policies and percentage limitations of each Fund as described below may be modified by that Fund's board of directors if, in the reasonable exercise of its business judgment, it determines that modification is necessary or appropriate to carry out that Fund's investment objective.

   Both Funds define municipal obligations to include bonds and notes such as:

   . general obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power;

   . revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility. Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax, or AMT; and

   . notes that are short-term obligations of municipalities or agencies sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

   Municipal obligations may have all types of interest rate payment and reset terms, including fixed rate, floating and variable rate, zero coupon, payment in kind and auction rate features.

   Under normal market conditions, MMU is obligated, and MTU expects, to invest at least 80% of its total assets in municipal securities rated, at the time of investment, no lower than BBB, SP-2 or A-1 by S&P or Baa, MIG3 or Prime-1 by Moody's, or BBB or F1 by Fitch. Up to 20% of each Fund's total assets may be invested in unrated securities that are deemed by SBFM to be of a quality comparable to investment grade. Under normal market conditions, neither Fund will invest in municipal securities that are not rated investment grade by any NRSRO, at the time of purchase. Although municipal obligations rated Baa by Moody's, BBB by S&P or BBB by Fitch are considered to be investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated Baa by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Municipal obligations rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest. Municipal obligations rated BBB by Fitch are deemed to be subject to a higher likelihood that their rating will fall below investment grade than higher rated bonds.

   Each Fund's policies on the credit quality of its investments apply only at the time of the purchase of a security, and the Funds are not required to dispose of securities in the event that S&P or Moody's or any other NRSRO downgrades its assessment of the credit characteristics of a particular issuer or in the event the manager reassesses its view with respect to the credit quality of the issuer thereof.

   Each Fund invests with the objective that dividends paid by the Fund may be excluded by shareholders from their gross incomes for federal income tax purposes. A portion of the Fund's dividends may be taxable. The Funds may invest without limit in private activity bonds. Income from these bonds may be a special preference item for purposes of the AMT. The Funds may not be a suitable investment if you are subject to the AMT.

   Each Fund is classified as a non-diversified fund under the Investment Company Act, which means that each Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in the obligations of a single issuer. Each Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, each Fund will, among other things, limit its investments so that, at the close of each quarter of its taxable year (1) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer. See "Taxation."

   Each Fund generally will not invest more than 25% of its total assets in any single industry. Governmental issuers of municipal obligations are not considered part of any "industry." Municipal obligations backed only by the assets and revenues of non-governmental users may be deemed to be issued by the non-governmental users, and would be subject to the Fund's 25% industry limitation. Each Fund may invest more than 25% of its total assets in a broad segment of the municipal obligations market, if SBFM determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with a large investment in the segment. Each Fund reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in the same state, although neither has a current intention of investing more than 25% of its assets in issuers located in the same state. If a Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

   Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating and variable rates of interest, and variations exist in the security of municipal obligations, both within a particular classification and between classifications.

   The yields on, and values of, municipal obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal obligations markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value.

   Opinions relating to the validity of municipal obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor SBFM will review the procedures relating to the issuance of municipal obligations or the basis for opinions of counsel. Issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on its obligations may be materially affected.

   Under normal conditions, each Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments (collectively, "taxable investments"). In addition, each Fund may take a temporary defensive posture and invest without limitation in short-term municipal obligations and taxable investments, upon a determination by the manager that market conditions warrant such a posture. To the extent the Funds hold taxable investments, the Funds may not be fully achieving their investment objective.

   INVESTMENT TECHNIQUES. Each Fund may employ, among others, the investment techniques described below, which may give rise to taxable income:

   Each Fund may:

   . purchase municipal securities on a "when-issued" and "delayed delivery" basis, and may purchase or sell municipal securities on a "delayed delivery" basis in order to hedge against anticipated changes in interest rates and prices;

   . acquire "stand-by commitments" with respect to municipal obligations it holds;

   . enter into financial futures contracts and invest in options on financial futures contracts that are traded on a U.S. exchange or board of trade, in order to hedge against a decline in the value of municipal obligations it owns or an increase in the price of municipal obligations it proposes to purchase;

   . lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of SBFM unless the Fund applies for and receives specific authority to do so from the SEC; and

   . enter into repurchase agreement transactions with banks which are the issuers of instruments acceptable for purchase by the Funds and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers.

   INVESTMENT RESTRICTIONS. The following investment restrictions of each Fund are fundamental and cannot be changed without the approval of the holders of a majority of each Fund's outstanding voting securities as defined in the Investment Company Act. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Funds may not:

      1. Purchase securities other than municipal obligations and taxable investments.

      2. Borrow money, except for temporary or emergency purposes, or for clearance of transactions, and then only in amounts not exceeding 15% of its total assets (not including the amount borrowed) and as otherwise described in the Fund's Prospectus and SAI. When the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments.

      3. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

      4. Underwrite any issue of securities, except to the extent that the purchase of municipal obligations may be deemed to be an underwriting.

      5. Purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in municipal obligations secured by real estate or interests in real estate.

      6. Invest in commodities, except that the Fund may enter into futures contracts, including those relating to indexes and options on futures contracts or indexes described in the Fund's Prospectus and SAI.

      7. Lend any funds or other assets except through purchasing municipal obligations or taxable investments, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objective.

      8. Issue senior securities. (As noted, MMU's Board has approved and has recommended that that Fund's shareholders approve a change in this fundamental policy. If the change is approved by the shareholders of MMU, the Board currently expects the Fund to issue a class of auction rate preferred shares, as described under Proposal 2 herein.)

      9. Invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of municipal obligations and U.S. government securities.

      10. Make any investments for the purpose of exercising control or management of any company.

                                   TAXATION

   As described above, each Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes. Neither Fund is intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Funds would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

   The following is a summary of selected federal income tax considerations that may affect each Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Funds.

TAXATION OF EACH FUND AND ITS INVESTMENTS

   Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. In addition, each Fund intends to satisfy each year conditions contained in the Code that will enable interest from municipal securities, excluded from gross income for federal income tax purposes with respect to such Fund, to retain that tax-exempt status when distributed to the shareholders of such Fund (that is, to be classified as "exempt-interest" dividends of such Fund).

   As a regulated investment company, neither Fund pays federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M of the Code, each Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gain in excess of net realized long-term capital loss) and 90% of its tax-exempt net investment income (reduced by certain expenses); (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, and other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to such Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each quarter of such Fund's taxable year (a) at least 50% of the market value of such Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 5% of such Fund's assets and 10% of the outstanding voting securities of such issuer, (b) not more than 25% of the market value of such Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that such Fund controls and which are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund pays dividends and distributions necessary to avoid the application of this excise tax.

   As described above, each Fund may invest in financial futures contracts and options on financial futures contracts that are traded on a U.S. exchange or board of trade. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by each Fund and, thus, will affect the amount of capital gains distributed to each Fund's shareholders.

   For federal income tax purposes, gain or loss on the futures and options described above (collectively referred to as "Section 1256 Contracts") would, as a general rule, be taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, each Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on Section 1256 Contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and as a result, the mark-to-market system will generally affect the amount of capital gains or losses taxable to each Fund and the amount of distributions taxable to a shareholder. Moreover, if a Fund invests in both Section 1256 Contracts and offsetting positions in those contracts, then the Fund might not be able to receive the benefit of certain realized losses for an indeterminate period of time. Each Fund expects that its activities with respect to Section 1256 Contracts and offsetting positions in those Contracts (1) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (2) will permit it to use substantially all of its losses for the fiscal years in which the losses actually occur (to the extent it realizes corresponding gains in such years).

TAXATION OF EACH FUND'S STOCKHOLDERS

   Dividends paid by each Fund, other than dividends derived from taxable investments and market discount on municipal securities and from income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Investment Techniques," are derived from interest on municipal securities and are exempt-interest dividends that may be excluded by shareholders from their gross income for federal income tax purposes if the Fund satisfies certain asset percentage and income distribution requirements. Distributions of each Fund's net realized short-term capital gains are taxable to shareholders of such Fund as ordinary income, and distributions of net realized long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held shares of the Fund and whether the distributions are received in cash or reinvested in additional shares. As a general rule, a shareholder's gain or loss on a sale of his shares of a Fund will be a long-term gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. Long-term capital gains of individual shareholders are generally subject to a maximum 20% capital gains tax rate. Dividends and distributions paid by each Fund do not qualify for the federal dividends-received deduction for corporations.

EXEMPT-INTEREST DIVIDENDS

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund is not deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends. If a shareholder receives exempt-interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale of the share may, to the extent of the exempt-interest dividends, be disallowed. The Code may also require a shareholder, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the portion of any exempt-interest dividend paid by a Fund that represents income derived from private activity bonds held by such Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or who is a "related person" to such substantial user. Although each Fund's exempt-interest dividends may be excluded by shareholders from their gross income for federal income tax purposes, some or all of each Fund's exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from each Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors to determine whether they are (1) "substantial users" with respect to a facility or "related" to those users within the meaning of the Code or (2) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

DIVIDEND REINVESTMENT PLAN

   A shareholder of each Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

STATEMENTS AND NOTICES

   Statements as to the tax status of the dividends and distributions received by shareholders of each Fund are mailed annually. These statements show the dollar amount of income excluded from gross income for federal income tax purposes and the dollar amount, if any, subject to federal income taxes including the amount, if any, of long-term capital gains distributions. The statements will also designate the amount of exempt-interest dividends that are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each Fund will notify shareholders annually as to the interest excluded from gross income for federal income tax purposes earned by each Fund with respect to those states and possessions in which such Fund has or had investments. The dollar amount of dividends paid by each Fund that is excluded from gross income for federal income tax purposes and the dollar amount of dividends paid by each Fund that is subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of the shareholder's investment in such Fund.

BACKUP WITHHOLDING

   If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a "backup withholding" tax of 30% with respect to (1) taxable dividends and distributions and (2) the proceeds of any sales or repurchases of shares of common stock. An individual's taxpayer identification number is his social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

                         INFORMATION ABOUT THE MERGER

   GENERAL. Under the Plan, MTU will merge with and into MMU on the Effective Date. As a result of the Merger and on the Effective Date:

   .   MTU will no longer exist, and

   .   MMU will be the surviving corporation.

   MTU will then:

   .   deregister as an investment company under the Investment Company Act,

   .   cease its separate existence under Maryland Law,

   .   remove its shares of common stock from listing on the NYSE, and

   . withdraw from registration under the Securities Exchange Act of 1934 (the "Securities Exchange Act").

   Each share of outstanding stock of MTU will convert into an equivalent dollar amount of full shares of stock of MMU, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. MMU will not issue any fractional shares to MTU shareholders. In lieu thereof, MMU will purchase all fractional MMU shares at the current net asset value of the shares and remit the cash proceeds to former MTU shareholders in proportion to their fractional shares. No sales charge or fee of any kind will be charged to MTU shareholders in connection with their receipt of MMU common stock in the Merger.

   Under Maryland law, shareholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds' shares, are not entitled to demand the fair value of their shares upon a merger;

therefore, the shareholders of the Funds will be bound by the terms of the Merger. However, any shareholder of either Fund may sell his or her shares of common stock on the NYSE at any time prior to the Merger.

   The Plan may be terminated and the Merger abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Effective Date:

   .   by the mutual written consent of the board of directors of each Fund, or

   . by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived.

   . If the Merger has not been consummated by December 31, 2002, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the board of directors of each Fund.

   REASONS FOR THE MERGER. The board of directors of each Fund considered and approved the proposed Merger at meetings of each board held on November 14, 2001. Eight out of nine Directors of each Fund, including a majority of the Directors who are not interested persons of the Funds and SBFM, were present at the meeting in person. For the reasons discussed below, the board of directors of each Fund, including non-interested directors of each Fund, after consideration of the potential benefits of the Merger to the shareholders of that Fund and the expenses expected to be incurred by that Fund in connection with the Merger, determined that:

   . the interests of the existing shareholders of that Fund will not be diluted as a result of the proposed Merger, and

   .   the proposed Merger is in the best interests of that Fund.

   Each board of directors has, over the years, discussed the significance of the existence of the discount to net asset value at which each Fund's shares have traded on the NYSE and the impact on shareholders of the discount. Each board has discussed and considered various alternative strategies to address the discount, including instituting share repurchases, combining with other funds, converting to an open-end format, or liquidating. The directors of each Fund however, have consistently concluded that it was in the best interests of each Fund and its shareholders to maintain the current closed-end format, because, in the view of the Boards and of SBFM, the closed-end format is an attractive investment vehicle for participating in the municipal bond market.

   The alternatives available to the Funds, including a full range of alternatives that has been reviewed in the past discussions of the discount issue, were considered at meetings of each board of directors held on November 14, 2001. After consideration of these alternatives, the board of directors of each Fund, assisted by counsel representing the directors who are not interested persons of the Funds or the Manager, approved the course of action described below.

   IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF EACH FUND, THE MERGER SERVES THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS.

   In deciding to approve the course of action described below, the non-interested directors considered many factors, including, but not limited to, market information and analyses. In addition, in considering the merits of the proposed Merger, the Boards also considered the larger asset size of the combined Fund relative to each constituent Fund standing alone, and the potential for economies of scale that may result from the larger asset size of the combined Fund. Based on data presented by SBFM, the board of directors of each Fund believes that a combination of the Funds may result in a total operating expense ratio that will be lower than the total operating expense ratio of either Fund currently. However, there is no assurance that SBFM will continue to waive fees to the extent it has since September 1, 1998.

   The Boards also considered whether a larger asset base would provide benefits in portfolio management. After the Merger, a larger asset size could result in a more liquid trading market for shares of MMU than either Fund currently enjoys separately. Further, the Merger itself should focus the attention of a wider circle of securities analysts on MMU, and after the Merger, may facilitate securities analysts' following of this Fund because the Merger may eliminate confusion in the marketplace that results from two funds with the same objective, similar policies and similar names managed by the same manager.

   There can be no guarantee that any of these potential beneficial results will be realized.

   The board of directors of each Fund, in declaring advisable and recommending the proposed Merger, also considered the following:

      1. the capabilities and resources of SBFM and its affiliates in the areas of investment management and shareholder servicing;

      2. expense ratios and information regarding fees and expenses of the Funds, both currently and on a pro forma basis;

      3. the terms and conditions of the Merger and whether it would result in dilution of the interests of each Fund and its existing shareholders;

      4. the compatibility of each Fund's portfolio securities, investment objective, policies and restrictions;

      5. the tax consequences to each Fund and its shareholders in connection with the Merger; and

      6.  the anticipated expenses of the Merger.

   In reviewing issues relating to the structure of the Merger and the selection of the surviving corporation in the Merger, each board also considered information provided to them by SBFM concerning:

   .   the comparative performance records of the two Funds,

   .   public and market perception of the two Funds,

   .   the relative size of the two Funds,

   . the investment policies, strategies and personnel SBFM intends to utilize in managing the merged fund, and

   .   MMU as the surviving corporation.

   Based on the factors discussed above, the board of directors of each Fund concluded that the expenses of the Merger are outweighed by the benefits that are anticipated to be derived from the Merger. In addition, the Boards of each Fund, including a majority of the non-interested directors of each Fund, have concluded that:

   .   the Merger is in the best interests of each respective Fund, and

   . the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

   TERMS OF THE MERGER AGREEMENT. The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, attached hereto as Exhibit A.

   At the Effective Date, each share of common stock of MTU will convert into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of MMU common stock, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. MMU will not issue any fractional shares to MTU shareholders. In lieu thereof, MMU will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former MTU shareholders in proportion to their fractional shares.

   For purposes of valuing assets in connection with the Merger, the assets of MTU will be valued pursuant to the principles and procedures consistently utilized by MMU, which principles and procedures are also utilized by MTU in valuing its own assets and determining its own liabilities. As a result, it is not expected that MMU's valuation procedures as applied to MTU's portfolio securities will result in any difference from the valuation that would have resulted from the application of MTU's valuation procedures to such securities. The net asset value per share of MMU common stock will be determined in accordance with these principles and procedures, and MMU will certify the computations involved. The net asset value per share of each Fund will not be adjusted to take into account differences in unrealized gains and losses.

   MMU will issue separate certificates or share deposit receipts for MMU common stock to shareholders of MTU. MMU will deliver these certificates or share deposit receipts representing shares of MMU common stock to PFPC, as the transfer agent and registrar for MMU common stock. MMU will not permit any MTU shareholder to receive new certificates representing shares of MMU common stock until this shareholder has surrendered his or her outstanding certificates representing shares of the common stock of MTU or, in the event of lost certificates, posted adequate bond. MTU will request its shareholders to surrender their outstanding certificates representing shares of the common stock of MTU or post adequate bond therefor. Dividends payable to holders of record of shares of MMU as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of MTU will be paid to such shareholder, without interest; however, such dividends will not be paid unless and until such shareholder surrenders his or her stock certificates of MTU for exchange.

   PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE MERGER, SHAREHOLDERS OF MANAGED MUNICIPALS PORTFOLIO II WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR MANAGED MUNICIPALS PORTFOLIO STOCK CERTIFICATES.

   The net asset value of the MMU shares received by MTU shareholders plus the cash amounts received upon the purchase of fractional share interests by MMU will equal the net asset value of the MTU shares exchanged.

   The Plan provides, among other things, that the Merger will not take place without:

   .   the requisite approval of the shareholders of MMU and MTU, and

   .   effectiveness of a Registration Statement on Form N-14.

   The Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's board of directors or by either Fund if the other has violated a condition of the Plan. The Plan will automatically terminate after December 31, 2002 if the Merger has not been consummated, unless such time is extended by mutual agreement of the board of directors of each Fund.

   The Plan may be amended, modified or supplemented by mutual agreement of MTU and MMU. However, no amendments which would have the effect of changing the provisions for determining the number of shares issued to MTU shareholders will be permitted following the annual meeting unless those shareholders consent to the amendment.

   EXPENSES OF THE MERGER. In evaluating the proposed Merger, SBFM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, legal and accounting fees and proxy and distribution costs. The estimated total expenses pertaining to the Merger are $131,000. For more information about the expenses of the Merger, see "Synopsis--Expenses of the Merger."

   The expenses of the Merger are expected to result in a reduction in MMU's net asset value per share of approximately $0.01, and a reduction in MTU's net asset value per share of approximately $0.01.

   TAX CONSIDERATIONS. The Plan and Merger are conditioned upon the receipt by the Funds of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes:

   . the Merger will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

   . except for consequences regularly attributable to a termination of MTU's taxable year, no gain or loss will be recognized by either Fund as a result of the Merger,

   . except with respect to assets which must be revalued as a consequence of a termination of MTU's taxable year, the basis of the assets of MTU in the hands of MMU will be the same as the basis of such assets to MTU immediately prior to the Merger,

   . except with respect to assets which must be revalued as a consequence of a termination of MTU's taxable year, the holding period of the assets of MTU in the hands of MMU will include the period during which such assets were held by MTU,

   . no gain or loss will be recognized by the shareholders of MTU upon the conversion of their MTU shares to MMU common stock except with respect to cash received upon the purchase of fractional share interests by MMU,

   . the basis of MMU shares received by the shareholders of MTU (including the basis of fractional share interests purchased by MMU) will be the same as the basis of the shares of MTU exchanged therefor,

   . the holding period of MMU shares received by each shareholder of MTU and the holding period of fractional share interests purchased by MMU will include the holding period during which the shares of MTU exchanged therefor were held, provided that at the time of the exchange such shares of MTU were held as capital assets in the hands of such shareholder of MTU, and

   . cash received for fractional share interests purchased by MMU will generally generate capital gain or loss to shareholders receiving such cash.

   While MTU is not aware of any adverse state or local tax consequences of the proposed Merger, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

   HISTORY OF MANAGED MUNICIPALS PORTFOLIO II'S DISCOUNT. MTU's shares have generally traded at a discount to their net asset value per share since shortly after its commencement of operations. See "Additional Information about the Funds-Market Discount." The board of directors of MTU has considered a number of actions in response to this discount.

   The board of directors of MTU approved a plan pursuant to which the Fund began to repurchase its common stock shares on June 21, 1999. These shares are purchased on the NYSE at market prices and then retired. Over time, a share repurchase program will reduce the number of shares outstanding and increase the net asset value per share of the Fund and may also increase the market price of the shares. As of September 30, 2001, the Fund has repurchased 1,027,300 shares totaling $9,717,028 at an average price of $9.46 per share.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

   DESCRIPTION OF SECURITIES TO BE ISSUED. The authorized stock of MMU consists of 500,000,000 shares of common stock, U.S. $0.001 par value. Shares of MMU entitle its holders to one vote per share. Holders of MMU's common stock are entitled to share equally in dividends authorized by the Fund's board of directors payable to the holders of such common stock and in the net assets of MMU available for distribution to holders of such common stock. Shares have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of common stock of MMU are fully paid and non-assessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. MMU holds shareholder meetings annually.

   The following table shows information about the common stock of each Fund as of September 30, 2001.

                                                                                  (4)
                                                                           AMOUNT OUTSTANDING
                                                                          EXCLUSIVE OF SHARES
                                                              (3)         HELD BY FUND FOR ITS
                         (1)               (2)        AMOUNT HELD BY FUND  OWN ACCOUNT AS OF
                    TITLE OF CLASS  AMOUNT AUTHORIZED FOR ITS OWN ACCOUNT  SEPTEMBER 30, 2001
                   ---------------- ----------------- ------------------- --------------------
Managed Municipals
  Portfolio....... Common Stock,
                   $0.001 par value    500,000,000           None           31,848,643.5460
Managed Municipals
  Portfolio II.... Common Stock,
                   $0.001 par value    500,000,000           None           10,207,405.4310

   The shares of common stock of MMU and MTU are listed and trade on the NYSE under the symbols "MMU" and "MTU", respectively. As of November 14, 2001, the net asset value of MMU common stock was $12.07, and the market price per share was $10.93. As of that same date, the net asset value of MTU common stock was $11.80, and the market price per share was $10.58.

   MARKET DISCOUNT. Shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of each

Fund's shares may be greater or less than the net asset value. Since the commencement of each Fund's operations, each Fund's shares have traded in the market at prices that were at times equal to, but generally were below, net asset value.

   Some closed-end companies have taken certain actions, including the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate the discount, and others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

   Each Fund's board of directors has seen no reason to adopt any of the steps specified above, which some other closed-end funds have used to address the discount. The experience of many closed-end funds suggests that the effect of many of these steps (other than open-ending) on the discount may be temporary or insignificant. Accordingly, there can be no assurance that any of these actions will be taken or, if undertaken, will cause each Fund's shares to trade at a price equal to their net asset value. SBFM may voluntarily waive its fees from time to time in order to increase the Funds' dividend yield in an effort to reduce the discount. Any such waiver may be terminated at any time, and there can be no assurance that such actions would be successful at reducing the discount.

            SHARE PRICE DATA FOR MANAGED MUNICIPALS PORTFOLIO INC.

                        COMMON STOCK TRADED ON THE NYSE

   The following table sets forth the high and low sales prices for the common stock, the net asset value per share and the discount or premium to net asset value represented by the quotation for each quarterly period during the last two fiscal years and for the first quarter of 2001.

                    QUARTERLY HIGH PRICE                       QUARTERLY LOW PRICE
         ------------------------------------------ ------------------------------------------
         NET ASSET VALUE NYSE PRICE DISCOUNT TO NAV NET ASSET VALUE NYSE PRICE DISCOUNT TO NAV
         --------------- ---------- --------------- --------------- ---------- ---------------
8/31/99      $11.79       $ 10.750      (8.82)%         $11.27        $9.750      (13.49)%
11/30/99      11.35         10.000      (11.89)          10.85         9.063       (16.47)
2/29/00       11.12          9.625      (13.44)          10.75         9.000       (16.28)
5/31/00       11.31          9.500      (16.00)          10.77         9.063       (15.85)
8/31/00       11.59         10.125      (12.64)          10.98         9.375       (14.62)
11/30/00      11.62        10.0625      (13.40)          11.39         9.625       (15.50)
2/28/01       12.09         10.875      (10.05)          11.59        9.6875       (16.42)
5/31/01       12.02          10.87       (9.57)          11.64         10.36       (11.00)
8/31/01       12.12          11.01       (9.16)          11.76         10.38       (11.73)

            PER SHARE DATA FOR MANAGED MUNICIPALS PORTFOLIO II INC.

                        COMMON STOCK TRADED ON THE NYSE

   The following table sets forth the high and low sales prices for the Fund's common stock, the net asset value per share and the discount or premium to net asset value represented by the quotation for each quarterly period for the last two fiscal years and for the first three quarters of 2001.

                   QUARTERLY HIGH PRICE                     QUARTERLY LOW PRICE
         ---------------------------------------- ----------------------------------------
                                       PREMIUM                                  PREMIUM
                                    (DISCOUNT) TO                            (DISCOUNT) TO
         NET ASSET VALUE NYSE PRICE      NAV      NET ASSET VALUE NYSE PRICE      NAV
         --------------- ---------- ------------- --------------- ---------- -------------
2/28/99      $12.47       $11.563      (7.28)%        $12.21       $10.813     (11.45)%
5/31/99       12.17        11.000       (9.61)         11.96        10.125      (15.34)
8/31/99       11.80        10.875       (7.84)         11.24         9.750      (13.26)
11/30/99      11.29        10.063      (10.87)         11.09         9.063      (18.28)
2/29/00       11.13         9.563      (14.08)         10.78         9.000      (16.51)
5/31/00       11.28         9.438      (16.33)         10.79         9.063      (16.01)
8/31/00       11.51        10.000      (13.12)         10.98         9.250      (15.76)
11/30/00      11.54        10.000      (13.34)         11.34         9.625      (15.12)
2/28/01       11.94         10.77       (9.80)         11.50          9.75      (15.22)
5/31/01       11.85         10.68       (9.87)         11.49         10.18      (11.40)
8/31/01       11.92         10.77       (9.65)         11.60         10.30      (11.21)

   CAPITALIZATION. The following table shows on an unaudited basis the capitalization of MMU and MTU as of September 30, 2001 and on a pro forma basis as of that same date giving effect to the Merger/1/:

                               MANAGED      MANAGED
                              MUNICIPALS   MUNICIPALS   PRO FORMA  PRO FORMA FOR
                              PORTFOLIO   PORTFOLIO II ADJUSTMENTS    MERGER
                             ------------ ------------ ----------- -------------
Net assets.................. $379,676,629 $119,277,286        --   $498,953,915
Net asset value per share/2/       $11.92       $11.69        --         $11.92
Shares outstanding/3/.......   31,848,644   10,207,406  (196,955)    41,859,095

--------
/1/ Assumes that the Merger had been consummated on September 30, 2001, and is for information purposes only. No assurance can be given as to how many shares of MMU common stock shareholders of MTU will receive on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of MMU common stock that actually will be received on or after such date. Assumes distributions of ordinary income and accrual of estimated Merger expenses of $131,000.
/2/ Net asset value per share after distribution of ordinary income and Merger-related expenses.
/3/ Assumes the issuance of 10,010,451 shares in exchange for the net assets of MTU. The number of shares issued was based on the net asset value of each Fund, net of estimated Merger expenses and distributions, on September 30, 2001.

   DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN. Each Fund generally expects to pay monthly dividends of net investment income (income other than net realized capital gains) and to distribute net realized capital gains, if any, annually. From time to time, when each Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. All dividends or distributions with respect to shares of common stock are reinvested automatically in additional shares through participation in each Fund's dividend reinvestment plan, unless a shareholder elects to receive cash.

   Under each Fund's dividend reinvestment plan, a shareholder whose shares of common stock are registered in his or her own name will have all distributions from the Funds reinvested automatically by PFPC as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

   The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds the net asset value per share on the date of valuation, plan participants will be issued shares of common stock at a price equal to the greater of (1) the net asset value per share most recently determined as described under "Net Asset Value" or (2) 95% of the market price.

   If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of common stock received by a plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which each Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Funds to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Funds at net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of each plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and distributions; dividend reinvestment plan dividends and capital gains distributions will be paid by each Fund. No brokerage charges apply with respect to shares of common stock issued directly by each Fund under the plan. Each plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made under the plan.

   Experience under the plan may indicate that changes to it are desirable. Each Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with each Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at 1-800-331-1710.

   NET ASSET VALUE. Each Fund's net asset value will be calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. New York time, on the last day of each week and month on which the NYSE is open for trading. Net asset value is calculated by dividing the value of each Fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of common stock outstanding. Investments in U.S. Government securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are taken at fair value as determined in good faith by or under the direction of the board of directors.

   The valuation of each Fund's assets is made by SBFM after consultation with an independent pricing service approved by the board of directors. When, in the judgment of the service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the service, no readily obtainable market quotation is available (which may constitute a majority of each Fund's portfolio securities), are carried at fair value as determined by the service. The service may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the service are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the board of directors, which may replace the service at any time if it determines it to be in the best interests of the Fund to do so.

   CORPORATE GOVERNANCE PROVISIONS. Both Funds are Maryland corporations and in many generally have similar charter and bylaw provisions.

   SPECIAL VOTING PROVISIONS AND REQUIREMENTS. The Articles of Incorporation and By-laws of each Fund contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The board of directors of each Fund is divided into three classes each having a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

   In addition, conversion of either of the Funds from a closed-end to an open-end investment company requires the affirmative vote of at least two-thirds of the outstanding shares of the respective Fund unless approved by at least two-thirds of the Continuing Directors (as defined below). If the conversion is approved by at least two-thirds of the Continuing Directors, the affirmative vote of at least a majority of the outstanding shares of each Fund will be required to approve such conversion. Converting to an open-end investment company could restrict the ability of either Fund to redeem its shares otherwise than in kind due to the limited depth of the markets for certain securities in which the Funds may invest. As a result, there can be no assurance that the Funds could realize the then market value of the portfolio securities the Funds would be required to liquidate to meet redemption requests.

   The affirmative vote of at least 75% of the directors and of the holders of at least 75% of the shares of either Fund is required to authorize any of the following transactions:

      (i) merger, consolidation or share exchange of either of the Funds with or into any other person;

      (ii) issuance or transfer by either of the Funds (in one or a series of transactions in any 12-month period) of any securities of either of the Funds to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Funds in connection with a public offering, issuances of securities of either of the Funds pursuant to a dividend reinvestment plan adopted by the Funds and issuances of securities of either of the Funds upon the exercise of any stock subscription rights distributed by either of the Funds;

      (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by either of the Funds (in one or a series of transactions in any 12-month period) to or with any person of any assets of either of the Funds having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions effected by either of the Funds in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");

      (iv) any proposal as to the voluntary liquidation or dissolution of either of the Funds or any amendment to either of the Funds' Articles of Incorporation to terminate its existence; and

      (v) any shareholder proposal as to specific investment decisions made or to be made with respect to either Fund's assets.

   However, in the case of a Business Combination or a voluntary liquidation or dissolution proposal as described in clause (iv) above, a 75% shareholder vote will not be required if the transaction is approved by a vote of at least 75% of the Continuing Directors or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with either Fund and various other requirements are satisfied. In that event, a majority of the votes entitled to be cast by MMU's shareholders will be required to approve such transaction if it is a transaction described in clauses (i) or (iii) with respect to which a shareholder vote is required under Maryland law or if it is a transaction described in clause (iv), and no shareholder vote will be required otherwise. Similarly, in that event, a majority of the votes entitled to be cast by MTU's shareholders will be required to approve such transaction if it is a transaction described in clauses (i) or (iv), or if it is a transaction described in clause (iii) involving a transfer of substantially all of MTU's assets with respect to which shareholder approval is required under Maryland law, and no shareholder action will be required otherwise.

   Each Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

   The provisions described above could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund in a tender offer or similar transaction. In the opinion of each Fund's board of directors, however, these provisions offer several possible advantages, including:

   . they may require persons seeking control of either Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control,

   .   they promote continuity and stability, and

   . they enhance each Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

   The board of directors of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the Investment Company Act, are in the best interests of shareholders generally.

   A "Continuing Director" is any member of the board of directors of either Fund who:

   --is not a person or affiliate of a person (other than an investment company advised by the Fund's initial investment adviser or any of its affiliates) who enters or proposes to enter into a Business Combination with either Fund (such person or affiliate, an "Interested Party"), and

   --who has been a member of the board of directors of the respective Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the board of directors of the respective Fund.

   REMOVAL OF DIRECTORS. Directors of both Funds may be removed, with or without cause, only by a vote of the holders of 75% of the shares of the respective Fund entitled to be voted on that matter.

   BY-LAWS.  Each Fund's By-laws provide, among other things, that:

   --at least 25% of the outstanding capital stock of such Fund is required to request a special meeting of shareholders,

   --certain advance notice requirements must be met in order for shareholders to submit proposals at annual meetings and for nominations by stockholders for election to the board of directors, and

   --the power to amend the By-laws is reserved to the board of directors, except as otherwise required by the Investment Company Act.

   The full text of MMU's Articles of Incorporation and Bylaws are on file with the SEC and these documents, as may be amended from time to time, will govern MMU after the Merger.

                            MANAGEMENT OF THE FUNDS

   DIRECTORS AND OFFICERS. The business and affairs of each Fund, including the general supervision of the duties performed by the manager under the investment management agreement, are the responsibility of each Fund's board of directors. The directors and officers of MMU, their addresses and their principal occupations for at least the past five years are set forth below:

                                                                  PRINCIPAL OCCUPATIONS
NAME (AGE) AND ADDRESS       POSITIONS HELD WITH THE FUND         DURING PAST FIVE YEARS
----------------------       ----------------------------         ----------------------
*+ Heath B. McLendon (68)...  Chairman of the Board of    Managing Director of Salomon Smith
  125 Broad Street            Directors, Chief Executive  Barney; Director of 77 investment
  New York, NY 10004          Officer and President       companies associated with Citigroup;
                                                          President and Director of SBFM and
                                                          Travelers Investment Adviser, Inc.
                                                          ("TIA"); formerly Chairman of the
                                                          Board of Smith Barney Strategy
                                                          Advisors Inc.

+ Allan J. Bloostein (71)...  Director                    President, Allan J. Bloostein
 717 Fifth Avenue                                         Associates, a consulting firm; retired
 21st Floor                                               Vice Chairman and Director of May
 New York, NY 10022                                       Department Stores; Director of
                                                          Taubman Centers, Inc.; Retired
                                                          Director of CVS Corporation.

+ Martin Brody (80).........  Director                    Consultant, HMK Associates; Retired
 c\o HMK Associates                                       Vice Chairman of the Board of
 30 Columbia Turnpike                                     Restaurant Associates Corp.
 Florham Park, NJ 07932

+ Dwight B. Crane (63)......  Director                    Professor, Harvard Business School
 Harvard Business School                                  Director of Micro Forum, Inc.
 Soldiers Field Road
 Horgan Hall # 375
 Boston, MA 02163

+ Paulo M. Cucchi (59)......  Director                    Vice President and Dean of College of
 Drew University                                          Liberal Arts at Drew University.
 108 Brothers College
 Madison, NJ 07940

+ Robert A. Frankel (74)....  Director                    Managing Partner of Robert A. Frankel
 8 John Walsh Blvd.                                       Management Consultants; formerly
 Peekskill, NY 10566                                      Corporate Vice President of The
                                                          Reader's Digest Association, Inc.

+ Dr. Paul Hardin (70)......  Director                    Chancellor Emeritus and Professor of
 12083 Morehead                                           Law at the University of North
 Chapel Hill, NC 27514-8426                               Carolina at Chapel Hill; formerly
                                                          Chancellor of the University of North
                                                          Carolina at Chapel Hill.

                                                                  PRINCIPAL OCCUPATIONS
NAME (AGE) AND ADDRESS       POSITIONS HELD WITH THE FUND         DURING PAST FIVE YEARS
----------------------       ----------------------------         ----------------------

+ William R. Hutchinson (58) Director                      President, WR Hutchinson &
 535 N. Michigan                                           Associates, Inc.; formerly Group Vice
 Suite 1012                                                President, Mergers & Acquisitions BP
 Chicago, IL 60611                                         Amoco p.l.c.; formerly Vice
                                                           President--Financial Operations
                                                           Amoco Corp.; Director of Associated
                                                           Bank; Director of Associated Banc-
                                                           Corp.

+ George M. Pavia (72)...... Director                      Senior Partner, Pavia & Harcourt,
 Pavia & Harcourt                                          Attorneys.
 600 Madison Avenue
 New York, NY 10022

 Joseph P. Deane (54)....... Vice President and Investment Managing Director of Salomon Smith
 333 West 34th Street        Officer                       Barney; Investment Officer of SBFM.
 New York, NY 10001

 David Fare (38)............ Investment Officer            Investment Officer of SBFM.
 333 West 34th Street
 New York, NY 10001

 Lewis E. Daidone (44)...... Senior Vice President, Chief  Managing Director of Salomon Smith
 125 Broad Street            Financial and Accounting      Barney, Senior Vice President or
 New York, NY 10004          Officer and Treasurer         Executive Vice President and
                                                           Treasurer of 61 investment companies
                                                           associated with Citigroup; Director
                                                           and Senior Vice President of SBFM
                                                           and TIA.

 Christina T. Sydor (50).... Secretary                     Managing Director of Salomon Smith
 666 Fifth Avenue                                          Barney; Secretary of 61 investment
 New York, NY 10103                                        companies associated with Citigroup;
                                                           Secretary and General Counsel of
                                                           SBFM and TIA.

--------
* Denotes a director who is an "interested person" of the Fund as defined in the Investment Company Act.
+ Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which Salomon Smith Barney is affiliated.

   All the directors and officers of MMU are also directors and officers of MTU. In the event that Proposal 2 were approved by the MMU's shareholders and the Fund issued preferred shares, the holders of the preferred shares, voting as a separate class, will have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years' dividends on preferred shares are unpaid. In each case, the remaining directors will be elected by holders of shares of common stock and holders of preferred shares, voting together as a single class.

   MMU pays each of its directors who is not a director, officer or employee of SBFM, or any of its affiliates, an annual fee of $5,000 plus $500 for each in-person board meeting and $100 for each telephonic board meeting attended. In addition, MMU will reimburse these directors for travel and out-of-pocket expenses incurred in connection with board of directors meetings. For the fiscal year ended May 31, 2001, such fees totaled $39,349.

   The Articles of Incorporation and Bylaws of each Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, each Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances.

   Each of the non-interested directors of the Funds is also party to Indemnification Agreements with the Funds providing for contractual rights of indemnity and advancement of expenses. However, nothing in the Articles of Incorporation, the Bylaws or the Indemnification Agreements of either Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Insurance obtained by either Fund shall not protect or purport to protect officers or directors or the investment adviser of that Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

   At the close of business on January 7, 2002, 31,129,406 shares of common stock or 98% of MMU's total shares outstanding on that date, and 10,032,005 shares of common stock or 98% of MTU's total shares outstanding on that date, were held in accounts of, but were not beneficially owned by, CEDE & Co., P.O. Box 20, Bowling Green Station, NY, NY 10004. As of that date, the officers and board members of MMU and MTU beneficially owned less than 1% of the outstanding shares of each Fund.

   INVESTMENT MANAGER. SBFM serves as each Fund's investment manager. SBFM (through its predecessors) has been in the investment counseling business since 1934 and is a registered investment adviser. SBFM was formed in 1999 and currently manages investment companies that had total assets in excess of $116 billion as of September 30, 2001, of which approximately $7 billion consisted of municipal bond portfolios.

   Pursuant to the investment management agreement, each Fund has retained the manager to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the investment activities of each Fund. The manager also administers each Fund's corporate affairs subject to the supervision of each Fund's board of directors and in connection therewith furnishes each Fund with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to shareholders and the Commission and filing of federal, state and local income tax returns) as are not being furnished by the Fund's custodian.

   The management agreement provides, among other things, that the manager will bear all expenses of its employees and overhead incurred in connection with its duties under the management agreement, other than those assumed by each Fund, as described below, and will pay all director's fees and salaries of each Fund's directors and officers who are affiliated persons (as such term is defined in the Investment Company Act) of the manager.

   The management agreement provides that MMU and MTU shall pay to the manager a monthly fee in arrears equal to 0.70% per annum of each Fund's average daily net assets at the end of each month.

   Although the manager intends to devote such time and effort to the business of the Funds as reasonably necessary to perform its duties to the Funds, the services of the manager are not exclusive and the manager provides similar services to other investment companies and may engage in other activities.

   The management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the manager is not liable to the Funds or any of the Funds' shareholders for any act or omission by the manager in the supervision or management of its investment activities or for any loss sustained by the Funds or the Funds' shareholders.

   The management agreement will continue in effect for successive periods of 12 months, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of each Fund's board of directors or the vote of a majority of the outstanding voting securities of each Fund (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the directors who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The management agreement is terminable by vote of each Fund's board of directors or by the holders of a majority of common stock of each Fund, at any time without penalty on 60 days' written notice to the manager. The management agreement may also be terminated by the manager on 90 days' written notice to the Funds. The management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

   For information about each Fund's management fees, including amounts paid during the last fiscal year, see "Synopsis--Fees and Expenses--Managed Municipals Portfolio" and "Synopsis--Fees and Expenses--Managed Municipals Portfolio II."

   Joseph P. Deane, Vice President and Investment Officer of each Fund, is primarily responsible for management of each Fund's assets. Mr. Deane is a Managing Director of the manager and is the senior asset manager for a number of investment companies and other accounts.

   ADMINISTRATOR. SBFM also serves as each Fund's administrator pursuant to an administrative agreement with each Fund. Each Fund pays SBFM a fee computed and paid monthly at the annual rate 0.20% of the value of each Fund's average daily assets. For information about fees paid to SBFM, see "Synopsis--Fees and Expenses--Managed Municipals Portfolio" and "Synopsis--Fees and
Expenses--Managed Municipals Portfolio II."

   Pursuant to the administration agreement, SBFM will exercise its best judgment in rendering its services to each Fund. SBFM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the administration agreement relates, except by reason of SBFM's reckless disregard of its obligations and duties under the administration agreement.

   The administration agreement will continue automatically for successive annual periods provided that such continuance is approved at least annually by each Fund's board of directors including a majority of the non-interested directors by vote cast in person at a meeting called for the purpose of voting such approval. The administration agreement is terminable, without penalty, upon 60 days' written notice, by each Fund's board of directors or by vote of holders of a majority of each Fund's shares of common stock, or upon 90 days' written notice, by SBFM.

   CODE OF ETHICS. Pursuant to Rule 17j-1 of the Investment Company Act, each Fund and its investment adviser have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Each Fund's Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. A copy of the Code of Ethics may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

   ESTIMATED EXPENSES. Except as indicated above, each Fund pays all other expenses incurred in the operation of that Fund including, among other things:

    .  fees of the investment, adviser and administrator;

    .  taxes, interest, brokerage fees and commissions, if any;

    . fees of directors who are not officers, directors, shareholders or employees of Salomon Smith Barney or its affiliates;

    .  SEC fees and state blue sky qualification fees;

    .  charges of the custodian;

    .  transfer and dividend disbursing agent's fees;

    .  certain insurance premiums;

    .  outside auditing and legal expenses;

    .  costs of any independent pricing service;

    .  costs of maintaining corporate existence;

    . costs attributable to investor services (including allocated telephone and personnel expenses);

    . costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to shareholders; and

    . shareholders' reports and corporate meetings of the officers, board of directors and shareholders of the Funds.

   PORTFOLIO MANAGER. If the Merger is consummated, it is anticipated that Joseph Deane will continue as the Investment Officer of MMU.

   CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND DIVIDEND-REINVESTMENT-PLAN AGENT. PFPC Trust Company, is located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103 and serves as each Fund's custodian pursuant to a custody agreement. Under the custody agreement, PFPC Trust Company holds each Fund's securities and keeps all necessary accounts and records. The assets of the portfolio are held under bank custodianship in compliance with the Investment Company Act. PFPC is located at One Exchange Place Boston, Massachusetts 02109, and serves as each Fund's transfer agent, dividend-paying agent and registrar, as well as agent in connection with the dividend reinvestment plan.

                            INDEPENDENT ACCOUNTANTS

   Each Fund has selected KPMG LLP, 757 Third Avenue, New York, NY 10017, as its independent public accountants who will audit its financial statements.

                                 REQUIRED VOTE

   The Merger has been approved by at least 75% of the board of directors of each Fund, including at least 75% of the Continuing Directors of each Fund. Accordingly, under the Articles of Incorporation of each Fund, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of each Fund. The board of directors of each Fund recommends that the shareholders of each Fund vote in favor of this Proposal 1.

                               LEGAL PROCEEDINGS

   There are currently no material legal proceedings to which the Funds are a party.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Merger will be passed upon for the Funds by Willkie Farr & Gallagher. Willkie Farr & Gallagher will rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

         PROPOSAL 2 (MANAGED MUNICIPALS PORTFOLIO SHAREHOLDERS ONLY):
                APPROVAL OF CHANGE IN AN INVESTMENT RESTRICTION

   The Fund has adopted certain investment restrictions that govern generally its operations. The Investment Company Act requires that those investment restrictions which are designated as fundamental investment restrictions may only be changed by shareholder vote. This type of investment restriction is frequently referred to as a "fundamental investment policy."

   It is being proposed that the Fund's fundamental investment restriction with respect to issuing senior securities be changed, as discussed below. The other fundamental investment restrictions, or fundamental investment policies, currently applicable to the Fund will remain unchanged. The proposed revised fundamental investment restriction will not result in a change to the Fund's investment objective, which also constitutes a fundamental policy.

   The Investment Company Act and the rules and regulations thereunder regulate the conditions under which a fund may issue senior securities, in order to limit the use of leverage. To the extent a fund increases its issuance of securities senior to its common stock, it is subject to greater leverage risk, which is the risk that the increased assets available for investment would expose the fund to greater market risk, interest rate risk and other risks.

   Although the definition of "senior security" involves complex statutory and regulatory concepts, a senior security (which may represent either indebtedness or stock) is generally considered to be an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders (or, for a senior security representing stock, the fund's common shareholders) with respect to the same earnings or assets. For closed-end investment companies such as the Fund, the Investment Company Act prohibits issuance of any class of senior security or sale of any senior security unless, immediately after such issuance or sale, the class of senior security has asset coverage (as such term is defined in the Investment Company Act) of at least 300 percent if the senior security represents indebtedness and 200 percent if the senior security represents stock. The attached Exhibit B sets forth in greater detail the Investment Company Act requirements with respect to issuance of senior securities. Under its current fundamental investment restriction concerning senior securities, the Fund may not issue senior securities. Thus, the Fund presently is more restricted than is required by the Investment Company Act with respect to issuing senior securities and is not permitted to make use of the amount of leverage permitted by the Investment Company Act.

   The proposed revision will allow the Fund to issue senior securities to the full extent permitted under the Investment Company Act. This revision will permit the Board to utilize leverage as it deems appropriate and in the best interests of the Fund and its shareholders, consistent with the Investment Company Act and the rules and regulations thereunder. Adoption of the proposed change will also give the Fund maximum flexibility with respect to future changes in the Investment Company Act or regulatory interpretations regarding restrictions on issuing senior securities without incurring the costs and delays of soliciting a shareholder vote. The Investment Company Act and the applicable regulations can change from time to time and may become more or less restrictive as a result.

   TEXT OF CURRENT FUNDAMENTAL INVESTMENT RESTRICTION. The current fundamental investment restriction of the Fund with respect to senior securities states that the Fund may not "issue senior securities."

   TEXT OF PROPOSED FUNDAMENTAL INVESTMENT RESTRICTION. The proposed fundamental investment restriction of the Fund under Proposal 2 states that the Fund may not:

      "issue senior securities, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by appropriate regulatory authorities."

   If approved, the revised fundamental investment restriction may be modified only by a vote of the shareholders.

   If the shareholders approve Proposal 2, the revised fundamental investment restriction will become effective immediately. If the proposed change is adopted, the Fund's Board has indicated its intention to cause the Fund to register with the SEC a class of auction rate preferred stock (the "Preferred Shares") and to offer those shares upon effectiveness of the registration statement. As senior securities, the Preferred Shares will be senior to shares of the Fund's outstanding Common Stock.

   Set forth below is a general discussion of the risks associated with the issuance of senior securities. Shareholders are not being asked to approve or disapprove the issuance of preferred stock or other senior securities by the Fund, only to approve the change in the fundamental investment restriction in order to allow the Fund to issue senior securities to the extent permitted under the Investment Company Act and the regulations thereunder.

   Risks of Issuance of Senior Securities.

   Increased leverage could result in greater volatility of the net asset value and share price of the Fund. In addition, the issuance of preferred stock involves offering expenses and other costs to the Fund (e.g., underwriting commissions, rating agency fees and organization and offering expenses), which expenses will be borne by the holders of Common Stock. If the Fund were to issue preferred stock (including the Preferred Shares) or debt securities and thereby incur an obligation to pay dividends or interest, any investment income or gains that the Fund earns from the proceeds of such issuance which is in excess of the sum of dividends or interest due on the senior securities and costs and expenses thereof will cause the net asset value of the Fund's shares to increase to a greater extent than would otherwise be the case. Conversely, if the return on the proceeds of such issuance fails to cover the sum of dividends or interest due on the issued senior securities and costs and expenses thereof, the net asset value of the Fund would be lower than would otherwise be the case, resulting in a possible reduction of dividends paid by the Fund to the holders of shares of Common Stock. The requirement to pay interest on indebtedness or dividends on preferred stock in full before any dividends may be paid on the Common Stock means that dividends on the Common Stock may be reduced or eliminated. Successful use of leveraging may depend on the Manager's ability to predict correctly interest rates and market movements, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

   The mandatory asset coverage requirements of the Investment Company Act could also pose certain risks for the holders of shares of Common Stock. If the Fund's asset coverage for any preferred stock or debt security falls below the requirements of the Investment Company Act, the Fund would be unable to pay dividends on its Common Stock. Further, the Fund might have to sell portfolio securities to service the preferred stock or debt securities at a time or times when investment considerations would not favor such sales.

   Holders of shares of Common Stock would realize voting dilution as a result of the issuance of preferred stock since the holders of preferred stock would vote together with the Common Stock on all general matters.

Furthermore, the class voting requirements for all preferred stock could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or holders of shares of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund's securities if such actions would be adverse to the preferred stock, changing the subclassification of the Fund or acting inconsistently with its fundamental investment restrictions or other fundamental policies or ceasing to be an investment company. In addition, mandatory redemption requirements may make it more difficult or costly for the Fund to take certain actions. Under the Investment Company Act, an open-end investment company may not issue any senior security (other than certain bank borrowings) and, as a result, prior to converting to an open-end investment company the Fund would likely be required to redeem or repurchase any senior securities that it had issued. In addition to the voting rights discussed above, the holders of any preferred stock, including the Preferred Shares, would have the right to elect two directors at all times and to elect a majority of the directors if the Fund failed to pay two years or more of dividends on the preferred stock.

   The investment advisory fee paid to the Advisor is based on a percentage of the Fund's average weekly assets. The Fund's average weekly assets include the Fund's net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund (other than outstanding leverage), (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock. An issuance of preferred stock, including the Preferred Shares, will result in an increase in the Fund's assets. As a result, an issuance of preferred stock will result in an increase in the investment advisory fee payable to SBFM by the Fund and attributable to holders of Common Stock; however, the investment advisory fees as a percentage of the Fund's total assets would not change as a result of the issuance of any preferred stock.

   The table below compares (a) the current total operating expenses of the Fund with (b) on a pro forma basis, the operating expenses of the Fund assuming that the Fund will utilize leverage by issuing Preferred Shares.

                                   FEE TABLE

                                                                             CURRENT PRO FORMA
                      SHAREHOLDER TRANSACTION EXPENSES                       ------- ---------
Maximum Sales Load (as a percentage of offering price)/(a)/.................  None     None
Dividend Reinvestment Plan Fees.............................................  None     None
ANNUAL EXPENSES (as a percentage of net assets attributable to Common Stock)
Management Fees.............................................................  0.90%    0.82%/(b)/
Other Expenses..............................................................  0.11%    0.65%/(c)/
Total Annual Expenses.......................................................  1.01%    1.47%

--------
/(a)/The sales load to be paid for the Preferred Shares will not be an expense of the holders of the Fund's Common Stock.
/(b)/Management fee is based on a weighted average of 0.90% charged on pre-leveraged assets and 0.65% charged on leveraged assets.
/(c)/Costs included among "Other Expenses" are anticipated to increase due to the increase in expenses associated with the issuance of Preferred Shares. However, based on current market conditions and assuming the proceeds from the Preferred Shares issuance are invested in accordance with the Fund's investment objective and policies, it is anticipated that the Fund's yield to common stockholders may increase from 4.70% to 5.86%.

   EXAMPLE. The example below is based on the current and pro forma total annual expenses listed in the table above, the total expenses relating to a $1,000 investment, and assuming a 5% annual return throughout the periods shown:

           1 YEAR 3 YEARS 5 YEARS 10 YEARS
           ------ ------- ------- --------
Current:    $10     $32     $56     $124
Pro Forma:  $15     $47     $80     $178

   The example set forth above assumes reinvestment of all dividends and distributions. The example should not be considered a representation of future expenses or annual rate of return. Actual expenses, leverage amount or annual rate of return may be greater or lesser than those shown.

   Certain Federal Income Tax Consequences.

   Set forth below is a general description of certain federal income tax consequences that would apply to the Fund and to the holders of shares of Common Stock with respect to any issuance by the Fund of senior securities, including preferred stock. This description would apply to any issuance of senior securities currently permitted under the Fund's fundamental investment restriction and, as noted above, the shareholders are not being asked to approve or disapprove the issuance of senior securities. The description assumes that the Fund will continue to qualify as a regulated investment company under the Code, so as to be relieved of federal income tax on net investment income and net capital gains distributed to shareholders. Senior securities issued by the Fund will provide that interest or dividends, as the case may be, payable to the holders of such senior securities must be paid before dividends can be paid to holders of Common Stock. Although an inability to pay dividends on the

Common Stock could conceivably cause the Fund to lose its special federal income tax status, which would be materially adverse to the holders of the Common Stock, such inability can be avoided through the use of mandatory redemption requirements with respect to the senior securities that are designed to ensure that the Fund maintains the necessary asset coverage. The Fund will include such a mandatory redemption requirement in the terms of any Preferred Share, which it may issue. If the Fund failed to qualify as a regulated investment company under the Code in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates without any deduction for dividends paid to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest charges and make distributions before re-qualifying as a regulated investment company.

   As a regulated investment company, the Fund is generally entitled to deductions for interest paid on senior securities issued in the form of indebtedness and for dividends paid on its Common Shares and any Preferred Shares. Under the Code, a distribution to shareholders will not qualify for the deduction for dividends paid unless the distribution is pro rata, with no preferences to any share of the Fund as compared with other shares of the same class, and with no preference to one class of shares as compared with another class except to the extent that the former is entitled (without reference to waivers of their rights by shareholders) to such preference. The Fund intends to make distributions in a manner that will allow such distributions to qualify for the dividends paid deduction.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

   Prior to a meeting of the Fund's board of directors held on November 14, 2001, the Directors, including all of the non-interested directors, were presented with materials discussing the benefits that would accrue to the shareholders of the Fund if the Fund were to issue senior securities. These materials were discussed at the meeting to the satisfaction of the Directors, who were advised by independent counsel. The Board was also informed that SBFM is agreeing to reduce its aggregate management and administration fees to sixty-five basis points (0.65%) on those assets of the Fund equal to the product of the number of preferred shares outstanding multiplied by the liquidation value of such shares. Assuming that the shareholders approve Proposal 2 and MMU issues preferred shares equal to fifty percent (50%) of the Fund's current net assets, the blended aggregate management and administration fees would equal 0.82%.

   The Board believes the proposed change in the fundamental investment restriction is in the best interests of the Fund and its shareholders. In making this determination, the Board has considered, among other factors, that the proposed new fundamental investment restriction would provide the Fund with a capacity to utilize leverage as deemed appropriate by the Board, consistent with the Investment Company Act and the rules and regulations thereunder; that the Fund may over time be able to earn an incremental return for the holders of the Common Stock from the assets acquired with the proceeds of a preferred stock offering, even though the total annual operating expenses could potentially increase; and that the proposed revision would provide the Fund with maximum flexibility to issue senior securities in the future to the extent permitted under the Investment Company Act or regulatory interpretations regarding restrictions on issuing senior securities, without incurring the expense and delay of a shareholder vote. There can be no guarantee, however, that an incremental return can be obtained for the holders of the Common Stock.

   If Proposal 2 is not approved by shareholders of the Fund, the Fund's existing fundamental investment policy with respect to issuance of senior securities will continue in effect, and the Board will consider what other course of action to take, if any, including resoliciting the shareholders of the Fund.

   Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

   THE BOARD OF DIRECTORS OF THE FUND, INCLUDING AT LEAST A MAJORITY OF THE
                    "NON-INTERESTED" DIRECTORS, RECOMMENDS
                         THAT YOU VOTE FOR PROPOSAL 2.

        PROPOSAL 3 (MANAGED MUNICIPALS PORTFOLIO II SHAREHOLDERS ONLY):
                             ELECTION OF DIRECTORS

                                  BACKGROUND

   The Fund's board of directors is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term. In order that the board of directors of the Fund will be properly constituted in the event that Proposal One is not approved or, if approved, not implemented in a timely fashion, you are being asked to elect three Class II directors of the Fund, Robert A. Frankel, Heath B. McLendon and George M. Pavia.

   Each of Messrs. Frankel, McLendon and Pavia, directors whose current terms expire on December 13, 2001, the date of the annual meeting, has been nominated for a three-year term to expire at the 2004 Annual Meeting of Shareholders. Messrs. Frankel, McLendon and Pavia currently serve as directors of the Fund. Mr. Frankel has been a member of the board of directors since 1994, Mr. McLendon has served as a director since 1992 and Mr. Pavia has served as a director since 2001.

   Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement/Prospectus. Each director named below who is deemed an "interested person" of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.

   Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Fund. "Beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                                                               NUMBER (AND PERCENTAGE)
                                            SERVED AS A          OF THE FUND'S SHARES
                                             DIRECTOR          BENEFICIALLY OWNED AS OF
                   NAME                        SINCE    CLASS+    SEPTEMBER 30, 2001
                   ----                     ----------- ------ ------------------------
PERSONS NOMINATED FOR ELECTION AS DIRECTORS
---------------------------------
Robert A. Frankel..........................    1994       II           302.103
                                                                    (less than 1%)
Heath B. McLendon*.........................    1992       II           931/(a)/
                                                                    (less than 1%)
George M. Pavia............................    2001       II             0.00

DIRECTORS CONTINUING IN OFFICE
-----------------------
Allan J. Bloostein.........................    1992        I           137.8674
                                                                    (less than 1%)
Martin Brody...............................    1992        I           141.0209
                                                                    (less than 1%)
Dr. Paul Hardin............................    2001        I             0.00
Dwight B. Crane............................    1992      III            644.00
                                                                    (less than 1%)
William R. Hutchinson......................    1995      III           110.590
                                                                    (less than 1%)
Paolo M. Cucchi............................    2001      III             0.00

--------
+ Number (I, II, III) indicates whether the director is in Class I, II or III. Class II directors will be elected to serve for a three-year term at the Annual Meeting. Class I directors will continue to serve until the 2003 Annual Meeting. Class III directors will continue to serve until the 2002 Annual Meeting.
* Designates a Director who is an "interested person" of the Fund as defined in the Investment Company Act.
/(a)/Represents shares owned by members of this director's family.

   For more information regarding the nominees for election to MTU's Board, directors whose terms of office continue beyond the 2001 annual meeting, and the officers and directors of MTU as a group, see "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization pursuant to which Managed Municipals Portfolio II Will Merge with and into Managed Municipals Portfolio--Management of the Funds."

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act require the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, and certain entities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it, the Fund believes that, during fiscal year 2001, all filing requirements applicable to such persons were complied with.

   The Fund has no compensation committee of the board of directors, or any committee performing similar functions. The Fund has a nominating committee composed of Directors who are the non-interested Directors, which is charged with recommending nominees for election as Directors of the Fund. The nominating committee will accept nominations for the office of Director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has an audit committee composed of the non-interested Directors, which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors as set forth in the committee's charter, which is attached hereto as Exhibit C. The audit committee held one meeting during the Fund's most recent fiscal year. The Fund has a pricing committee composed of the non-interested Directors which is charged with determining fair value prices for securities when required. The pricing committee held one meeting during the Fund's last fiscal year.

   Four meetings of the Board Directors of the Fund were held during the last fiscal year, all of which were regular meetings. In the last fiscal year, none of the Directors attended less than 75% of these meetings of the Board that were held.

   Only the non-interested Directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $46,599 were paid to such Directors by the Fund during the fiscal year ended on August 31, 2001. Fees for the non-interested Directors are set at $5,000 per annum and, in addition, these Directors receive $500 for each Board meeting attended in person, $100 for each telephonic board meeting, plus travel and out-of-pocket expenses incurred in connection with Board meetings. The out-of-pocket expenses are borne equally by each individual fund in the group of funds served by the same Board members. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested Directors of the Fund are compensated by the Manager or by Salomon Smith Barney.

   The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's last fiscal year:

                                      PENSION OR
                                      RETIREMENT                         TOTAL NUMBER OF
                       AGGREGATE   BENEFITS ACCRUED TOTAL COMPENSATION   FUNDS FOR WHICH
                      COMPENSATION AS PART OF FUND  FROM FUND AND FUND   DIRECTOR SERVES
   NAME OF PERSON      FROM FUND       EXPENSES          COMPLEX       WITHIN FUND COMPLEX
   --------------     ------------ ---------------- ------------------ -------------------
Martin Brody.........    $6,517           0              $132,950              20
Paolo M. Cucchi......     2,250           0                12,250               8
Dwight B. Crane......     6,033           0               153,175              22
Allan J. Bloostein...     6,533           0               109,500              18
Robert A. Frankel....     7,033           0                72,850               9
Dr. Paul Hardin......     1,250           0                93,150              20
William R. Hutchinson     6,550           0                38,300               7
Heath B. McLendon*...         0           0                     0              77
George M. Pavia......     1,750           0                18,350               8

--------
* Designates a Director who is an "interested person" of the Fund as defined under the Investment Company Act.

   At the end of a calendar year during which a Director attains age 80, Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totaled $2,750.

   For information about executive officers of the Fund, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization pursuant to which Managed Municipals Portfolios II Will Merge with and into Managed Municipals Portfolio--Management of the Funds."

                         REPORT OF THE AUDIT COMMITTEE

   The audit committee reports that it has (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received oral confirmation from KPMG LLP ("KPMG") that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditor's independence. Based on the review and discussions referred to in items (i) through (iii) above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended August 31, 2001. The membership of the audit committee was comprised of the following Directors: Martin Brody, Dwight B. Crane, Allan
J. Bloostein, Robert A. Frankel, William R. Hutchinson, Paolo M. Cucchi, Paul Hardin, and George M. Pavia.

   AUDIT FEES. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal year ended August 31, 2001 were $32,000.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Neither the Fund nor SBFM or other entities under common control engaged KPMG to provide advice to the Fund, SBFM or entities under common control with SBFM that provided services to the Fund regarding financial information system design and implementation during the fiscal year ended August 31, 2001.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax related services, rendered by KPMG to the Fund, SBFM and entities controlled by or affiliated with SBFM that provide services to the Fund for the fiscal year ended August 31, 2001 were $2,000. The audit committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of KPMG.

                           REQUIRED SHAREHOLDER VOTE

   Approval of the election of Robert A. Frankel, Heath B. McLendon and George
M. Pavia as Directors of the Fund requires the affirmative vote of a plurality of the votes cast on the matter at the annual meeting of the Fund in person or by proxy.

   THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF ROBERT A. FRANKEL, HEATH B. MCLENDON AND GEORGE M. PAVIA AS DIRECTORS OF THE FUND.

                            ADDITIONAL INFORMATION

   The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

   The Funds are subject to the informational requirements of the Securities Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. and at the New York Regional Office of the SEC at 233 Broadway, New York, New York 10279. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20594, at prescribed rates.

   PROPOSALS OF MTU SHAREHOLDERS. Notice is hereby given that for a shareholder proposal to be considered for inclusion in MTU's proxy material relating to its 2002 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than July 17, 2002. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act. The timely submission of a proposal does not guarantee its inclusion in MTU's proxy materials.

   Pursuant to the By-laws of MTU, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

   For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of MTU. To be timely, any such notice must be delivered to or mailed and received by Managed Municipals Portfolio II Inc. c/o Smith Barney Fund Management, LLC, 125 Broad Street, New York, NY 10004 not later than September 30, 2002.

   Any notice by a shareholder to the Fund must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on MTU's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of MTU which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of MTU entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business, and (vi) any material interest of the shareholder in such business.

   The Fund may exercise discretionary voting authority with respect to any shareholder proposals that are not submitted in accordance with Rule 14a-8 under the Securities Exchange Act and which are submitted after the advance notice deadline for submission of proposals pursuant to MTU's By-laws indicated above. Even if timely notice is received, MTU may exercise discretionary voting authority in certain other circumstances as described under Rule 14a-4(c) under the Securities Exchange Act which governs MTU's use of discretionary proxy voting authority. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to MTU on matters not specifically reflected on the form of proxy.

   PROPOSALS OF MMU SHAREHOLDERS. A shareholder desiring to submit a proposal for inclusion in MMU's proxy material for a shareholder meeting subsequent to the special meeting, if any, must be a record or beneficial owner of at least 1% of the outstanding shares of common stock of the Fund or shares of the Fund with a market value of $2,000 entitled to be voted at the meeting and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act. Shareholders who meet the above conditions and desire to submit a written proposal, should send their written proposals to Managed Municipals Portfolio Inc. c/o Smith Barney Fund Management LLC, 125 Broad Street, New York, New York 10004, within a reasonable time before the solicitation of proxies for the meeting of shareholders. The timely submission of a proposal does not guarantee its inclusion in either Fund's proxy materials.

   OTHER MATTERS TO COME BEFORE THE MEETING. The board of directors of each Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the respective Fund. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

   By order of the boards of directors of Managed Municipals Portfolio Inc. and Managed Municipals Portfolio II Inc.

                                                   CHRISTINA T. SYDOR
                                          _____________________________________
                                              Secretary, Managed Municipals
                                                      Portfolio Inc.

                                                   CHRISTINA T. SYDOR
                                          _____________________________________
                                              Secretary, Managed Municipals
                                                     Portfolio II Inc.

                                   EXHIBIT A


                  MERGER AGREEMENT AND PLAN OF REORGANIZATION

                  MERGER AGREEMENT AND PLAN OF REORGANIZATION

                                    BETWEEN

                       MANAGED MUNICIPALS PORTFOLIO INC.

                                      AND

                     MANAGED MUNICIPALS PORTFOLIO II INC.

                         DATED AS OF JANUARY 11, 2002

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
 1. DEFINITIONS.......................................................  1

 2. BASIC TRANSACTION.................................................  1
    2.1.  The Merger..................................................  1
    2.2.  Actions at Closing..........................................  1
    2.3.  Effect of Merger............................................  2

 3. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.................  2
    3.1.  Organization................................................  2
    3.2.  Registrations and Qualifications............................  2
    3.3.  Regulatory Consents and Approvals...........................  2
    3.4.  Noncontravention............................................  2
    3.5.  Financial Statements........................................  2
    3.6.  Annual and Semi-Annual Reports..............................  3
    3.7.  Qualification, Corporate Power, Authorization of Transaction  3
    3.8.  Legal Compliance............................................  3
    3.9.  Material Contracts..........................................  3
    3.10. Undisclosed Liabilities.....................................  3
    3.11. Tax Filings.................................................  3
    3.12. Qualification under Subchapter M............................  3
    3.13. Form N-14...................................................  4
    3.14. Capitalization..............................................  4
    3.15. Books and Records...........................................  4

 4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND..............  4
    4.1.  Organization................................................  4
    4.2.  Registrations and Qualifications............................  5
    4.3.  Regulatory Consents and Approvals...........................  5
    4.4.  Noncontravention............................................  5
    4.5.  Financial Statements........................................  5
    4.6.  Annual Report...............................................  5
    4.7.  Qualification, Corporate Power, Authorization of Transaction  5
    4.8.  Legal Compliance............................................  5
    4.9.  Material Contracts..........................................  6
    4.10. Undisclosed Liabilities.....................................  6
    4.11. Tax Filings.................................................  6
    4.12. Qualification under Subchapter M............................  6
    4.13. Form N-14...................................................  6
    4.14. Capitalization..............................................  6
    4.15. Issuance of Stock...........................................  7
    4.16. Books and Records...........................................  7

                                                                           PAGE
                                                                           ----
  5. CONVERSION TO THE ACQUIRING FUND COMMON STOCK........................   7
     5.1.  Conversion.....................................................   7
     5.2.  Computation of Net Asset Value.................................   7
     5.3.  Issuance of the Acquiring Fund Common Stock....................   8
     5.4.  Surrender of the Target Fund Stock Certificates................   8

  6. COVENANTS OF THE PARTIES.............................................   8
     6.1.  Shareholders' Meetings.........................................   8
     6.2.  Operations in the Normal Course................................   8
     6.3.  Articles of Merger.............................................   8
     6.4.  Regulatory Filings.............................................   8
     6.5.  Preservation of Assets.........................................   9
     6.6.  Tax Matters....................................................   9
     6.7.  Shareholder List...............................................   9
     6.8.  Delisting, Termination of Registration as an Investment Company   9

  7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND............   9
     7.1.  Approval of Merger.............................................   9
     7.2   Certificates and Statements by the Target Fund.................  10
     7.3.  Absence of Litigation..........................................  10
     7.4.  Legal Opinions.................................................  10
     7.5.  Auditor's Consent and Certification............................  12
     7.6.  Liabilities....................................................  12
     7.7.  Effectiveness of N-14 Registration Statement...................  12
     7.8.  Regulatory Filings.............................................  12
     7.9.  Administrative Rulings, Proceedings............................  12
     7.10. Satisfaction of the Acquiring Fund.............................  12
     7.11. Dividends......................................................  12
     7.12. Custodian's Certificate........................................  13
     7.13. Books and Records..............................................  13

  8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND...........  13
     8.1.  Approval of the Merger.........................................  13
     8.2.  Certificates and Statements by the Acquiring Fund..............  13
     8.3.  Absence of Litigation..........................................  14
     8.4.  Legal Opinions.................................................  14
     8.5.  Auditors' Consent and Certifications...........................  15
     8.6.  Effectiveness of N-14 Registration Statement...................  15
     8.7.  Regulatory Filings.............................................  16
     8.8.  Satisfaction of the Target Fund................................  16
     8.9.  Dividends......................................................  16

  9. PAYMENT OF EXPENSES..................................................  16

 10. COOPERATION FOLLOWING EFFECTIVE DATE.................................  16

                                                                       PAGE
                                                                       ----
11. INDEMNIFICATION...................................................  16
    11.1.  The Target Fund............................................  16
    11.2.  The Acquiring Fund.........................................  17

12. TERMINATION, POSTPONEMENT AND WAIVERS.............................  17
    12.1.  Termination................................................  17
    12.2.  Waiver.....................................................  17
    12.3.  Expiration of Representations and Warranties...............  17

13. MISCELLANEOUS.....................................................  18
    13.1.  Transfer Restriction.......................................  18
    13.2.  Material Provisions........................................  18
    13.3.  Notices....................................................  19
    13.4.  Amendments.................................................  19
    13.5.  Headings...................................................  19
    13.6.  Counterparts...............................................  20
    13.7.  Enforceability.............................................  20
    13.8.  Successors and Assigns.....................................  20
    13.9.  Governing Law..............................................  20

   THIS MERGER AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 11th day of January, 2002, between Managed Municipals Portfolio II Inc. (the "Target Fund"), a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and Managed Municipals Portfolio Inc. (the "Acquiring Fund"), a Maryland corporation and a registered investment company under the 1940 Act.

   This agreement contemplates a tax-free merger transaction which qualifies for federal income tax purposes as a reorganization within the meaning of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

   NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. DEFINITIONS

   Certain capitalized terms used in this Agreement are specifically defined herein.

2. BASIC TRANSACTION

   2.1. The Merger. On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Acquiring Fund (the "Merger") at the Effective Date (as defined in Section 2.3 below) in accordance with the Maryland General Corporation Law ("MGCL"). The Acquiring Fund shall be the surviving investment company. The Target Fund shall cease to exist as a separate investment company.

   Each share of the Target Fund will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Common Stock of the Acquiring Fund, with a par value of $0.001 per share, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the "Valuation Time"). No fractional shares of the Acquiring Fund will be issued to the Target Fund shareholders. In lieu thereof, the Acquiring Fund will purchase all fractional shares of the Acquiring Fund at the current net asset value of the Acquiring Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a "Business Day").

   From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges, powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Target Fund, all as provided under Maryland law.

   2.2. Actions at Closing. At the closing of the transactions contemplated by this Agreement (the "Closing") on the date thereof (the "Closing Date"), (i) the Target Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 7 below, (ii) the Acquiring Fund will deliver to the Target Fund the various certificates and documents referred to in
Article 8 below, and (iii) the Target Fund and the Acquiring Fund will file jointly with the State Department of Assessments and Taxation of Maryland (the "Department") articles of merger (the "Articles of Merger") and make all other filings or recordings required by Maryland law in connection with the Merger.

   2.3. Effect of Merger. Subject to the requisite approvals of the shareholders of the parties, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time as is specified in the Articles of Merger (the "Effective Date") and the separate corporate existence of the Target Fund shall cease. As promptly as practicable after the Merger, the Target Fund shall delist its shares from the New York Stock Exchange ("NYSE") and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Target Fund is, and shall remain, the responsibility of the Target Fund up to and including the Effective Date.

3. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND

   The Target Fund represents and warrants to the Acquiring Fund that the statements contained in this Article 3 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

   3.1. Organization. The Target Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

   3.2. Registrations and Qualifications. The Target Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-7046), and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception. The Target Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Target Fund.

   3.3. Regulatory Consents and Approvals. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

   3.4. Noncontravention. The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the Bylaws of the Target Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound.

   3.5. Financial Statements. The Acquiring Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Target Fund, each as of August 31, 2001, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

   3.6. Annual and Semi-Annual Reports. The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the year ended August 31, 2001.

   3.7. Qualification, Corporate Power, Authorization of Transaction. The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its board of directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

   3.8. Legal Compliance. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Target Fund or any properties or assets held by it. The Target Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

   3.9. Material Contracts. There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 3.13 below) or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

   3.10. Undisclosed Liabilities. Since August 31, 2001, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities or business and the Target Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Target Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since September 1, 2001, and those incurred in connection with the Merger. Prior to the Effective Date, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 3.10, a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund's portfolio or the discharge of the Target Fund liabilities will not constitute a material adverse change.

   3.11. Tax Filings. All federal and other tax returns and information reports of the Target Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

   3.12. Qualification under Subchapter M. For each taxable year of its operation (including the taxable year ending on the Effective Date), the Target Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

   3.13. Form N-14. The registration statement to be filed with the Securities and Exchange Commission (the "SEC") by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to the Target Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 3.13 shall only apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

   3.14.  Capitalization.

   (a) All issued and outstanding shares of the Target Fund (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 6.7. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of the Target Fund shares.

   (b) The Target Fund is authorized to issue 500,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

   3.15. Books and Records. The books and records of the Target Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

   The Acquiring Fund represents and warrants to the Target Fund that the statements contained in this Article 4 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

   4.1. Organization. The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

   4.2. Registrations and Qualifications. The Acquiring Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-6629) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

   4.3. Regulatory Consents and Approvals. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

   4.4. Noncontravention. The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the Bylaws of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

   4.5. Financial Statements. The Target Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquiring Fund, each as of May 31, 2001, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

   4.6. Annual Report. The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the year ended May 31, 2001.

   4.7. Qualification, Corporate Power, Authorization of Transaction. The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its board of directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

   4.8. Legal Compliance. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

   4.9. Material Contracts. There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to the Target Fund prior to the Effective Date.

   4.10. Undisclosed Liabilities. Since May 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since June 1, 2001, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 4.10, a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

   4.11. Tax Filings. All federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

   4.12. Qualification under Subchapter M. For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

   4.13. Form N-14. The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Section 6 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4.13 shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

   4.14.  Capitalization.

   (a) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of the Acquiring Fund shares.

   (b) The Acquiring Fund is authorized to issue 500,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

   4.15.  Issuance of Stock.

   (a) The offer and sale of the shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

   (b) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, director and shareholder approvals necessary to issue the Acquiring Fund Common Stock.

   4.16. Books and Records. The books and records of the Acquiring Fund made available to the Target Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

5. CONVERSION TO THE ACQUIRING FUND COMMON STOCK

   5.1.  Conversion.

   (a) Subject to the requisite approval of the shareholders of the parties, and the other terms and conditions contained herein, at the Effective Date, each share of Common Stock of the Target Fund will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of the Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time.

   (b) No fractional shares of the Acquiring Fund will be issued to the Target Fund shareholders. In lieu thereof, the Acquiring Fund will purchase all fractional shares of the Acquiring Fund at the current net asset value of the Acquiring Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such purchase.

   5.2. Computation of Net Asset Value. The net asset value per share of the parties shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either of the parties to take into account differences in realized and unrealized gains and losses. The value of the assets of the Target Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Target Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

   5.3. Issuance of the Acquiring Fund Common Stock. The Acquiring Fund shall issue to the shareholders of the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the Acquiring Fund Common Stock to PFPC, as the transfer agent and registrar for the Acquiring Fund Common Stock.

   5.4. Surrender of the Target Fund Stock Certificates. With respect to any Target Fund shareholder holding certificates representing shares of the Common Stock of the Target Fund as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Stock until such shareholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of the Target Fund or, in the event of lost certificates, posted adequate bond. The Target Fund will request its shareholders to surrender their outstanding certificates representing certificates of the Common Stock of the Target Fund or post adequate bond therefor. Dividends payable to holders of record of shares of the Acquiring Fund as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of the Target Fund shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her stock certificates of the Target Fund for exchange.

6. COVENANTS OF THE PARTIES

   6.1.  Shareholders' Meetings.

   (a) Each of the parties shall hold a meeting of its respective shareholders for the purpose of considering the Merger as described herein, which meeting has been called by each party for February 28, 2002, and any adjournments thereof.

   (b) Each of the parties agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

   6.2. Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Target Fund, preparing for its deregistration, except that the distribution of dividends pursuant to Sections 7.11 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this
Section 6.2.

   6.3. Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

   6.4.  Regulatory Filings.

   (a) The Target Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

   (b) The Acquiring Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to ensure that the N-14 Registration Statement becomes effective as promptly as practicable. The Target Fund agrees to cooperate fully with the Acquiring Fund, and will furnish to the Acquiring Fund the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

   6.5. Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Target Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

   6.6. Tax Matters. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 6.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Target Fund with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 6.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Target Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

   6.7. Shareholder List. Prior to the Effective Date, the Target Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Effective Date and the number of shares of Common Stock of the Target Fund owned by each such shareholder, certified by the Target Fund's transfer agent or President to the best of their knowledge and belief.

   6.8. Delisting, Termination of Registration as an Investment Company. The Target Fund agrees that the (i) delisting of the shares of the Target Fund with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

   7.1. Approval of Merger. This Agreement shall have been approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Acquiring Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of the Target Fund issued and outstanding and entitled to vote thereon; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by its board of directors and shareholders, certified by its secretary.

   7.2.  Certificates and Statements by the Target Fund.

   (a) The Target Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since August 31, 2001, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

   (b) The Target Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

   (c) The Target Fund shall have delivered to the Acquiring Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended August 31, 2001, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Target Fund for the period covered thereby; and that for the period from August 31, 2001 to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from August 31, 2001, to and including the Effective Date and for any taxable year ending upon the Effective Date or that the Target Fund would not continue to qualify as a RIC for federal income tax purposes.

   7.3. Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

   7.4.  Legal Opinions.

   (a) The Acquiring Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to the Target Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Effective Date, to the effect that (i) the Target Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Target Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Target Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Target Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws; (iv) such counsel does not know of any contracts or other documents with respect to the Target Fund related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the bylaws, as amended, or any agreement (known to such counsel) to which the Target Fund is a party or by which the Target Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vi) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Target Fund; and (vii) all corporate actions required to be taken by the Target Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Target Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Target Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto with respect to the Target Fund, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Target Fund, and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Target Fund; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Target Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of the Target Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Target Fund and on the opinion of Venable, Baetjer and Howard, LLP, as to matters of Maryland law.

   (b) The Acquiring Fund shall have received an opinion from Willkie Farr & Gallagher, as counsel to the Acquiring Fund, dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Target Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) except for consequences regularly attributable to a termination of the Target Fund's taxable year, no gain or loss will be recognized to the Target Fund as a result of the Merger or upon the conversion of Target Fund shares to Acquiring Fund Common Stock; (iii) no gain or loss will be recognized to the Acquiring Fund as a result of the Merger or upon the conversion of Target Fund shares to Acquiring Fund Common Stock; (iv) no gain or loss will be recognized to the shareholders of the Target Fund on the conversion of their Target Fund shares to Acquiring Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of the Acquiring Fund in the Merger; (v) except with respect to assets which must be revalued as a consequence of a termination of the Target Fund's taxable year; the tax basis of the Target Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the consummation of the Merger; (vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each shareholder of the Target Fund in the

Merger (including that of fractional share interests purchased by the Acquiring
Fund) will be equal to the aggregate tax basis of the shares of the Target Fund owned by such Target Fund shareholder immediately prior to the Merger; (vii) a Target Fund shareholder's holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held the Target Fund shares converted pursuant to the Merger, provided that such Target Fund shares were held as capital assets; (viii) except with respect to assets which must be revalued as a consequence of a termination of the Target Fund taxable year, the Acquiring Fund's holding period with respect to the Target Fund assets transferred will include the period for which such assets were held by the Target Fund; and (ix) the payment of cash to the Target Fund shareholders in lieu of fractional shares of the Acquiring Fund will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the Target Fund shareholder will generally have a capital gain or loss to the extent the cash distribution differs from such shareholder's basis allocable to the fractional Acquiring Fund shares.

   7.5. Auditor's Consent and Certification. The Acquiring Fund shall have received from KPMG LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Acquiring Fund, to the effect that (i) they are independent public accountants with respect to the Target Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Target Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

   7.6. Liabilities. The assets or liabilities of the Target Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or Articles of Incorporation, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Target Fund if any do exist and will reimburse the Target Fund for any reasonable transaction costs incurred by the Target Fund for the liquidation of such assets and liabilities.

   7.7. Effectiveness of N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, contemplated by the SEC.

   7.8. Regulatory Filings. Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

   7.9. Administrative Rulings, Proceedings. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Target Fund or would prohibit the Merger.

   7.10. Satisfaction of the Acquiring Fund. All proceedings taken by the Target Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

   7.11. Dividends. Prior to the Effective Date, the Target Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the

Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

   7.12. Custodian's Certificate. The Target Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Target Fund held or maintained by such custodian as of the Valuation Time.

   7.13. Books and Records. The Target Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Target Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Target Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

   The obligations of the Target Fund hereunder shall be subject to the following conditions:

   8.1. Approval of Merger. This Agreement shall have been approved, by the affirmative vote of the holders of a majority of the shares of Common Stock of the Target Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of the Acquiring Fund issued and outstanding and entitled to vote thereon; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolutions approving this Agreement adopted by its board of directors and shareholders, certified by its secretary.

   8.2.  Certificates and Statements by the Acquiring Fund.

   (a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since May 31, 2001, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

   (b) The Acquiring Fund shall have furnished to the Target Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

   (c) The Acquiring Fund shall have delivered to the Target Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended May 31, 2001, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquiring Fund for the period covered thereby; and that for the period from May 31, 2001 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from May 31, 2001, to and including the Effective Date or that the Acquiring Fund would not continue to qualify as a RIC for federal income tax purposes.

   8.3. Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

   8.4.  Legal Opinions.

   (a) The Target Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Target Fund and dated the Effective Date, to the effect that (i) the Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (iv) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to the Acquiring Fund, the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to the Acquiring Fund or other documents related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the bylaws, as amended, or any agreement (known to such counsel) to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquiring Fund; and (viii) all corporate actions required to be taken by the Acquiring Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Acquiring Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Acquiring Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Acquiring Fund; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Acquiring Fund; provided that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Acquiring Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of Venable, Baetjer and Howard, LLP as to matters of Maryland law.

   (b) The Target Fund shall have received an opinion from Willkie Farr & Gallagher and dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Target Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) except for consequences regularly attributable to a termination of the Target Fund's taxable year, no gain or loss will be recognized to the Target Fund as a result of the Merger or upon the conversion of Target Fund shares to Acquiring Fund Common Stock; (iii) no gain or loss will be recognized to the Acquiring Fund as a result of the Merger or upon the conversion of Target Funds shares to Acquiring Funds Common Stock; (iv) no gain or loss will be recognized to the shareholders of the Target Fund on the conversion of their Target Fund shares to Acquiring Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of the Acquiring Fund in the Merger; (v) except with respect to assets which must be revalued as a consequence of a termination of the Target Fund's taxable year, the tax basis of the Target Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the consummation of the Merger; (vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each shareholder of the Target Fund in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of the Target Fund owned by such Target Fund shareholder immediately prior to the Merger; (vii) a Target Fund shareholder's holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held the Target Fund shares converted pursuant to the Merger, provided that such Target Fund shares were held as capital assets; (viii) except with respect to assets which must be revalued as a consequence of a termination of the Target Fund taxable year, the Acquiring Fund's holding period with respect to the Target Fund assets transferred will include the period for which such assets were held by the Target Fund; and (ix) the payment of cash to the Target Fund shareholders in lieu of fractional shares of the Acquiring Fund will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the Target Fund shareholder will generally have a capital gain or loss to the extent the cash distribution differs from such shareholder's basis allocable to the fractional Acquiring Fund shares.

   8.5. Auditors' Consent and Certification. The Target Fund shall have received from KPMG LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Target Fund, to the effect that (i) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquiring Fund incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

   8.6. Effectiveness of N-14 Registration Statement. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, contemplated by the SEC.

   8.7.  Regulatory Filings.

   (a) Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

   (b) The SEC shall not have issued an unfavorable advisory report under
Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Target Fund or would prohibit the Merger.

   (c) The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

   8.8. Satisfaction of the Target Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

   8.9. Dividends. Prior to the Effective Date, the Acquiring Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid), and substantially all of its net capital gain, if any, realized through the Effective Date.

   9.  PAYMENT OF EXPENSES

   All expenses incurred in connection with the Merger of the Acquiring Fund and the Target Fund will be borne by the Funds in proportion to their respective total assets in the event the Merger is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Target Fund owes any broker's or finder's fees in connection with the transactions provided for herein.

   10.   COOPERATION FOLLOWING EFFECTIVE DATE

   In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Target Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Target Fund.

   11.  INDEMNIFICATION

   11.1. The Target Fund. The Acquiring Fund agrees to indemnify and hold harmless the Target Fund and each of the Target Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Target Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

   11.2. The Acquiring Fund. The Target Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

   12.  TERMINATION, POSTPONEMENT AND WAIVERS

   12.1.  Termination.

   (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption by the shareholders of each of the parties) prior to the Effective Date, or the Effective Date may be postponed, (i) by mutual agreement of the parties' board of directors; (ii) by the board of directors of the Acquiring Fund if any of the obligations of the Target Fund set forth in this Agreement has not been fulfilled or waived by such board or if the Target Fund has made a material and intentional misrepresentation herein or in connection herewith; or (iii) by the board of directors of the Target Fund if any of the obligations of the Acquiring Fund set forth in this Agreement has not been fulfilled or waived by such board or if the Acquiring Fund has made a material and intentional misrepresentation herein or in connection herewith.

   (b) If the transaction contemplated by this Agreement shall not have been consummated by December 31, 2002, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the boards of directors of the parties.

   (c) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

   12.2. Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the board of directors of either the Target Fund or the Acquiring Fund (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

   12.3.  Expiration of Representations and Warranties.

   (a) The respective representations and warranties contained in Articles 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither of the parties nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or shareholder of the parties against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

   (b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the boards of directors of the parties to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the parties, unless such terms and conditions shall result in a change in the method of computing the number of shares of the Acquiring Fund Common Stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the parties prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the parties call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

   13.  MISCELLANEOUS

   13.1. Transfer Restriction. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

   THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MANAGED MUNICIPALS PORTFOLIO INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund's transfer agent with respect to such shares. The Target Fund will provide the Acquiring Fund on the Effective Date with the name of any Target Fund Shareholder who is to the knowledge of the Target Fund an affiliate of it on such date.

   13.2. Material Provisions. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

   13.3. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

      If to the Target Fund:

          Christina T. Sydor, Esq.
          Secretary
          Managed Municipals Portfolio II Inc.
          666 Fifth Avenue
          New York, New York 10103

      With copies to:

          Burton M. Leibert, Esq.
          Willkie Farr & Gallagher
          787 Seventh Avenue
          New York, New York 10019

      If to the Acquiring Fund:

          Christina T. Sydor, Esq.
          Secretary
          Managed Municipals Portfolio Inc.
          666 Fifth Avenue
          New York, New York 10103

      With copies to:

          Burton M. Leibert, Esq.
          Willkie Farr & Gallagher
          787 Seventh Avenue
          New York, New York 10019

Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

   13.4. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that following the meeting of the Target Fund and the Acquiring Fund shareholders to approve the Merger, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund shares to be issued to the Target Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

   13.5. Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   13.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   13.7. Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

   13.8. Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   13.9. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          MANAGED MUNICIPALS PORTFOLIO INC.


                                          By: /S/  LEWIS E. DAIDONE
                                              ----------------------------[SEAL]

                                             Name: Lewis E. Daidone
                                                   -----------------------------


                                             Attest: /S/  WILLIAM J. RENAHAN
                                                     ---------------------------

                                             Title: Assistant Secretary
                                                    ----------------------------

                                          MANAGED MUNICIPALS PORTFOLIO II INC.


                                          By: /S/  LEWIS E. DAIDONE
                                              ----------------------------[SEAL]

                                             Name: Lewis E. Daidone
                                                   -----------------------------


                                             Attest: /S/  WILLIAM J. RENAHAN
                                                     ---------------------------

                                             Title: Assistant Secretary
                                                    ----------------------------

                                                                      EXHIBIT B

      ISSUANCES OF SENIOR SECURITIES--INVESTMENT COMPANY ACT REQUIREMENTS

   The Investment Company Act permits a registered closed-end investment company, such as Managed Municipals Portfolio Inc. (the "Fund"), to issue senior securities, and to sell senior securities of which it is the issuer, under certain circumstances as summarized below.

   First of all, such issuance must be consistent with the fundamental investment restrictions and any other fundamental policies of the fund. Proposal 2, if approved by the shareholders, will allow the Fund to issue senior securities to the extent permitted under the Investment Company Act.

   If such class of senior security represents an indebtedness ("debt securities"), then the following requirements must be met:

      (a) such debt securities must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities) of at least 300% immediately after the issuance or sale of such debt securities;

      (b) provision must be made to prohibit the declaration of any dividend (other than a stock dividend) or the declaration of any other distribution upon any class of the capital stock of the investment company, or the purchase of any such capital stock by the company, unless, after giving effect to such action, such debt securities have an asset coverage (at the time of the declaration or purchase and after deducting the amount of such dividend, distribution or purchase price) of at least 300% (200% in the case of any dividends on preferred stock); and

      (c) provision must be made either that:

          (i) if on the last business day of each of twelve consecutive calendar months such debt securities have an asset coverage of less than 100%, the holders of the securities voting as a class will be entitled to elect at least a majority of the members of the board of directors of the investment company, until such debt securities have an asset coverage of at least 110% on the last business day of three consecutive calendar months, or

          (ii) if on the last business day of each of twenty-four consecutive calendar months the debt securities have an asset coverage of less than 100%, an event of default shall be deemed to have occurred.

   The Fund currently has a fundamental investment restriction prohibiting the borrowing of money except under certain limited circumstances, and thus the Fund generally may not issue senior securities in the form of debt. The Fund has not sought and is not now seeking any changes to this fundamental investment restriction.

   If the senior securities are stock ("preferred stock"), then the following requirements must be met:

      (a) the preferred stock must have an asset coverage (meaning the ratio which the value of the total assets of the investment company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of debt securities of such company plus the involuntary liquidation preference of the preferred stock of such company) of at least 200% immediately after such issuance or sale;

      (b) provision must be made to prohibit the declaration of any dividend (other than a dividend payable in common stock) or the declaration of any other distribution upon the common stock of the company, or the purchase of any such common stock, unless, after giving effect to such action, such preferred stock has an asset coverage of at least 200%;

      (c) provision must be made to entitle the holders of such preferred stock, voting as a class, to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any debt securities outstanding, to elect a majority of the directors if at any time dividends on the preferred stock are unpaid in an amount equal to two full years' dividends, and to continue to be so represented until all dividends in arrears are paid or otherwise provided for;

      (d) provision must be made requiring approval by the vote of a majority of the outstanding shares of the preferred stock (which, as defined under the Investment Company Act, means the lesser of (i) 67% of the shares present at the meeting if a quorum is present or (ii) more than 50% of the outstanding shares), voting as a class, of any plan of reorganization adversely affecting such preferred stock; of any action to change the classification of the investment company from a non-diversified to a diversified company; of any action to change its classification from a closed-end investment company to an open-end investment company; or of any action to borrow money, issue senior securities, underwrite securities of other persons, purchase or sell real estate or commodities or make loans to other persons (all other than as authorized in such company's registration statement under the Investment Company Act), deviate from fundamental investment restrictions or other fundamental policies or change the nature of the business of such company so as to cease to be an investment company; and

      (e) such class of stock must have complete priority over any other class as to distribution of assets and payment of dividends, which dividends must be cumulative.

   The Investment Company Act limits a registered closed-end investment company such as the Fund to one class of debt securities and to one class of preferred stock, except that (i) any such class may be issued in one or more series so long as no such series has a preference or priority over any other series upon the distribution of the assets of such company or in respect of the payment of interest or dividends and (ii) promissory notes or other evidences of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed to be a separate class of debt securities. In addition, debt securities do not include any promissory note or other evidence of indebtedness for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the investment company at that time.

                                                                      EXHIBIT C

                     MANAGED MUNICIPALS PORTFOLIO II INC.

                            AUDIT COMMITTEE CHARTER

   I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to Managed Municipals Portfolio II Inc. (the "Company") that may interfere with the exercise of their independence from management and the Company and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the board of directors in its business judgment.

   II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the board of directors:

      1. in its oversight of the Company's accounting and financial reporting principles and policies and audit controls and procedures;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

      4.  in evaluating the independence of the outside auditors.

   The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit in accordance with Generally Accepted Auditing Standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the board of directors).

   The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

   The outside auditors shall submit to the Audit Committee annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence") which, in the auditor's professional judgment may be reasonably thought to bear on the independence, addressing at least the matters set forth in Independence Standards Board No. 1.

   III. Meetings of the Audit Committee: The Audit Committee shall meet at least annually with the outside auditors to discuss the annual audited financial statements and results of their audit. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

   IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1. to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

      2. to review the fees charged by the outside auditors for audit and non-audit services;

      3. to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

      4. to instruct the auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      5. to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

      6. to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

      . deficiencies noted in the audit in the design or operation of internal controls;

      .   consideration of fraud in a financial statement audit;

      .   detection of illegal acts;

      . the outside auditors' responsibility under generally accepted auditing standards;

      .   significant accounting policies;

      .   management judgments and accounting estimates;

      .   adjustments arising from the audit;

      . the responsibility of the outside auditors for other information in documents containing audited financial statements;

      .   disagreements with management;

      .   consultation by management with other accountants;

      . major issues discussed with management prior to retention of the outside auditors;

      .   difficulties encountered with management in performing the audit;

      . the outside auditors' judgments about the quality of the entity's accounting principles; and

      . reviews of interim financial information conducted by the outside auditors.

      7. with respect to reporting and recommendations, to discuss with the Company's General Counsel any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies;

      8. to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

      9. to review this Charter at least annually and recommend any changes to the full Board of Directors; and

      10. to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

   V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special duties, reviews and other procedures and to retain special counsel and other experts or consultants.

                                     PART B

                        MANAGED MUNICIPALS PORTFOLIO INC.
                       Statement of Additional Information
                                    merger of
                      MANAGED MUNICIPALS PORTFOLIO II INC.
                                125 Broad street


                            NEW YORK, NEW YORK 10004
                                1 (800) 331-1710
                                  WITH AND INTO

                        MANAGED MUNICIPALS PORTFOLIO inc.
                                125 Broad street

                            NEW YORK, NEW YORK 10004
                                1 (800) 331-1710

         This Statement of Additional Information ("SAI") relates specifically to the proposed merger (the "Merger") of Managed Municipals Portfolio II Inc. ("MTU") with and into Managed Municipals Portfolio Inc. ("MMU") in accordance with the General Corporation Law of the State of Maryland. Each of the following documents accompanies this Statement of Additional Information and is incorporated by reference herein:

(1) Prospectus for MMU, dated September 28, 2000; (2) Prospectus for MTU, dated December 29, 2000; (3) Annual Report for MMU for the year ended May 31, 2001; and (4) Annual Report for MTU for the year ended August 31, 2001.


         This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated
January 15, 2002, relating to the Merger. A copy of the Proxy
Statement/Prospectus may be obtained without charge by writing to either Fund at 125 Broad Street, New York, New York 10004 or by calling 1-(800) 331-1710.

  This Statement of Additional Information is dated January 15, 2002

                              FINANCIAL STATEMENTS

         The audited financial statements, notes to the financial statements and report of the independent auditors of the MMU and MTU for the fiscal years ended May 31, 2001 and August 31, 2001, respectively, are incorporated by reference herein and are included in the Funds' Annual Reports to Shareholders. The Annual and Semi-Annual Reports may be obtained without charge, by writing to either Fund at 125 Broad Street, New York, New York 10004, or by calling 1-(800) 331-1710.

                         PRO FORMA FINANCIAL STATEMENTS

         The following tables set forth the unaudited pro forma condensed statement of assets and liabilities and unaudited pro forma condensed statement of operations for each Fund as of and for the period ending May 31, 2001 and as adjusted to give effect to the Merger.

Merger of Managed Municipals Portfolio II into Managed Municipals Portfolio


                                                                                                                      Combined
                                                                      Managed      Managed                            Managed
                                                                     Municipals   Municipals                          Municipal-
                                                                      Portfolio   Portfolio II      Adjustments       Portfolio
                                                                      ----------  ------------      -----------       ---------

                                                                        As of          As of
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (unaudited)            05/31/2001      05/31/2001
ASSETS:
Investments, at value (Cost -- $376,413,337 and $119,991,146)      $376,607,220    $119,290,188                       $495,897,408
Cash                                                                     91,970             --                              91,970
Interest receivable                                                   5,506,047       1,635,927                          7,141,974
Receivable for securities sold                                        2,998,885             --                           2,998,885
                                                                   ------------   -------------  ------------         -------------
                                              Total Assets         $385,204,122    $120,926,115            --         $506,130,237
                                                                   ============    ============  ============         ============

LIABILITIES:

Payable for securities purchased                                     10,646,336       2,437,594                         13,083,930
Dividends payable                                                       406,718         152,926                            559,644
Management fees payable                                                 152,340          50,122                            202,462
Administration fees payable                                              63,556          14,137                             77,693
Payable to bank                                                              --           7,320                              7,320
Accrued expenses and other liabilities                                  157,303          77,253       131,000(d)           365,556
                                                                   ------------   -------------  ------------         ------------
                                              Total Liabilities      11,426,253       2,739,352       131,000           14,296,605
                                                                   ------------   -------------  ------------         ------------

                                              Net Assets           $373,777,869    $118,186,763      (131,000)        $491,833,632
                                                                   ============    ============  ============         ============

NET ASSETS:
Par value of capital shares                                              31,849          10,207                             42,056
Capital paid in excess of par value                                 387,408,505     124,518,857                        511,927,362
Undistributed net investment income (loss)                               22,877         (76,222)     (131,000)(d)         (184,345)
Accumulated net realized gain (loss)                                (13,879,245)     (5,565,121)                       (19,444,366)
Net unrealized appreciation (depreciation) of investments               193,883        (700,958)                          (507,075)
                                                                   ------------   -------------  ------------         ------------

Net Assets                                                         $373,777,869    $118,186,763      (131,000)        $491,833,632
                                                                   ============    ============  ============         ============

Outstanding Shares:                                                  31,848,644      10,207,406      (139,113)(c)       41,916,937
------------------                                                 ============    ============                       ============

Net Asset Value                                                          $11.74          $11.58                             $11.73
---------------                                                    ============    ============                       ============



See accompanying notes to unaudited pro forma financial statements.

Merger of Managed Municipals Portfolio II into Managed Municipals Portfolio

                                                                                                                         Combined
                                                                    Managed           Managed                            Managed
                                                                    Municipals        Municipals                         Municipal
                                                                    Portfolio        Portfolio II     Adjustments        Portfolio
                                                                    ---------        ------------     -----------        ---------
                                                              For the 12 Months  For the 12 Months
PRO FORMA STATEMENT OF OPERATIONS (unaudited)                  Ended05/31/2001   Ended 05/31/2001
INVESTMENT INCOME:
Interest                                                        $21,668,862         $6,455,961              --         $28,124,823
                                                                -----------         ----------       --------------    -----------
    Total Investment Income                                     $21,668,862          6,455,961              --          28,124,823
                                                                -----------         ----------       --------------     -----------
EXPENSES:

Management fees                                                   2,601,184            825,617                           3,426,801
Administration fees                                                 743,195            235,890              --             979,085
Shareholder communications                                          172,054             99,240         (73,432) (a)        197,862
Shareholder and system servicing fees                                73,048             24,193         (18,155) (a)         79,086
Legal and auditing fees                                              50,193             93,966         (88,966) (a)         55,193
Directors' fees                                                      49,815             30,877              --              80,692
Registration fees                                                    35,647             38,955         (29,687) (a)         44,915
Custodian fees                                                       17,705              4,079          (2,040) (a)         19,744
Pricing Fees                                                         16,838              9,021          (7,000) (a)         18,859
Other                                                                10,789             12,328         121,000  (a),(d)    144,117
                                                                -----------         ----------       --------------    -----------
    Total Expenses                                                3,770,468          1,374,166         (98,280)          5,046,354

    Less: Management Fee Waivers                                 (1,233,933)          (409,781)      1,643,714 (b)
                                                                -----------         ----------       --------------    -----------
    Net Expenses                                                  2,536,535            964,385       1,545,434           5,046,354
                                                                -----------         ----------       --------------    -----------

NET INVESTMENT INCOME                                            19,132,327          5,491,576      (1,545,434)         23,078,469
                                                                 ==========         ==========      ===============     ==========


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain From:

Security Transactions (excluding short term securities)           3,688,224          1,088,214              --          $4,776,438
Net Change in Unrealized Appreciation of Investments             21,646,189          6,038,936              --          27,685,125
                                                                -----------         ----------       --------------    -----------
    Net Gain On Investments                                      25,334,413          7,127,150              --          32,461,563

Increase in Net Assets Resulting from Operations                $44,466,740        $12,618,726     ($1,545,434)        $55,540,032
                                                                ===========        ===========     ================    ===========





(a)Reflects adjustment to eliminate duplicate services.
(b)Reflects adjustment to eliminate management fee waiver.
(c)Reflects difference between shares outstanding on Managed Municipals Portfolio II and the shares assumed to be issued by Managed Municipals Portfolio in connection with the merger.
(d)Includes $131,000 of merger related expenses.

 See accompanying notes to unaudited pro forma financial statements.

Merger of Managed Municipals Portfolio II Inc. (MTU) into Managed Municipals Portfolio Inc. (MMU)
--------------------------------------------------------------------------------
Pro-forma Schedule of Investments (UNAUDITED)                       May 31, 2001
--------------------------------------------------------------------------------


              MMU             MTU
              Face           Face                                                                                          MMU
             Amount         Amount      Ratings (a)                     Security                                          Value
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 100.0%
------------------------------------------------------------------------------------------------------------------------------------
Alabama - 1.1%
           $5,500,000                     AAA     Jefferson County, AL Sewer Revenue, Series A, FGIC-Insured, 5.375%
                                                     due 2/1/36                                                          $5,458,750
------------------------------------------------------------------------------------------------------------------------------------
Alaska - 1.4%
            4,000,000                     AA+     Valdez, AK Marine Term Revenue Refunding, (BP Pipelines Inc.
                                                     Project), Series A, 5.850% due 8/1/25                                4,035,000
                           $2,895,000     A-      Alaska Industrial Development & Export Authority Revolving Fund,
                                                     Series A, 6.500% due 4/1/14 (b)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,035,000
------------------------------------------------------------------------------------------------------------------------------------
Arizona - 0.8%
            4,000,000                     AAA     Mesa AZ IDA, Discovery Health Systems, Series A, MBIA-Insured,
                                                     5.625% due 1/1/29                                                    4,100,000
------------------------------------------------------------------------------------------------------------------------------------
California - 6.1%
            4,540,000       2,500,000    Ba1*     California Educational Facilities Authority Revenue, (Pooled College
                                                     & University Projects), Series A, 5.625% due 7/1/23                  4,222,200
            2,000,000                     AAA     California Educational Facilities Authority Revenue, Stanford
                                                     University, Series Q, 5.250% due 12/01/32                            2,005,000
                            1,000,000     AAA     California Educational Facilities Authority Revenue, Stanford
                                                     University, Series Q, 5.310% due 12/01/32
            4,000,000       2,000,000     A3*     California Health Facilities Authority Revenue, (Cedars-Sinai
                                                     Medical Center), Series A, 6.250% due 12/1/34                        4,195,000
            1,000,000                     A+      California Health Facilities Financing Authority Revenue, Sutter
                                                     Health, Series A, 6.250% due 8/15/35                                 1,053,750
            3,300,000                     A-      Los Angeles, CA Regional Airport Improvement Corp., Los Angeles
                                                     International Airport Lease Revenue, 6.500% due 1/1/32(b).           3,314,652
            5,000,000       2,000,000     AAA     Los Angeles County, CA COP, Antelope Valley Courthouse, Series A,
                                                     AMBAC-Insured, 5.250% due 11/1/33                                    4,975,000
            2,750,000                     AAA     Sacramento County, CA COP, (Public Facilities Project),
                                                     MBIA-Insured, 5.375% due 2/1/19                                      2,805,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         22,570,602
------------------------------------------------------------------------------------------------------------------------------------
Colorado - 15.4%
            3,000,000       1,000,000     AAA     Arapahoe County, CO Capital Improvement Trust Fund, E-470 Public
                                                     Highway Authority Revenue, (Pre-Refunded-Escrowed with U.S.
                                                     government securities to 8/31/05 Call @ 103), 7.000% due 8/31/26     3,468,750
                            1,000,000     A-      Aspen, CO Sales Tax Revenue, Series A, 5.400% due 11/1/19 Colorado
                                                     Health Facilities Authority Revenue:
            4,000,000                     AAA     Colorado Educational & Cultural Facilities Revenue Refunding,
                                                     (University of Denver Project), AMBAC-Insured, 5.375% due 3/1/23     4,055,000
                                                  Colorado Health Facilities Authority Revenue:
            1,000,000       1,000,000     AA-        Catholic Health Initiatives, Series A, 5.000% due 12/1/28              927,500
            3,000,000       1,000,000      A         Series B, Remarketed 7/8/98, 5.350% due 8/1/15                       2,951,250
            2,000,000       4,000,000    BBB+     Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22 (b)   2,065,000
           60,000,000      30,000,000       Aaa*     Dawson Ridge, CO Metropolitan District No. 1, Series B, (Escrowed to
                                                     maturity                                                            14,475,000





              MMU             MTU
              Face           Face                                                                                             MTU
             Amount         Amount      Ratings (a)                     Security                                             Value
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 100.0%
------------------------------------------------------------------------------------------------------------------------------------
Alabama - 1.1%
           $5,500,000                     AAA     Jefferson County, AL Sewer Revenue, Series A, FGIC-Insured, 5.375%
                                                     due 2/1/36
------------------------------------------------------------------------------------------------------------------------------------
Alaska - 1.4%
            4,000,000                     AA+     Valdez, AK Marine Term Revenue Refunding, (BP Pipelines Inc.
                                                     Project), Series A, 5.850% due 8/1/25
                           $2,895,000     A-      Alaska Industrial Development & Export Authority Revolving Fund,
                                                     Series A, 6.500% due 4/1/14 (b)                                      $2,989,174
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           2,989,174
------------------------------------------------------------------------------------------------------------------------------------
Arizona - 0.8%
            4,000,000                     AAA     Mesa AZ IDA, Discovery Health Systems, Series A, MBIA-Insured,
                                                     5.625% due 1/1/29
------------------------------------------------------------------------------------------------------------------------------------
California - 6.1%
            4,540,000       2,500,000    Ba1*     California Educational Facilities Authority Revenue, (Pooled College
                                                     & University Projects), Series A, 5.625% due 7/1/23                   2,325,000
            2,000,000                     AAA     California Educational Facilities Authority Revenue, Stanford
                                                     University, Series Q, 5.250% due 12/01/32
                            1,000,000     AAA     California Educational Facilities Authority Revenue, Stanford
                                                     University, Series Q, 5.310% due 12/01/32                             1,002,500
            4,000,000       2,000,000     A3*     California Health Facilities Authority Revenue, (Cedars-Sinai
                                                     Medical Center), Series A, 6.250% due 12/1/34                         2,097,500
            1,000,000                     A+      California Health Facilities Financing Authority Revenue, Sutter
                                                     Health, Series A, 6.250% due 8/15/35
            3,300,000                     A-      Los Angeles, CA Regional Airport Improvement Corp., Los Angeles
                                                     International Airport Lease Revenue, 6.500% due 1/1/32(b).
            5,000,000       2,000,000     AAA     Los Angeles County, CA COP, Antelope Valley Courthouse, Series A,
                                                     AMBAC-Insured, 5.250% due 11/1/33                                     1,990,000
            2,750,000                     AAA     Sacramento County, CA COP, (Public Facilities Project),
                                                     MBIA-Insured, 5.375% due 2/1/19
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,415,000
------------------------------------------------------------------------------------------------------------------------------------
Colorado - 15.4%
            3,000,000       1,000,000     AAA     Arapahoe County, CO Capital Improvement Trust Fund, E-470 Public
                                                     Highway Authority Revenue, (Pre-Refunded-Escrowed with U.S.
                                                     government securities to 8/31/05 Call @ 103), 7.000% due 8/31/26      1,156,250
                            1,000,000     A-      Aspen, CO Sales Tax Revenue, Series A, 5.400% due 11/1/19 Colorado
                                                     Health Facilities Authority Revenue:                                  1,000,000
            4,000,000                     AAA     Colorado Educational & Cultural Facilities Revenue Refunding,
                                                     (University of Denver Project), AMBAC-Insured, 5.375% due 3/1/23
                                                  Colorado Health Facilities Authority Revenue:
            1,000,000       1,000,000     AA-        Catholic Health Initiatives, Series A, 5.000% due 12/1/28               927,500
            3,000,000       1,000,000      A         Series B, Remarketed 7/8/98, 5.350% due 8/1/15                          983,750
            2,000,000       4,000,000    BBB+     Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22 (b)    4,130,000
           60,000,000      30,000,000    Aaa*     Dawson Ridge, CO Metropolitan District No. 1, Series B, (Escrowed to
                                                  maturity                                                                 7,237,500





              MMU             MTU
              Face           Face                                                                                             MMU
             Amount         Amount      Ratings (a)                     Security                                           Combined
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 100.0%
------------------------------------------------------------------------------------------------------------------------------------
Alabama - 1.1%
           $5,500,000                     AAA     Jefferson County, AL Sewer Revenue, Series A, FGIC-Insured, 5.375%
                                                     due 2/1/36                                                        $5,458,750
------------------------------------------------------------------------------------------------------------------------------------
Alaska - 1.4%
            4,000,000                     AA+     Valdez, AK Marine Term Revenue Refunding, (BP Pipelines Inc.
                                                     Project), Series A, 5.850% due 8/1/25                              4,035,000
                           $2,895,000     A-      Alaska Industrial Development & Export Authority Revolving Fund,
                                                     Series A, 6.500% due 4/1/14 (b)                                    2,989,174
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,024,174
------------------------------------------------------------------------------------------------------------------------------------
Arizona - 0.8%
            4,000,000                     AAA     Mesa AZ IDA, Discovery Health Systems, Series A, MBIA-Insured,
                                                     5.625% due 1/1/29                                                  4,100,000
------------------------------------------------------------------------------------------------------------------------------------
California - 6.1%
            4,540,000       2,500,000    Ba1*     California Educational Facilities Authority Revenue, (Pooled College
                                                     & University Projects), Series A, 5.625% due 7/1/23                6,547,200
            2,000,000                     AAA     California Educational Facilities Authority Revenue, Stanford
                                                     University, Series Q, 5.250% due 12/01/32                          2,005,000
                            1,000,000     AAA     California Educational Facilities Authority Revenue, Stanford
                                                     University, Series Q, 5.310% due 12/01/32                          1,002,500
            4,000,000       2,000,000     A3*     California Health Facilities Authority Revenue, (Cedars-Sinai
                                                     Medical Center), Series A, 6.250% due 12/1/34                      6,292,500
            1,000,000                     A+      California Health Facilities Financing Authority Revenue, Sutter
                                                     Health, Series A, 6.250% due 8/15/35                               1,053,750
            3,300,000                     A-      Los Angeles, CA Regional Airport Improvement Corp., Los Angeles
                                                     International Airport Lease Revenue, 6.500% due 1/1/32(b).         3,314,652
            5,000,000       2,000,000     AAA     Los Angeles County, CA COP, Antelope Valley Courthouse, Series A,
                                                     AMBAC-Insured, 5.250% due 11/1/33                                  6,965,000
            2,750,000                     AAA     Sacramento County, CA COP, (Public Facilities Project),
                                                     MBIA-Insured, 5.375% due 2/1/19                                    2,805,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       29,985,602
------------------------------------------------------------------------------------------------------------------------------------
Colorado - 15.4%
            3,000,000       1,000,000     AAA     Arapahoe County, CO Capital Improvement Trust Fund, E-470 Public
                                                     Highway Authority Revenue, (Pre-Refunded-Escrowed with U.S.
                                                     government securities to 8/31/05 Call @ 103), 7.000% due 8/31/26   4,625,000
                            1,000,000     A-      Aspen, CO Sales Tax Revenue, Series A, 5.400% due 11/1/19 Colorado
                                                     Health Facilities Authority Revenue:                               1,000,000
            4,000,000                     AAA     Colorado Educational & Cultural Facilities Revenue Refunding,
                                                     (University of Denver Project), AMBAC-Insured, 5.375% due 3/1/23   4,055,000
                                                  Colorado Health Facilities Authority Revenue:
            1,000,000       1,000,000     AA-        Catholic Health Initiatives, Series A, 5.000% due 12/1/28          1,855,000
            3,000,000       1,000,000      A         Series B, Remarketed 7/8/98, 5.350% due 8/1/15                     3,935,000
            2,000,000       4,000,000    BBB+     Colorado Springs, CO Airport Revenue, Series A, 7.000% due 1/1/22 (b) 6,195,000
           60,000,000      30,000,000    Aaa*     Dawson Ridge, CO Metropolitan District No. 1, Series B, (Escrowed to
                                                  maturity                                                             21,712,500



Merger of Managed Municipals Portfolio II Inc. (MTU) into Managed Municipals Portfolio Inc. (MMU)
--------------------------------------------------------------------------------
Pro-forma Schedule of Investments (UNAUDITED)                       May 31, 2001
--------------------------------------------------------------------------------



              MMU             MTU
              Face           Face                                                                                          MMU
             Amount         Amount      Ratings (a)                     Security                                          Value
------------------------------------------------------------------------------------------------------------------------------------
                                                     with REFCO Strips), zero coupon due 10/1/22
                                                   Denver, CO City & County Airport Revenue, Series C:
            3,155,000                     A         6.750% due 11/15/22 (b)                                              3,300,919
           10,165,000     3,465,000       A         6.125% due 11/15/25 (b)                                             11,143,381
            8,160,000     2,785,000       A         Escrowed to maturity with U.S. government securities, 6.125% due
                                                      11/15/25(b)(c)                                                     8,945,400
              845,000                   Aaa*        Pre-Refunded - Escrowed with U.S. government securities to
                                                      11/15/02 Call @ 102, 6.750% due 11/15/22(b)                          904,150
            1,000,000     1,000,000      AAA     Denver, CO City & County, COP Series B, AMBAC - Insured, 5.500% due
                                                    12/1/25                                                              1,021,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        53,257,600
------------------------------------------------------------------------------------------------------------------------------------
Connecticut - 0.2%
           $1,000,000                    AAA     Connecticut State Health & Education (Child Care Facilities
                                                    Project), Series C, AMBAC-Insured, 5.625% due 7/1/29                $1,032,500
------------------------------------------------------------------------------------------------------------------------------------

Florida - 8.1%
            3,000,000    $2,000,000      AAA     Florida State Board & Educational Capital Outlay, GO, FSA-Insured,
                                                    5.000% due 6/1/24                                                    2,887,500
            3,000,000                    AA+     Florida State Board of Education, GO, Series A, 5.125% due 6/1/21       2,966,250
                          3,000,000     Aaa*     Hillsborough County, FL School Board, COP, Series A, 5.000% due
                                                    7/1/25
            2,000,000                    AA-     Jacksonville, FL Electric Authority Water & Sewer Revenue, Series A,
                                                    5.375% due 10/1/35                                                   1,957,500
            3,000,000                    AAA     Jacksonville, FL, Sales Tax Revenue, AMBAC-Insured, 5.000% due
                                                    10/1/23                                                              2,895,000
            5,000,000     1,500,000     BBB-     Martin County, FL IDA, (Indiantown Cogeneration Project), Series A,
                                                    7.875% due 12/15/25 (b)                                              5,237,500
            1,000,000                    AAA     Miami Beach, FL Stormwater Revenue, FGIC-Insured, 5.375% due 9/1/30     1,003,750
            2,000,000                   Aaa*     Orange County, FL School Board, Certificate Participation, Series A,
                                                    MBIA - Insured 5.250% due 8/1/23                                     1,997,500
            2,000,000                    AAA     Orange County, FL Tourist Development Tax Revenue, Series A,
                                                    AMBAC-Insured, 4.750% due 10/1/24                                    1,822,500
            2,000,000                   Aaa*     Pinellas County, FL Health Facilities Authority Revenue, FSA-Insured
                                                    5.000% due 11/15/30                                                  1,875,000
                          2,500,000     Aaa*     South Brevard, FL Recreational Facilities Improvement, Special
                                                 District, AMBAC-Insured, 5.000% due 7/1/20
                                                 Tampa, FL Revenue, (Florida Aquarium Inc. Project):
                                                    (Pre-Refunded - Escrowed
                                                    with U.S. Government
                                                    Securities to 5/1/02
                                                    Call @ 102):

            2,345,000                    NR           7.550% due 5/1/12 (c)                                              2,488,467
            2,000,000     4,000,000      NR           7.750% due 5/1/27 (c)                                              2,125,900
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        27,256,867
------------------------------------------------------------------------------------------------------------------------------------
Georgia - 2.2%
            3,500,000     2,500,000      AAA     Augusta, GA Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26
                                                    Private Colleges & Universities Authority Revenue, (Mercer
                                                    University Project), Series A:                                       3,486,875
            2,000,000                    A3*        5.250% due 10/1/25                                                   1,922,500





              MMU             MTU
              Face           Face                                                                                          MTU
             Amount         Amount      Ratings (a)                     Security                                          Value
------------------------------------------------------------------------------------------------------------------------------------
                                                     with REFCO Strips), zero coupon due 10/1/22
                                                   Denver, CO City & County Airport Revenue, Series C:
            3,155,000                     A         6.750% due 11/15/22 (b)
           10,165,000     3,465,000       A         6.125% due 11/15/25 (b)                                              3,798,506
            8,160,000     2,785,000       A         Escrowed to maturity with U.S. government securities, 6.125% due
                                                      11/15/25(b)(c)                                                     3,053,056
              845,000                   Aaa*        Pre-Refunded - Escrowed with U.S. government securities to
                                                      11/15/02 Call @ 102, 6.750% due 11/15/22(b)
            1,000,000     1,000,000      AAA     Denver, CO City & County, COP Series B, AMBAC - Insured, 5.500% due
                                                    12/1/25                                                              1,021,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,307,812
------------------------------------------------------------------------------------------------------------------------------------
Connecticut - 0.2%
           $1,000,000                    AAA     Connecticut State Health & Education (Child Care Facilities
                                                    Project), Series C, AMBAC-Insured, 5.625% due 7/1/29
------------------------------------------------------------------------------------------------------------------------------------

Florida - 8.1%
            3,000,000    $2,000,000      AAA     Florida State Board & Educational Capital Outlay, GO, FSA-Insured,
                                                    5.000% due 6/1/24                                                   $1,925,000
            3,000,000                    AA+     Florida State Board of Education, GO, Series A, 5.125% due 6/1/21
                          3,000,000     Aaa*     Hillsborough County, FL School Board, COP, Series A, 5.000% due
                                                    7/1/25                                                               2,872,500
            2,000,000                    AA-     Jacksonville, FL Electric Authority Water & Sewer Revenue, Series A,
                                                    5.375% due 10/1/35
            3,000,000                    AAA     Jacksonville, FL, Sales Tax Revenue, AMBAC-Insured, 5.000% due
                                                    10/1/23
            5,000,000     1,500,000     BBB-     Martin County, FL IDA, (Indiantown Cogeneration Project), Series A,
                                                    7.875% due 12/15/25 (b)                                              1,571,250
            1,000,000                    AAA     Miami Beach, FL Stormwater Revenue, FGIC-Insured, 5.375% due 9/1/30
            2,000,000                   Aaa*     Orange County, FL School Board, Certificate Participation, Series A,
                                                    MBIA - Insured 5.250% due 8/1/23
            2,000,000                    AAA     Orange County, FL Tourist Development Tax Revenue, Series A,
                                                    AMBAC-Insured, 4.750% due 10/1/24
            2,000,000                   Aaa*     Pinellas County, FL Health Facilities Authority Revenue, FSA-Insured
                                                    5.000% due 11/15/30
                          2,500,000     Aaa*     South Brevard, FL Recreational Facilities Improvement, Special
                                                 District, AMBAC-Insured, 5.000% due 7/1/20                              2,443,750
                                                 Tampa, FL Revenue, (Florida Aquarium Inc. Project):
                                                    (Pre-Refunded - Escrowed
                                                    with U.S. Government
                                                    Securities to 5/1/02
                                                    Call @ 102):

            2,345,000                    NR           7.550% due 5/1/12 (c)
            2,000,000     4,000,000      NR           7.750% due 5/1/27 (c)                                              4,251,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,064,300
------------------------------------------------------------------------------------------------------------------------------------
Georgia - 2.2%
            3,500,000     2,500,000      AAA     Augusta, GA Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26
                                                    Private Colleges & Universities Authority Revenue, (Mercer
                                                    University Project), Series A:                                       2,490,625
            2,000,000                    A3*        5.250% due 10/1/25





              MMU             MTU
              Face           Face                                                                                          MMU
             Amount         Amount      Ratings (a)                     Security                                         Combined
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 100.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                     with REFCO Strips), zero coupon due 10/1/22
                                                   Denver, CO City & County Airport Revenue, Series C:
            3,155,000                     A         6.750% due 11/15/22 (b)                                             3,300,919
           10,165,000     3,465,000       A         6.125% due 11/15/25 (b)                                            14,941,887
            8,160,000     2,785,000       A         Escrowed to maturity with U.S. government securities, 6.125% due
                                                      11/15/25(b)(c)                                                   11,998,456
              845,000                   Aaa*        Pre-Refunded - Escrowed with U.S. government securities to
                                                      11/15/02 Call @ 102, 6.750% due 11/15/22(b)                         904,150
            1,000,000     1,000,000      AAA     Denver, CO City & County, COP Series B, AMBAC - Insured, 5.500% due
                                                    12/1/25                                                             2,042,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       76,565,412
------------------------------------------------------------------------------------------------------------------------------------
Connecticut - 0.2%
           $1,000,000                    AAA     Connecticut State Health & Education (Child Care Facilities
                                                    Project), Series C, AMBAC-Insured, 5.625% due 7/1/29               $1,032,500
------------------------------------------------------------------------------------------------------------------------------------

Florida - 8.1%
            3,000,000    $2,000,000      AAA     Florida State Board & Educational Capital Outlay, GO, FSA-Insured,
                                                    5.000% due 6/1/24                                                   4,812,500
            3,000,000                    AA+     Florida State Board of Education, GO, Series A, 5.125% due 6/1/21      2,966,250
                          3,000,000     Aaa*     Hillsborough County, FL School Board, COP, Series A, 5.000% due
                                                    7/1/25                                                              2,872,500
            2,000,000                    AA-     Jacksonville, FL Electric Authority Water & Sewer Revenue, Series A,
                                                    5.375% due 10/1/35                                                  1,957,500
            3,000,000                    AAA     Jacksonville, FL, Sales Tax Revenue, AMBAC-Insured, 5.000% due
                                                    10/1/23                                                             2,895,000
            5,000,000     1,500,000     BBB-     Martin County, FL IDA, (Indiantown Cogeneration Project), Series A,
                                                    7.875% due 12/15/25 (b)                                             6,808,750
            1,000,000                    AAA     Miami Beach, FL Stormwater Revenue, FGIC-Insured, 5.375% due 9/1/30    1,003,750
            2,000,000                   Aaa*     Orange County, FL School Board, Certificate Participation, Series A,
                                                    MBIA - Insured 5.250% due 8/1/23                                    1,997,500
            2,000,000                    AAA     Orange County, FL Tourist Development Tax Revenue, Series A,
                                                    AMBAC-Insured, 4.750% due 10/1/24                                   1,822,500
            2,000,000                   Aaa*     Pinellas County, FL Health Facilities Authority Revenue, FSA-Insured
                                                    5.000% due 11/15/30                                                 1,875,000
                          2,500,000     Aaa*     South Brevard, FL Recreational Facilities Improvement, Special
                                                 District, AMBAC-Insured, 5.000% due 7/1/20                             2,443,750
                                                 Tampa, FL Revenue, (Florida Aquarium Inc. Project):
                                                    (Pre-Refunded - Escrowed
                                                    with U.S. Government
                                                    Securities to 5/1/02
                                                    Call @ 102):

            2,345,000                    NR           7.550% due 5/1/12 (c)                                             2,488,467
            2,000,000     4,000,000      NR           7.750% due 5/1/27 (c)                                             6,377,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       40,321,167
------------------------------------------------------------------------------------------------------------------------------------
Georgia - 2.2%
            3,500,000     2,500,000      AAA     Augusta, GA Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26
                                                    Private Colleges & Universities Authority Revenue, (Mercer
                                                    University Project), Series A:                                      5,977,500
            2,000,000                    A3*        5.250% due 10/1/25                                                  1,922,500


Merger of Managed Municipals Portfolio II Inc. (MTU) into Managed Municipals Portfolio Inc. (MMU)
--------------------------------------------------------------------------------
Pro-forma Schedule of Investments (UNAUDITED)                       May 31, 2001
--------------------------------------------------------------------------------





              MMU             MTU
              Face           Face                                                                                          MMU
             Amount         Amount      Ratings (a)                     Security                                           Value
------------------------------------------------------------------------------------------------------------------------------------
                         1,000,000     A3*        5.375% due 10/1/29
            1,000,000    1,000,000    BBB-     Savannah, GA EDA Revenue, College
                                                  of Art & Design Inc., 6.900% due 10/1/29                                1,038,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,448,125
------------------------------------------------------------------------------------------------------------------------------------
Hawaii - 0.8%
            2,000,000    2,000,000      A      Hawaii State Department of Budget & Finance, Special Purpose
                                                  Revenue, Kaiser Permanente, Series A, 5.100% due 3/1/14                 1,962,500
------------------------------------------------------------------------------------------------------------------------------------
Illinois - 5.0%
            4,095,000                  AAA     Chicago, IL GO, Series D, FGIC-Insured, 5.500% due 1/1/35                  4,105,238
            6,000,000    1,400,000     AAA     Chicago, IL Skyway Toll Bridge Revenue, AMBAC-Insured, 5.500% due
                                               1/1/31                                                                     6,030,000
                                               Illinois Health Facilities Authority Revenue

            8,000,000                   A         OSF Healthcare Systems, 6.250% due 11/15/29                             8,040,000
            5,000,000                  AAA     Illinois State GO, MBIA - Insured, 5.625% due 6/1/25                       5,118,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,293,988
------------------------------------------------------------------------------------------------------------------------------------
Indiana - 1.1%
            5,000,000                  A2*     Indiana Port Commission Revenue Refunding, (Cargill Inc. Project),
                                               6.875% due 5/1/12                                                          5,207,750
------------------------------------------------------------------------------------------------------------------------------------
Iowa - 0.3%
                         1,500,000     AA-     Dawson, IA IDR, (Cargill Inc. Project), 6.500% due 7/15/12
------------------------------------------------------------------------------------------------------------------------------------
Kentucky - 0.2%
            1,000,000                  AAA     Kentucky State Property & Buildings Commission Revenues, (Project
                                                  No. 69), Series A, FSA-Insured, 5.000% due 8/1/19                         981,250
------------------------------------------------------------------------------------------------------------------------------------
Louisiana - 1.2%
            5,500,000                  A1*     St. Martin Parish, LA Industrial Revenue, (Cargill Inc. Project),
                                                  6.625% due 10/1/12                                                      5,768,125
------------------------------------------------------------------------------------------------------------------------------------
Maryland - 0.3%
          $10,000,000   $4,000,000     NR      Maryland State Energy Financing Administration, Solid Waste Disposal
                                                  Revenue, (Hagerstown Recycling Project), 9.000% due 10/15/16
                                                  (b)(d)                                                                   $900,000
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts - 1.6%
            2,000,000    1,000,000     AA+     Massachusetts Bay Transportation Authority, Sales Tax Revenue,
                                                  Series A, 5.500% due 7/1/30                                             2,027,500
            2,000,000    1,000,000    Aaa*     Massachusetts State College Building Authority Revenue, Series 1,
                                                  MBIA-Insured 5.375% due 5/1/39                                          1,985,000
            1,000,000    1,000,000     AAA     Massachusetts State Health & Educational Facilities Authority
                                                  Revenue, (Northeastern University Project), Series I,
                                                  MBIA-Insured, 5.000% due 10/1/29                                          940,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,952,500
------------------------------------------------------------------------------------------------------------------------------------
Michigan - 6.6%
            2,000,000    1,000,000     AAA     Anchor Bay, MI School District, GO, Q-SBLF-Insured, 5.000% due 5/1/29      1,897,500
            3,000,000    2,000,000     AAA     East Lansing, MI School District, GO, Q-SBLF-Insured, 5.625% due
                                                  5/1/30                                                                  3,086,250
            2,000,000    1,000,000     AAA     Howell, MI Public Schools, GO, Q-SBLF-Insured, 5.250% due 5/1/22
                                                  Michigan State COP, AMBAC-Insured:                                      2,000,000
            2,345,000                  AAA        5.500% due 6/1/19                                                       2,394,831
            4,000,000    2,000,000     AAA        5.500% due 6/1/27                                                       4,055,000

            8,000,000    4,000,000     NR      Michigan State Strategic Fund Resources Recovery, Limited Obligation
                                                  Revenue, Central Wayne Energy Recovery L.P., Series A, 7.000% due
                                                     7/1/27 (b)                                                           6,090,000






              MMU             MTU
              Face           Face                                                                                            MTU
             Amount         Amount      Ratings (a)                     Security                                            Value
------------------------------------------------------------------------------------------------------------------------------------
                         1,000,000     A3*        5.375% due 10/1/29                                                        972,500
            1,000,000    1,000,000    BBB-     Savannah, GA EDA Revenue, College
                                                  of Art & Design Inc., 6.900% due 10/1/29                                1,038,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,501,875
------------------------------------------------------------------------------------------------------------------------------------
Hawaii - 0.8%
            2,000,000    2,000,000      A      Hawaii State Department of Budget & Finance, Special Purpose
                                                  Revenue, Kaiser Permanente, Series A, 5.100% due 3/1/14                 1,962,500
------------------------------------------------------------------------------------------------------------------------------------
Illinois - 5.0%
            4,095,000                  AAA     Chicago, IL GO, Series D, FGIC-Insured, 5.500% due 1/1/35
            6,000,000    1,400,000     AAA     Chicago, IL Skyway Toll Bridge Revenue, AMBAC-Insured, 5.500% due
                                               1/1/31                                                                     1,407,000
                                               Illinois Health Facilities Authority Revenue

            8,000,000                   A         OSF Healthcare Systems, 6.250% due 11/15/29
            5,000,000                  AAA     Illinois State GO, MBIA - Insured, 5.625% due 6/1/25
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,407,000
------------------------------------------------------------------------------------------------------------------------------------
Indiana - 1.1%
            5,000,000                  A2*     Indiana Port Commission Revenue Refunding, (Cargill Inc. Project),
                                               6.875% due 5/1/12
------------------------------------------------------------------------------------------------------------------------------------
Iowa - 0.3%
                         1,500,000     AA-     Dawson, IA IDR, (Cargill Inc. Project), 6.500% due 7/15/12                 1,560,000
------------------------------------------------------------------------------------------------------------------------------------
Kentucky - 0.2%
            1,000,000                  AAA     Kentucky State Property & Buildings Commission Revenues, (Project
                                                  No. 69), Series A, FSA-Insured, 5.000% due 8/1/19
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Louisiana - 1.2%
            5,500,000                  A1*     St. Martin Parish, LA Industrial Revenue, (Cargill Inc. Project),
                                                  6.625% due 10/1/12
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Maryland - 0.3%
          $10,000,000   $4,000,000     NR      Maryland State Energy Financing Administration, Solid Waste Disposal
                                                  Revenue, (Hagerstown Recycling Project), 9.000% due 10/15/16
                                                  (b)(d)                                                                   $360,000
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts - 1.6%
            2,000,000    1,000,000     AA+     Massachusetts Bay Transportation Authority, Sales Tax Revenue,
                                                  Series A, 5.500% due 7/1/30                                             1,013,750
            2,000,000    1,000,000    Aaa*     Massachusetts State College Building Authority Revenue, Series 1,
                                                  MBIA-Insured 5.375% due 5/1/39                                            992,500
            1,000,000    1,000,000     AAA     Massachusetts State Health & Educational Facilities Authority
                                                  Revenue, (Northeastern University Project), Series I,
                                                  MBIA-Insured, 5.000% due 10/1/29                                          940,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,946,250
------------------------------------------------------------------------------------------------------------------------------------
Michigan - 6.6%
            2,000,000    1,000,000     AAA     Anchor Bay, MI School District, GO, Q-SBLF-Insured, 5.000% due 5/1/29        948,750
            3,000,000    2,000,000     AAA     East Lansing, MI School District, GO, Q-SBLF-Insured, 5.625% due
                                                  5/1/30                                                                  2,057,500
            2,000,000    1,000,000     AAA     Howell, MI Public Schools, GO, Q-SBLF-Insured, 5.250% due 5/1/22
                                                  Michigan State COP, AMBAC-Insured:                                      1,000,000
            2,345,000                  AAA        5.500% due 6/1/19
            4,000,000    2,000,000     AAA        5.500% due 6/1/27                                                       2,027,500

            8,000,000    4,000,000     NR      Michigan State Strategic Fund Resources Recovery, Limited Obligation
                                                  Revenue, Central Wayne Energy Recovery L.P., Series A, 7.000% due
                                                     7/1/27 (b)                                                           3,045,000



              MMU             MTU
              Face           Face                                                                                             MMU
             Amount         Amount      Ratings (a)                     Security                                           Combined
------------------------------------------------------------------------------------------------------------------------------------
                         1,000,000     A3*        5.375% due 10/1/29                                                         972,500
            1,000,000    1,000,000    BBB-     Savannah, GA EDA Revenue, College
                                                  of Art & Design Inc., 6.900% due 10/1/29                                 2,077,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10,950,000
------------------------------------------------------------------------------------------------------------------------------------
Hawaii - 0.8%
            2,000,000    2,000,000      A      Hawaii State Department of Budget & Finance, Special Purpose
                                                  Revenue, Kaiser Permanente, Series A, 5.100% due 3/1/14                  3,925,000
------------------------------------------------------------------------------------------------------------------------------------
Illinois - 5.0%
            4,095,000                  AAA     Chicago, IL GO, Series D, FGIC-Insured, 5.500% due 1/1/35                   4,105,238
            6,000,000    1,400,000     AAA     Chicago, IL Skyway Toll Bridge Revenue, AMBAC-Insured, 5.500% due
                                               1/1/31                                                                      7,437,000
                                               Illinois Health Facilities Authority Revenue

            8,000,000                   A         OSF Healthcare Systems, 6.250% due 11/15/29                              8,040,000
            5,000,000                  AAA     Illinois State GO, MBIA - Insured, 5.625% due 6/1/25                        5,118,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          24,700,988
------------------------------------------------------------------------------------------------------------------------------------
Indiana - 1.1%
            5,000,000                  A2*     Indiana Port Commission Revenue Refunding, (Cargill Inc. Project),
                                               6.875% due 5/1/12                                                           5,207,750
------------------------------------------------------------------------------------------------------------------------------------
Iowa - 0.3%
                         1,500,000     AA-     Dawson, IA IDR, (Cargill Inc. Project), 6.500% due 7/15/12                  1,560,000
------------------------------------------------------------------------------------------------------------------------------------
Kentucky - 0.2%
            1,000,000                  AAA     Kentucky State Property & Buildings Commission Revenues, (Project
                                                  No. 69), Series A, FSA-Insured, 5.000% due 8/1/19                          981,250
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Louisiana - 1.2%
            5,500,000                  A1*     St. Martin Parish, LA Industrial Revenue, (Cargill Inc. Project),
                                                  6.625% due 10/1/12                                                       5,768,125
------------------------------------------------------------------------------------------------------------------------------------
Maryland - 0.3%
          $10,000,000   $4,000,000     NR      Maryland State Energy Financing Administration, Solid Waste Disposal
                                                  Revenue, (Hagerstown Recycling Project), 9.000% due 10/15/16
                                                  (b)(d)                                                                  $1,260,000
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts - 1.6%
            2,000,000    1,000,000     AA+     Massachusetts Bay Transportation Authority, Sales Tax Revenue,
                                                  Series A, 5.500% due 7/1/30                                              3,041,250
            2,000,000    1,000,000    Aaa*     Massachusetts State College Building Authority Revenue, Series 1,
                                                  MBIA-Insured 5.375% due 5/1/39                                           2,977,500
            1,000,000    1,000,000     AAA     Massachusetts State Health & Educational Facilities Authority
                                                  Revenue, (Northeastern University Project), Series I,
                                                  MBIA-Insured, 5.000% due 10/1/29                                         1,880,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,898,750
------------------------------------------------------------------------------------------------------------------------------------
Michigan - 6.6%
            2,000,000    1,000,000     AAA     Anchor Bay, MI School District, GO, Q-SBLF-Insured, 5.000% due 5/1/29       2,846,250
            3,000,000    2,000,000     AAA     East Lansing, MI School District, GO, Q-SBLF-Insured, 5.625% due
                                                  5/1/30                                                                   5,143,750
            2,000,000    1,000,000     AAA     Howell, MI Public Schools, GO, Q-SBLF-Insured, 5.250% due 5/1/22
                                                  Michigan State COP, AMBAC-Insured:                                       3,000,000
            2,345,000                  AAA        5.500% due 6/1/19                                                        2,394,831
            4,000,000    2,000,000     AAA        5.500% due 6/1/27                                                        6,082,500

            8,000,000    4,000,000     NR      Michigan State Strategic Fund Resources Recovery, Limited Obligation
                                                  Revenue, Central Wayne Energy Recovery L.P., Series A, 7.000% due
                                                     7/1/27 (b)                                                            9,135,000



Merger of Managed Municipals Portfolio II Inc. (MTU) into Managed Municipals Portfolio Inc. (MMU)
--------------------------------------------------------------------------------
Pro-forma Schedule of Investments (UNAUDITED)                       May 31, 2001
--------------------------------------------------------------------------------




              MMU             MTU
              Face           Face                                                                                           MMU
             Amount         Amount      Ratings (a)                     Security                                           Value
------------------------------------------------------------------------------------------------------------------------------------

            4,480,000                        AAA     Royal Oak, MI Hospital Financing Authority Revenue, (William
                                                        Beaumont Hospital), Series M, MBIA-Insured, 5.250% due 11/15/31  4,334,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,857,981
------------------------------------------------------------------------------------------------------------------------------------
Minnesota - 2.3%
            1,500,000                 AAA     Dakota County, MN Community Development Agency, Multi-Family Housing
                                                 Revenue, FNMA-Collateralized, 5.625% due 2/1/26                         1,513,125
            2,500,000                 A1*     Duluth, MN IDA, Seaway Port Authority Dock & Wharf Revenue, (Cargill
                                                 Inc. Project), 6.800% due 5/1/12                                        2,599,950
            1,000,000    1,000,000    AAA     Minneapolis & St. Paul, MN Community Airport Revenue:  Series A,
                                                 FGIC-Insured, 5.125% due 1/1/25                                           971,250
            3,000,000    1,000,000    AAA        Sub-Series C, FGIC-Insured, 5.250% due 1/1/26                           2,970,000
            1,225,000                 AA+     Minnesota State Housing Financing Agency, Single-Family Mortgage,
                                                 Series I, 5.500% due 1/1/17                                             1,252,562
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,306,887
------------------------------------------------------------------------------------------------------------------------------------
Missouri - 1.2%
                                              St Louis, MO Airport Revenue (Airport Development Program), Series
                                                 A, MBIA-Insured:
            2,000,000                 AAA          5.000% due 7/1/21                                                     1,937,500
                         2,000,000    AAA          5.125% due 7/1/22
            2,000,000                 AAA          5.000% due 7/1/26                                                     1,912,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,850,000
------------------------------------------------------------------------------------------------------------------------------------
Mississippi - 0.0%
              200,000                P-1*     Jackson County, MS PCR, (Chevron USA Inc. Project), 3.050% due
                                              6/1/23(e)                                                                    200,000
------------------------------------------------------------------------------------------------------------------------------------
Montana - 1.9%
            8,000,000    2,000,000    NR      Montana State Board Investment Resource Recovery Revenue,
                                                 (Yellowstone Energy L.P. Project), 7.000% due 12/31/19 (b)              7,520,000
------------------------------------------------------------------------------------------------------------------------------------
Nevada - 1.0%
                         4,650,000   Baa2*    Clark County, NV IDR, Southwest Gas Corp., Series B, 7.500% due
                                                 9/1/32 (b)
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire - 0.7%
            3,715,000                 AAA     New Hampshire Health & Education Facilities Authority Revenue
                                                 University System of New Hampshire, AMBAC-Insured, 5.125% due
                                                 7/1/33                                                                  3,543,181
------------------------------------------------------------------------------------------------------------------------------------
New Jersey - 3.3%
           $5,200,000                 A+      Hudson County, NJ Improvement Authority, 6.625% due 8/1/25                $5,401,500
            5,000,000   $3,000,000    A+      New Jersey Health Care Facilities Financing Authority Revenue,
                                                 Robert Wood Johnson University Hospital, 5.700% due 7/1/20              5,162,500
            2,395,000                 AA-     New Jersey State Highway Authority, Garden State Parkway General
                                                 Revenue, 5.625% due 1/1/30                                              2,481,819
                                                                                                                        13,045,819
------------------------------------------------------------------------------------------------------------------------------------
New Mexico - 0.6%
            1,980,000    1,085,000    AAA     New Mexico Mortgage Financing Authority, Single - Family Mortgages,
                                                 Series D-3, 5.625% due 9/1/28                                           2,004,750
------------------------------------------------------------------------------------------------------------------------------------
New York - 5.9%
                         2,000,000    AAA     Nassau Health Care Corp., NY Health Systems Revenue, Nassau County
                                                 Guaranteed, FSA-Insured, 5.500% due 8/1/19



             MMU             MTU
              Face           Face                                                                                           MTU
             Amount         Amount      Ratings (a)                     Security                                           Value
------------------------------------------------------------------------------------------------------------------------------------

            4,480,000                        AAA     Royal Oak, MI Hospital Financing Authority Revenue, (William
                                                        Beaumont Hospital), Series M, MBIA-Insured, 5.250% due 11/15/31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           9,078,750
------------------------------------------------------------------------------------------------------------------------------------
Minnesota - 2.3%
            1,500,000                 AAA     Dakota County, MN Community Development Agency, Multi-Family Housing
                                                 Revenue, FNMA-Collateralized, 5.625% due 2/1/26
            2,500,000                 A1*     Duluth, MN IDA, Seaway Port Authority Dock & Wharf Revenue, (Cargill
                                                 Inc. Project), 6.800% due 5/1/12
            1,000,000    1,000,000    AAA     Minneapolis & St. Paul, MN Community Airport Revenue:  Series A,
                                                 FGIC-Insured, 5.125% due 1/1/25                                             971,250
            3,000,000    1,000,000    AAA        Sub-Series C, FGIC-Insured, 5.250% due 1/1/26                               990,000
            1,225,000                 AA+     Minnesota State Housing Financing Agency, Single-Family Mortgage,
                                                 Series I, 5.500% due 1/1/17
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           1,961,250
------------------------------------------------------------------------------------------------------------------------------------
Missouri - 1.2%
                                              St Louis, MO Airport Revenue (Airport Development Program), Series
                                                 A, MBIA-Insured:
            2,000,000                 AAA          5.000% due 7/1/21
                         2,000,000    AAA          5.125% due 7/1/22                                                       1,962,500
            2,000,000                 AAA          5.000% due 7/1/26
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           1,962,500
------------------------------------------------------------------------------------------------------------------------------------
Mississippi - 0.0%
              200,000                P-1*     Jackson County, MS PCR, (Chevron USA Inc. Project), 3.050% due
                                              6/1/23(e)
------------------------------------------------------------------------------------------------------------------------------------
Montana - 1.9%
            8,000,000    2,000,000    NR      Montana State Board Investment Resource Recovery Revenue,
                                                 (Yellowstone Energy L.P. Project), 7.000% due 12/31/19 (b)                1,880,000
------------------------------------------------------------------------------------------------------------------------------------
Nevada - 1.0%
                         4,650,000   Baa2*    Clark County, NV IDR, Southwest Gas Corp., Series B, 7.500% due
                                                 9/1/32 (b)                                                                4,830,188
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire - 0.7%
            3,715,000                 AAA     New Hampshire Health & Education Facilities Authority Revenue
                                                 University System of New Hampshire, AMBAC-Insured, 5.125% due
                                                 7/1/33
------------------------------------------------------------------------------------------------------------------------------------
New Jersey - 3.3%
           $5,200,000                 A+      Hudson County, NJ Improvement Authority, 6.625% due 8/1/25
            5,000,000   $3,000,000    A+      New Jersey Health Care Facilities Financing Authority Revenue,
                                                 Robert Wood Johnson University Hospital, 5.700% due 7/1/20               $3,097,500
            2,395,000                 AA-     New Jersey State Highway Authority, Garden State Parkway General
                                                 Revenue, 5.625% due 1/1/30
                                                                                                                           3,097,500
------------------------------------------------------------------------------------------------------------------------------------
New Mexico - 0.6%
            1,980,000    1,085,000    AAA     New Mexico Mortgage Financing Authority, Single - Family Mortgages,
                                                 Series D-3, 5.625% due 9/1/28                                             1,098,563
------------------------------------------------------------------------------------------------------------------------------------
New York - 5.9%
                         2,000,000    AAA     Nassau Health Care Corp., NY Health Systems Revenue, Nassau County
                                                 Guaranteed, FSA-Insured, 5.500% due 8/1/19                                2,052,500



             MMU             MTU
              Face           Face                                                                                           MMU
             Amount         Amount      Ratings (a)                     Security                                           Combined
------------------------------------------------------------------------------------------------------------------------------------

            4,480,000                        AAA     Royal Oak, MI Hospital Financing Authority Revenue, (William
                                                        Beaumont Hospital), Series M, MBIA-Insured, 5.250% due 11/15/31    4,334,400
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          32,936,731
------------------------------------------------------------------------------------------------------------------------------------
Minnesota - 2.3%
            1,500,000                 AAA     Dakota County, MN Community Development Agency, Multi-Family Housing
                                                 Revenue, FNMA-Collateralized, 5.625% due 2/1/26                           1,513,125
            2,500,000                 A1*     Duluth, MN IDA, Seaway Port Authority Dock & Wharf Revenue, (Cargill
                                                 Inc. Project), 6.800% due 5/1/12                                          2,599,950
            1,000,000    1,000,000    AAA     Minneapolis & St. Paul, MN Community Airport Revenue:  Series A,
                                                 FGIC-Insured, 5.125% due 1/1/25                                           1,942,500
            3,000,000    1,000,000    AAA        Sub-Series C, FGIC-Insured, 5.250% due 1/1/26                             3,960,000
            1,225,000                 AA+     Minnesota State Housing Financing Agency, Single-Family Mortgage,
                                                 Series I, 5.500% due 1/1/17                                               1,252,562
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          11,268,137
------------------------------------------------------------------------------------------------------------------------------------
Missouri - 1.2%
                                              St Louis, MO Airport Revenue (Airport Development Program), Series
                                                 A, MBIA-Insured:
            2,000,000                 AAA          5.000% due 7/1/21                                                       1,937,500
                         2,000,000    AAA          5.125% due 7/1/22                                                       1,962,500
            2,000,000                 AAA          5.000% due 7/1/26                                                       1,912,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           5,812,500
------------------------------------------------------------------------------------------------------------------------------------
Mississippi - 0.0%
              200,000                P-1*     Jackson County, MS PCR, (Chevron USA Inc. Project), 3.050% due
                                              6/1/23(e)                                                                      200,000
------------------------------------------------------------------------------------------------------------------------------------
Montana - 1.9%
            8,000,000    2,000,000    NR      Montana State Board Investment Resource Recovery Revenue,
                                                 (Yellowstone Energy L.P. Project), 7.000% due 12/31/19 (b)                9,400,000
------------------------------------------------------------------------------------------------------------------------------------
Nevada - 1.0%
                         4,650,000   Baa2*    Clark County, NV IDR, Southwest Gas Corp., Series B, 7.500% due
                                                 9/1/32 (b)                                                                4,830,188
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire - 0.7%
            3,715,000                 AAA     New Hampshire Health & Education Facilities Authority Revenue
                                                 University System of New Hampshire, AMBAC-Insured, 5.125% due
                                                 7/1/33                                                                    3,543,181
------------------------------------------------------------------------------------------------------------------------------------
New Jersey - 3.3%
           $5,200,000                 A+      Hudson County, NJ Improvement Authority, 6.625% due 8/1/25                  $5,401,500
            5,000,000   $3,000,000    A+      New Jersey Health Care Facilities Financing Authority Revenue,
                                                 Robert Wood Johnson University Hospital, 5.700% due 7/1/20                8,260,000
            2,395,000                 AA-     New Jersey State Highway Authority, Garden State Parkway General
                                                 Revenue, 5.625% due 1/1/30                                                2,481,819
                                                                                                                          16,143,319
------------------------------------------------------------------------------------------------------------------------------------
New Mexico - 0.6%
            1,980,000    1,085,000    AAA     New Mexico Mortgage Financing Authority, Single - Family Mortgages,
                                                 Series D-3, 5.625% due 9/1/28                                             3,103,313
------------------------------------------------------------------------------------------------------------------------------------
New York - 5.9%
                         2,000,000    AAA     Nassau Health Care Corp., NY Health Systems Revenue, Nassau County
                                                 Guaranteed, FSA-Insured, 5.500% due 8/1/19                                2,052,500



Merger of Managed Municipals Portfolio II Inc. (MTU) into Managed Municipals Portfolio Inc. (MMU)
--------------------------------------------------------------------------------
Pro-forma Schedule of Investments (UNAUDITED)                       May 31, 2001
--------------------------------------------------------------------------------





              MMU             MTU
              Face           Face                                                                                            MMU
             Amount         Amount      Ratings (a)                     Security                                            Value
------------------------------------------------------------------------------------------------------------------------------------

            3,000,000                  AAA     Nassau Health Care Corp., NY Health Systems Revenue, Nassau County
                                                  Guaranteed, FSA-Insured, 5.750% due 8/1/29                              3,127,500
            1,400,000                 A-1+     New York, NY GO, Sub Series A, 3.000% due 8/1/22 (e)                       1,400,000
              100,000                VMIG1*    New York, NY Go, Series B-Sub Series B5, MBIA-Insured, 3.000% due
                                                  8/15/22 (e)                                                               100,000
                                               New York City, NY Municipal Water Financing Authority, Water & Sewer
                                                  System Revenue:
              200,000                 A-1+          Series G, FGIC-Insured, 3.000% due 6/15/24 (e)                          200,000
              200,000                 A-1+          Series A, FGIC-Insured, 2.950% due 6/15/25 (e)                          200,000
            9,000,000   2,500,000      AA      New York City, NY Municipal Water Financing Authority, Water & Sewer
                                                  System Revenue, Series D, 5.250% due 6/15/25                            8,943,750
            1,000,000                 A-1+     New York City, NY Transitional Financing Authority, Future Tax
                                                  Secured, Series C, 3.000% due 5/1/28 (e)                                1,000,000
              300,000                VMIG1*    New York State Job Development Authority, Series A-1 through A-21,
                                                  3.100% due 3/1/03 (e)                                                     300,000
            3,000,000                  AAA     New York State Dormitory Authority Revenue, Series B, FSA-Insured,
                                                  5.500% due 5/15/30                                                      3,060,000
                                               New York State Dormitory Authority Revenue:
                        1,150,000      AAA        St. John's University, MBIA-Insured, 5.250% due 7/1/25
                        2,000,000      AAA        State University, Series B, FSA-Insured, 5.500% due 5/15/30
            3,000,000                  AAA     New York State Thruway Authority Highway & Bridge Revenue, Series
                                                  B-1, FGIC-Insured, 5.400% due 4/1/17.                                   3,093,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         21,425,000
------------------------------------------------------------------------------------------------------------------------------------
North Carolina - 0.3%
                        1,500,000      A3*     Coastal Regional Solid Waste Management Disposal Authority, Solid
                                                  Waste Disposal Revenue, 6.500% due 6/1/08
------------------------------------------------------------------------------------------------------------------------------------
North Dakota - 1.0%
            5,000,000                  AAA     Oliver County, ND PCR, AMBAC-Insured, 5.300% due 1/1/27                    4,925,000
------------------------------------------------------------------------------------------------------------------------------------
Ohio - 10.0%
            4,500,000                 Aa2*     Bexley, OH City School District, GO, 5.125% due 12/1/27                    4,359,375
            2,000,000                  AAA     Canton, OH City School District, GO, Series A, MBIA-Insured, 5.500%
                                                  due 12/1/20                                                             2,050,000
                                               Cincinnati, OH Water System Revenue:
            1,345,000                  AA+        5.000% due 12/1/20                                                      1,308,013
            1,700,000                  AA+        5.125% due 12/1/21                                                      1,670,250
            3,000,000   3,000,000      AAA     Cleveland, OH Airport System Revenue, Series A, FSA-Insured, 5.000%
                                                  due 1/1/31                                                              2,850,000
                                               Cuyahoga County, OH Hospital Revenue:
            2,000,000   1,000,000      AAA        University Hospitals Health System Inc., AMBAC-Insured, 5.500%
                                                  due 1/15/30                                                             2,012,500
                          300,000     A-1+        Cleveland Clinic Foundation, Series D, 3.100% due 1/1/26 (e)
                                               Hamilton County, OH Sales Tax Revenue:
           10,000,000                 Aaa*        AMBAC-Insured, 5.250% due 12/1/32                                       9,850,000





              MMU             MTU
              Face           Face                                                                                          MTU
             Amount         Amount      Ratings (a)                     Security                                           Value
------------------------------------------------------------------------------------------------------------------------------------

            3,000,000                  AAA     Nassau Health Care Corp., NY Health Systems Revenue, Nassau County
                                                  Guaranteed, FSA-Insured, 5.750% due 8/1/29
            1,400,000                 A-1+     New York, NY GO, Sub Series A, 3.000% due 8/1/22 (e)
              100,000                VMIG1*    New York, NY Go, Series B-Sub Series B5, MBIA-Insured, 3.000% due
                                                  8/15/22 (e)
                                               New York City, NY Municipal Water Financing Authority, Water & Sewer
                                                  System Revenue:
              200,000                 A-1+          Series G, FGIC-Insured, 3.000% due 6/15/24 (e)
              200,000                 A-1+          Series A, FGIC-Insured, 2.950% due 6/15/25 (e)
            9,000,000   2,500,000      AA      New York City, NY Municipal Water Financing Authority, Water & Sewer
                                                  System Revenue, Series D, 5.250% due 6/15/25                          2,484,375
            1,000,000                 A-1+     New York City, NY Transitional Financing Authority, Future Tax
                                                  Secured, Series C, 3.000% due 5/1/28 (e)
              300,000                VMIG1*    New York State Job Development Authority, Series A-1 through A-21,
                                                  3.100% due 3/1/03 (e)
            3,000,000                  AAA     New York State Dormitory Authority Revenue, Series B, FSA-Insured,
                                                  5.500% due 5/15/30
                                               New York State Dormitory Authority Revenue:
                        1,150,000      AAA        St. John's University, MBIA-Insured, 5.250% due 7/1/25                1,148,563
                        2,000,000      AAA        State University, Series B, FSA-Insured, 5.500% due 5/15/30           2,040,000
            3,000,000                  AAA     New York State Thruway Authority Highway & Bridge Revenue, Series
                                                  B-1, FGIC-Insured, 5.400% due 4/1/17.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,725,438
------------------------------------------------------------------------------------------------------------------------------------
North Carolina - 0.3%
                        1,500,000      A3*     Coastal Regional Solid Waste Management Disposal Authority, Solid
                                                  Waste Disposal Revenue, 6.500% due 6/1/08                             1,582,485
------------------------------------------------------------------------------------------------------------------------------------
North Dakota - 1.0%
            5,000,000                  AAA     Oliver County, ND PCR, AMBAC-Insured, 5.300% due 1/1/27
------------------------------------------------------------------------------------------------------------------------------------
Ohio - 10.0%
            4,500,000                 Aa2*     Bexley, OH City School District, GO, 5.125% due 12/1/27
            2,000,000                  AAA     Canton, OH City School District, GO, Series A, MBIA-Insured, 5.500%
                                                  due 12/1/20
                                               Cincinnati, OH Water System Revenue:
            1,345,000                  AA+        5.000% due 12/1/20
            1,700,000                  AA+        5.125% due 12/1/21
            3,000,000   3,000,000      AAA     Cleveland, OH Airport System Revenue, Series A, FSA-Insured, 5.000%
                                                  due 1/1/31                                                            2,850,000
                                               Cuyahoga County, OH Hospital Revenue:
            2,000,000   1,000,000      AAA        University Hospitals Health System Inc., AMBAC-Insured, 5.500%
                                                  due 1/15/30                                                           1,006,250
                          300,000     A-1+        Cleveland Clinic Foundation, Series D, 3.100% due 1/1/26 (e)            300,000
                                               Hamilton County, OH Sales Tax Revenue:
           10,000,000                 Aaa*        AMBAC-Insured, 5.250% due 12/1/32





              MMU             MTU
              Face           Face                                                                                            MMU
             Amount         Amount      Ratings (a)                     Security                                           Combined
------------------------------------------------------------------------------------------------------------------------------------

            3,000,000                  AAA     Nassau Health Care Corp., NY Health Systems Revenue, Nassau County
                                                  Guaranteed, FSA-Insured, 5.750% due 8/1/29                               3,127,500
            1,400,000                 A-1+     New York, NY GO, Sub Series A, 3.000% due 8/1/22 (e)                        1,400,000
              100,000                VMIG1*    New York, NY Go, Series B-Sub Series B5, MBIA-Insured, 3.000% due
                                                  8/15/22 (e)                                                                100,000
                                               New York City, NY Municipal Water Financing Authority, Water & Sewer
                                                  System Revenue:
              200,000                 A-1+          Series G, FGIC-Insured, 3.000% due 6/15/24 (e)                           200,000
              200,000                 A-1+          Series A, FGIC-Insured, 2.950% due 6/15/25 (e)                           200,000
            9,000,000   2,500,000      AA      New York City, NY Municipal Water Financing Authority, Water & Sewer
                                                  System Revenue, Series D, 5.250% due 6/15/25                            11,428,125
            1,000,000                 A-1+     New York City, NY Transitional Financing Authority, Future Tax
                                                  Secured, Series C, 3.000% due 5/1/28 (e)                                 1,000,000
              300,000                VMIG1*    New York State Job Development Authority, Series A-1 through A-21,
                                                  3.100% due 3/1/03 (e)                                                      300,000
            3,000,000                  AAA     New York State Dormitory Authority Revenue, Series B, FSA-Insured,
                                                  5.500% due 5/15/30                                                       3,060,000
                                               New York State Dormitory Authority Revenue:
                        1,150,000      AAA        St. John's University, MBIA-Insured, 5.250% due 7/1/25                   1,148,563
                        2,000,000      AAA        State University, Series B, FSA-Insured, 5.500% due 5/15/30              2,040,000
            3,000,000                  AAA     New York State Thruway Authority Highway & Bridge Revenue, Series
                                                  B-1, FGIC-Insured, 5.400% due 4/1/17.                                    3,093,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          29,150,438
------------------------------------------------------------------------------------------------------------------------------------
North Carolina - 0.3%
                        1,500,000      A3*     Coastal Regional Solid Waste Management Disposal Authority, Solid
                                                  Waste Disposal Revenue, 6.500% due 6/1/08                                1,582,485
------------------------------------------------------------------------------------------------------------------------------------
North Dakota - 1.0%
            5,000,000                  AAA     Oliver County, ND PCR, AMBAC-Insured, 5.300% due 1/1/27                     4,925,000
------------------------------------------------------------------------------------------------------------------------------------
Ohio - 10.0%
            4,500,000                 Aa2*     Bexley, OH City School District, GO, 5.125% due 12/1/27                     4,359,375
            2,000,000                  AAA     Canton, OH City School District, GO, Series A, MBIA-Insured, 5.500%
                                                  due 12/1/20                                                              2,050,000
                                               Cincinnati, OH Water System Revenue:
            1,345,000                  AA+        5.000% due 12/1/20                                                       1,308,013
            1,700,000                  AA+        5.125% due 12/1/21                                                       1,670,250
            3,000,000   3,000,000      AAA     Cleveland, OH Airport System Revenue, Series A, FSA-Insured, 5.000%
                                                  due 1/1/31                                                               5,700,000
                                               Cuyahoga County, OH Hospital Revenue:
            2,000,000   1,000,000      AAA        University Hospitals Health System Inc., AMBAC-Insured, 5.500%
                                                  due 1/15/30                                                              3,018,750
                          300,000     A-1+        Cleveland Clinic Foundation, Series D, 3.100% due 1/1/26 (e)               300,000
                                               Hamilton County, OH Sales Tax Revenue:
           10,000,000                 Aaa*        AMBAC-Insured, 5.250% due 12/1/32                                        9,850,000




Merger of Managed Municipals Portfolio II Inc. (MTU) into Managed Municipals Portfolio Inc. (MMU)
--------------------------------------------------------------------------------
Pro-forma Schedule of Investments (UNAUDITED)                       May 31, 2001
--------------------------------------------------------------------------------





              MMU             MTU
              Face           Face                                                                                            MMU
             Amount         Amount      Ratings (a)                     Security                                            Value
------------------------------------------------------------------------------------------------------------------------------------

            1,750,000                   AAA        Hamilton County Football Project, Series B,
                                                   MBIA - Insured, 5.000% due 12/1/27                                      1,671,250
            4,000,000  1,990,000        AAA     Lucas County, OH Hospital Revenue, Promedia
                                                   Healthcare Obligation Group, AMBAC-Insured,
                                                   5.375% due 11/15/29                                                     3,985,000
           $3,025,000                  Aaa*     Muskingum County, OH GO County Facilities
                                                   Improvement, MBIA-Insured, 5.125% due 12/1/19                          $3,025,000
            1,375,000                   AAA     Ohio State Higher Educational Facility Commission Revenue,
                                                   (University of Dayton Project), AMBAC - Insured, 5.500% due
                                                   12/1/25                                                                 1,397,344
            2,500,000                   AAA     Portage County, OH GO, MBIA-Insured, 5.250% due 12/1/17                    2,543,750
                      $1,500,000        A3*     Steubenville, OH Hospital Revenue, Trinity Healthcare Obligation
                                                   Group, 6.375% due 10/1/20
            1,500,000                  Aaa*     Trumbull County, OH, MBIA-Insured, 5.200% due 12/1/20                      1,490,625
            2,000,000                   AAA     University of Cincinnati, OH General Receipts Revenue, Series A,
                                                   FGIC-Insured, 5.250% due 6/1/24                                         1,990,000
            1,500,000                   AAA     Warrensville Heights, OH City School District, School Improvements,
                                                   FGIC-Insured, 5.625% due 12/1/20                                        1,558,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          41,761,232
------------------------------------------------------------------------------------------------------------------------------------
Oregon - 1.7%
            5,000,000                  Aaa*     Clackamas County, OR School District No 007J, Lake Oswego, GO
                                                   MBIA-Insured, 5.000% due 6/1/26                                         4,781,250
            2,000,000                   AAA     Oregon State, Department of Administrative Services, COP, Series B,
                                                   AMBAC-Insured, 5.000% due 5/1/26                                        1,915,000
            2,000,000                  Aaa*     Portland, OR GO, Limited Tax Revenue, Series A, MBIA-Insured, 5.125%
                                                   due 6/1/30                                                              1,940,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           8,636,250
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania - 1.0%
            2,500,000                   AAA     Allegheny County, PA Sanitary Authority, Sewer Revenue,
                                                   MBIA-Insured, 5.375% due 12/1/24                                        2,512,500
                         200,000       A-1+     Philadelphia, PA IDR, (Fox Chase Cancer Center), Series A, 3.100%
                                                   due 7/1/13 (e)
            2,500,000                   AA-     St. Mary Hospital Authority, Bucks County Catholic Health
                                                   Initiatives, Series A, 5.000% due 12/1/18                               2,378,125
              100,000                  A-1+     Schuylkill County, PA Industrial Development Authority, Resource
                                                   Recovery Revenue, Northeastern Power Co., Series A, 3.050% due
                                                   12/1/22 (e)                                                               100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           4,990,625
------------------------------------------------------------------------------------------------------------------------------------
South Carolina - 1.7%
            2,000,000  2,120,000        A3*     Myrtle Beach, SC COP, Myrtle Beach Convention Center, (Pre-Refunded
                                                   - Escrowed with U.S. government securities to 7/1/02 Call @ 102),
                                                   6.875% due 7/1/07 (c)                                                   2,123,600
            1,140,000                   AAA     Piedmont, SC Municipal Power Agency, Electric Revenue Refunding,
                                                   Series A, MBIA-Insured, 4.875% due 1/1/16                               1,115,775
            3,000,000                   AAA     South Carolina Transportation Infrastructure Bank Revenue, Series A,
                                                   MBIA-Insured, 5.500% due 10/1/30                                        3,037,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           6,276,875
------------------------------------------------------------------------------------------------------------------------------------






              MMU             MTU
              Face           Face                                                                                            MTU
             Amount         Amount      Ratings (a)                     Security                                             Value
------------------------------------------------------------------------------------------------------------------------------------


            1,750,000                   AAA        Hamilton County Football Project, Series B,
                                                   MBIA - Insured, 5.000% due 12/1/27
            4,000,000  1,990,000        AAA     Lucas County, OH Hospital Revenue, Promedia
                                                   Healthcare Obligation Group, AMBAC-Insured,
                                                   5.375% due 11/15/29                                                     1,982,538
           $3,025,000                  Aaa*     Muskingum County, OH GO County Facilities
                                                   Improvement, MBIA-Insured, 5.125% due 12/1/19
            1,375,000                   AAA     Ohio State Higher Educational Facility Commission Revenue,
                                                   (University of Dayton Project), AMBAC - Insured, 5.500% due
                                                   12/1/25
            2,500,000                   AAA     Portage County, OH GO, MBIA-Insured, 5.250% due 12/1/17
                      $1,500,000        A3*     Steubenville, OH Hospital Revenue, Trinity Healthcare Obligation
                                                   Group, 6.375% due 10/1/20                                              $1,533,750
            1,500,000                  Aaa*     Trumbull County, OH, MBIA-Insured, 5.200% due 12/1/20
            2,000,000                   AAA     University of Cincinnati, OH General Receipts Revenue, Series A,
                                                   FGIC-Insured, 5.250% due 6/1/24
            1,500,000                   AAA     Warrensville Heights, OH City School District, School Improvements,
                                                   FGIC-Insured, 5.625% due 12/1/20
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,672,538
------------------------------------------------------------------------------------------------------------------------------------
Oregon - 1.7%
            5,000,000                  Aaa*     Clackamas County, OR School District No 007J, Lake Oswego, GO
                                                   MBIA-Insured, 5.000% due 6/1/26
            2,000,000                   AAA     Oregon State, Department of Administrative Services, COP, Series B,
                                                   AMBAC-Insured, 5.000% due 5/1/26
            2,000,000                  Aaa*     Portland, OR GO, Limited Tax Revenue, Series A, MBIA-Insured, 5.125%
                                                   due 6/1/30
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania - 1.0%
            2,500,000                   AAA     Allegheny County, PA Sanitary Authority, Sewer Revenue,
                                                   MBIA-Insured, 5.375% due 12/1/24
                         200,000       A-1+     Philadelphia, PA IDR, (Fox Chase Cancer Center), Series A, 3.100%
                                                   due 7/1/13 (e)                                                            200,000
            2,500,000                   AA-     St. Mary Hospital Authority, Bucks County Catholic Health
                                                   Initiatives, Series A, 5.000% due 12/1/18
              100,000                  A-1+     Schuylkill County, PA Industrial Development Authority, Resource
                                                   Recovery Revenue, Northeastern Power Co., Series A, 3.050% due
                                                   12/1/22 (e)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             200,000
------------------------------------------------------------------------------------------------------------------------------------
South Carolina - 1.7%
            2,000,000  2,120,000        A3*     Myrtle Beach, SC COP, Myrtle Beach Convention Center, (Pre-Refunded
                                                   - Escrowed with U.S. government securities to 7/1/02 Call @ 102),
                                                   6.875% due 7/1/07 (c)                                                   2,251,016
            1,140,000                   AAA     Piedmont, SC Municipal Power Agency, Electric Revenue Refunding,
                                                   Series A, MBIA-Insured, 4.875% due 1/1/16
            3,000,000                   AAA     South Carolina Transportation Infrastructure Bank Revenue, Series A,
                                                   MBIA-Insured, 5.500% due 10/1/30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           2,251,016
------------------------------------------------------------------------------------------------------------------------------------




              MMU             MTU
              Face           Face                                                                                            MMU
             Amount         Amount      Ratings (a)                     Security                                          Combined
------------------------------------------------------------------------------------------------------------------------------------


            1,750,000                   AAA        Hamilton County Football Project, Series B,
                                                   MBIA - Insured, 5.000% due 12/1/27                                     1,671,250
            4,000,000  1,990,000        AAA     Lucas County, OH Hospital Revenue, Promedia
                                                   Healthcare Obligation Group, AMBAC-Insured,
                                                   5.375% due 11/15/29                                                    5,967,538
           $3,025,000                  Aaa*     Muskingum County, OH GO County Facilities
                                                   Improvement, MBIA-Insured, 5.125% due 12/1/19                         $3,025,000
            1,375,000                   AAA     Ohio State Higher Educational Facility Commission Revenue,
                                                   (University of Dayton Project), AMBAC - Insured, 5.500% due
                                                   12/1/25                                                                1,397,344
            2,500,000                   AAA     Portage County, OH GO, MBIA-Insured, 5.250% due 12/1/17                   2,543,750
                      $1,500,000        A3*     Steubenville, OH Hospital Revenue, Trinity Healthcare Obligation
                                                   Group, 6.375% due 10/1/20                                              1,533,750
            1,500,000                  Aaa*     Trumbull County, OH, MBIA-Insured, 5.200% due 12/1/20                     1,490,625
            2,000,000                   AAA     University of Cincinnati, OH General Receipts Revenue, Series A,
                                                   FGIC-Insured, 5.250% due 6/1/24                                        1,990,000
            1,500,000                   AAA     Warrensville Heights, OH City School District, School Improvements,
                                                   FGIC-Insured, 5.625% due 12/1/20                                       1,558,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         49,433,770
------------------------------------------------------------------------------------------------------------------------------------
Oregon - 1.7%
            5,000,000                  Aaa*     Clackamas County, OR School District No 007J, Lake Oswego, GO
                                                   MBIA-Insured, 5.000% due 6/1/26                                        4,781,250
            2,000,000                   AAA     Oregon State, Department of Administrative Services, COP, Series B,
                                                   AMBAC-Insured, 5.000% due 5/1/26                                       1,915,000
            2,000,000                  Aaa*     Portland, OR GO, Limited Tax Revenue, Series A, MBIA-Insured, 5.125%
                                                   due 6/1/30                                                             1,940,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,636,250
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania - 1.0%
            2,500,000                   AAA     Allegheny County, PA Sanitary Authority, Sewer Revenue,
                                                   MBIA-Insured, 5.375% due 12/1/24                                       2,512,500
                         200,000       A-1+     Philadelphia, PA IDR, (Fox Chase Cancer Center), Series A, 3.100%
                                                   due 7/1/13 (e)                                                           200,000
            2,500,000                   AA-     St. Mary Hospital Authority, Bucks County Catholic Health
                                                   Initiatives, Series A, 5.000% due 12/1/18                              2,378,125
              100,000                  A-1+     Schuylkill County, PA Industrial Development Authority, Resource
                                                   Recovery Revenue, Northeastern Power Co., Series A, 3.050% due
                                                   12/1/22 (e)                                                              100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,190,625
------------------------------------------------------------------------------------------------------------------------------------
South Carolina - 1.7%
            2,000,000  2,120,000        A3*     Myrtle Beach, SC COP, Myrtle Beach Convention Center, (Pre-Refunded
                                                   - Escrowed with U.S. government securities to 7/1/02 Call @ 102),
                                                   6.875% due 7/1/07 (c)                                                  4,374,616
            1,140,000                   AAA     Piedmont, SC Municipal Power Agency, Electric Revenue Refunding,
                                                   Series A, MBIA-Insured, 4.875% due 1/1/16                              1,115,775
            3,000,000                   AAA     South Carolina Transportation Infrastructure Bank Revenue, Series A,
                                                   MBIA-Insured, 5.500% due 10/1/30                                       3,037,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,527,891
------------------------------------------------------------------------------------------------------------------------------------


Merger of Managed Municipals Portfolio II Inc. (MTU) into Managed Municipals Portfolio Inc. (MMU)
--------------------------------------------------------------------------------
Pro-forma Schedule of Investments (UNAUDITED)                       May 31, 2001
--------------------------------------------------------------------------------




              MMU             MTU
              Face           Face                                                                                            MMU
             Amount         Amount      Ratings (a)                     Security                                            Value
------------------------------------------------------------------------------------------------------------------------------------

Tennessee - 1.8%
            1,150,000                 NR      Hardeman County, TN Correctional Facilities Corp., 7.750% due 8/1/17       1,108,313
                                    VMIG1*    Sevier County, TN Public Building Authority Revenue, AMBAC -Insured:
              100,000                            3.150% due 6/1/30 (e)                                                     100,000
                           900,000               3.600% due 6/1/30 (e)
            4,100,000                 AA+     Shelby County, TN GO, Refunding, Series A, 5.000% due 3/1/20               3,982,125
            3,000,000                 AA+     Tennessee State GO, Series A, 5.250% due 3/1/17                            3,048,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,239,188
------------------------------------------------------------------------------------------------------------------------------------
Texas - 5.5%
            1,160,000      435,000    AAA     Burleson, TX ISD, GO, PSFG 6.750% due 8/1/24                               1,242,650
                                              Fort Worth, TX International Airport Facility Improvement Corp.
                                                 Revenue, (American Airlines Inc. Project):
            8,000,000    4,000,000   BBB-        6.375% due 5/1/35 (b).                                                  7,910,000
            2,000,000    1,400,000   BBB-        Series A, 5.950% due 5/1/29 (b).                                        2,042,500
            2,000,000    1,000,000   BBB-        Series B, 6.050% due 5/1/29 (b)                                         2,057,500
            1,000,000                 AAA     Harris County, TX Health Facilities, Development Corp., Hospital
                                                 Revenue, School Health Care Systems, Series B, (Escrowed to
                                                 maturity with U.S. Government Securities), 5.750% due 7/1/27            1,048,750
                          $200,000   A-1+     Harris County , TX Industrial Development Corp., PCR, (Exxon Capital
                                                 Ventures Project), 3150% due 8/15/27 (e)
           $6,000,000                 AAA     Houston, TX Water & Sewer System Revenue, Junior Lien, Series A,
                                                 FGIC-Insured, 5.375% due 12/1/27                                       $5,940,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,241,400
------------------------------------------------------------------------------------------------------------------------------------
Virgin Islands - 0.4%
            1,000,000    1,000,000   BBB-     Virgin Islands, PFA Revenue, Sr. Lien, Series A, 5.500% due 10/1/22          945,000
------------------------------------------------------------------------------------------------------------------------------------
Virginia - 2.3%
            4,700,000                 A2*     Harrisonburg, VA Redevelopment & Housing Authority, (Jail &
                                                 Courthouse Project), Public Facilities Lease Revenue,
                                                 (Pre-refunded - Escrowed with U.S. Government Securities to
                                                 9/1/01, Call @ 102), 6.500% due 9/1/14 (c)                              4,739,245
                                              Virginia State HAD, Commonwealth Mortgage Revenue:
                         1,245,000    AA+        Series D, Sub. Series D-3, Remarketed 5/30/96, 5.700% due 7/1/09
                           715,000    AA+        Series F, Sub. Series F-1, Remarketed 9/12/95, 6.400% due 7/1/17
                                              Virginia State HDA, Multi-Family Housing:
            1,655,000                 AA+        Series D, 6.250% due 1/1/15                                             1,731,544
            1,235,000                 AAA        Series H, AMBAC-Insured, 6.300% due 11/1/15                             1,304,469
              600,000                Aa1*        Series K, 5.800% due 11/1/10                                              636,000
                           925,000    AA+        Series K, 5.900% due 11/1/11
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,411,258
------------------------------------------------------------------------------------------------------------------------------------
Washington - 3.0%
            3,000,000                 AAA     Central Puget Sound WA Regional Transportation Authority Sales Tax &
                                                 Motor Revenue, FGIC-Insured, 4.750% due 2/1/28                          2,662,500
                                              Chelan County, WA GO, Public Utilities, District No. 1,
                                              Columbus River Rock, MBIA-Insured:
           22,685,000                 AAA        Series A, Zero coupon due 6/1/22                                        7,089,062



          MMU             MTU
              Face           Face                                                                                            MTU
             Amount         Amount      Ratings (a)                     Security                                            Value
------------------------------------------------------------------------------------------------------------------------------------
Tennessee - 1.8%
            1,150,000                 NR      Hardeman County, TN Correctional Facilities Corp., 7.750% due 8/1/17
                                    VMIG1*    Sevier County, TN Public Building Authority Revenue, AMBAC -Insured:
              100,000                            3.150% due 6/1/30 (e)
                           900,000               3.600% due 6/1/30 (e)                                                       900,000
            4,100,000                 AA+     Shelby County, TN GO, Refunding, Series A, 5.000% due 3/1/20
            3,000,000                 AA+     Tennessee State GO, Series A, 5.250% due 3/1/17
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             900,000
------------------------------------------------------------------------------------------------------------------------------------
Texas - 5.5%
            1,160,000      435,000    AAA     Burleson, TX ISD, GO, PSFG 6.750% due 8/1/24                                   465,994
                                              Fort Worth, TX International Airport Facility Improvement Corp.
                                                 Revenue, (American Airlines Inc. Project):
            8,000,000    4,000,000   BBB-        6.375% due 5/1/35 (b).                                                    3,955,000
            2,000,000    1,400,000   BBB-        Series A, 5.950% due 5/1/29 (b).                                          1,429,750
            2,000,000    1,000,000   BBB-        Series B, 6.050% due 5/1/29 (b)                                           1,028,750
            1,000,000                 AAA     Harris County, TX Health Facilities, Development Corp., Hospital
                                                 Revenue, School Health Care Systems, Series B, (Escrowed to
                                                 maturity with U.S. Government Securities), 5.750% due 7/1/27
                          $200,000   A-1+     Harris County , TX Industrial Development Corp., PCR, (Exxon Capital
                                                 Ventures Project), 3150% due 8/15/27 (e)                                   $200,000
           $6,000,000                 AAA     Houston, TX Water & Sewer System Revenue, Junior Lien, Series A,
                                                 FGIC-Insured, 5.375% due 12/1/27
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           7,079,494
------------------------------------------------------------------------------------------------------------------------------------
Virgin Islands - 0.4%
            1,000,000    1,000,000   BBB-     Virgin Islands, PFA Revenue, Sr. Lien, Series A, 5.500% due 10/1/22            945,000
------------------------------------------------------------------------------------------------------------------------------------
Virginia - 2.3%
            4,700,000                 A2*     Harrisonburg, VA Redevelopment & Housing Authority, (Jail &
                                                 Courthouse Project), Public Facilities Lease Revenue,
                                                 (Pre-refunded - Escrowed with U.S. Government Securities to
                                                 9/1/01, Call @ 102), 6.500% due 9/1/14 (c)
                                              Virginia State HAD, Commonwealth Mortgage Revenue:
                         1,245,000    AA+        Series D, Sub. Series D-3, Remarketed 5/30/96, 5.700% due 7/1/09          1,310,362
                           715,000    AA+        Series F, Sub. Series F-1, Remarketed 9/12/95, 6.400% due 7/1/17            735,556
                                              Virginia State HDA, Multi-Family Housing:
            1,655,000                 AA+        Series D, 6.250% due 1/1/15
            1,235,000                 AAA        Series H, AMBAC-Insured, 6.300% due 11/1/15
              600,000                Aa1*        Series K, 5.800% due 11/1/10
                           925,000    AA+        Series K, 5.900% due 11/1/11                                                978,187
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           3,024,105
------------------------------------------------------------------------------------------------------------------------------------
Washington - 3.0%
            3,000,000                 AAA     Central Puget Sound WA Regional Transportation Authority Sales Tax &
                                                 Motor Revenue, FGIC-Insured, 4.750% due 2/1/28
                                              Chelan County, WA GO, Public Utilities, District No. 1,
                                              Columbus River Rock, MBIA-Insured:
           22,685,000                 AAA        Series A, Zero coupon due 6/1/22




          MMU             MTU
              Face           Face                                                                                            MMU
             Amount         Amount      Ratings (a)                     Security                                            Combined
------------------------------------------------------------------------------------------------------------------------------------
Tennessee - 1.8%
            1,150,000                 NR      Hardeman County, TN Correctional Facilities Corp., 7.750% due 8/1/17        1,108,313
                                    VMIG1*    Sevier County, TN Public Building Authority Revenue, AMBAC -Insured:
              100,000                            3.150% due 6/1/30 (e)                                                      100,000
                           900,000               3.600% due 6/1/30 (e)                                                      900,000
            4,100,000                 AA+     Shelby County, TN GO, Refunding, Series A, 5.000% due 3/1/20                3,982,125
            3,000,000                 AA+     Tennessee State GO, Series A, 5.250% due 3/1/17                             3,048,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,139,188
------------------------------------------------------------------------------------------------------------------------------------
Texas - 5.5%
            1,160,000      435,000    AAA     Burleson, TX ISD, GO, PSFG 6.750% due 8/1/24                                1,708,644
                                              Fort Worth, TX International Airport Facility Improvement Corp.
                                                 Revenue, (American Airlines Inc. Project):
            8,000,000    4,000,000   BBB-        6.375% due 5/1/35 (b).                                                  11,865,000
            2,000,000    1,400,000   BBB-        Series A, 5.950% due 5/1/29 (b).                                         3,472,250
            2,000,000    1,000,000   BBB-        Series B, 6.050% due 5/1/29 (b)                                          3,086,250
            1,000,000                 AAA     Harris County, TX Health Facilities, Development Corp., Hospital
                                                 Revenue, School Health Care Systems, Series B, (Escrowed to
                                                 maturity with U.S. Government Securities), 5.750% due 7/1/27             1,048,750
                          $200,000   A-1+     Harris County , TX Industrial Development Corp., PCR, (Exxon Capital
                                                 Ventures Project), 3150% due 8/15/27 (e)                                  $200,000
           $6,000,000                 AAA     Houston, TX Water & Sewer System Revenue, Junior Lien, Series A,
                                                 FGIC-Insured, 5.375% due 12/1/27                                         5,940,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         27,320,894
------------------------------------------------------------------------------------------------------------------------------------
Virgin Islands - 0.4%
            1,000,000    1,000,000   BBB-     Virgin Islands, PFA Revenue, Sr. Lien, Series A, 5.500% due 10/1/22         1,890,000
------------------------------------------------------------------------------------------------------------------------------------
Virginia - 2.3%
            4,700,000                 A2*     Harrisonburg, VA Redevelopment & Housing Authority, (Jail &
                                                 Courthouse Project), Public Facilities Lease Revenue,
                                                 (Pre-refunded - Escrowed with U.S. Government Securities to
                                                 9/1/01, Call @ 102), 6.500% due 9/1/14 (c)                               4,739,245
                                              Virginia State HAD, Commonwealth Mortgage Revenue:
                         1,245,000    AA+        Series D, Sub. Series D-3, Remarketed 5/30/96, 5.700% due 7/1/09         1,310,362
                           715,000    AA+        Series F, Sub. Series F-1, Remarketed 9/12/95, 6.400% due 7/1/17           735,556
                                              Virginia State HDA, Multi-Family Housing:
            1,655,000                 AA+        Series D, 6.250% due 1/1/15                                              1,731,544
            1,235,000                 AAA        Series H, AMBAC-Insured, 6.300% due 11/1/15                              1,304,469
              600,000                Aa1*        Series K, 5.800% due 11/1/10                                               636,000
                           925,000    AA+        Series K, 5.900% due 11/1/11                                               978,187
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,435,363
------------------------------------------------------------------------------------------------------------------------------------
Washington - 3.0%
            3,000,000                 AAA     Central Puget Sound WA Regional Transportation Authority Sales Tax &
                                                 Motor Revenue, FGIC-Insured, 4.750% due 2/1/28                           2,662,500
                                              Chelan County, WA GO, Public Utilities, District No. 1,
                                              Columbus River Rock, MBIA-Insured:
           22,685,000                 AAA        Series A, Zero coupon due 6/1/22                                         7,089,062



Merger of Managed Municipals Portfolio II Inc. (MTU) into Managed Municipals Portfolio Inc. (MMU)
--------------------------------------------------------------------------------
Pro-forma Schedule of Investments (UNAUDITED)                       May 31, 2001
--------------------------------------------------------------------------------




              MMU             MTU
              Face           Face                                                                                            MMU
             Amount         Amount      Ratings (a)                     Security                                            Value
------------------------------------------------------------------------------------------------------------------------------------
            4,750,000               AA         Series B, Remarketed 7/1/92, Mandatory put 7/1/19, 6.750% due
                                               7/1/62 (b)                                                              4,993,438
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      14,745,000
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin - 2.0%
                                            Wisconsin Housing EDA, Series A:
                       2,000,000    AA         Home Ownership Revenue, 6.450% due 3/1/17
                       1,370,000    AA         Housing Revenue, 5.650% due 11/1/23
            4,070,000               AA      Wisconsin State GO, Series B, 6.600% due 1/1/22 (b)                        4,145,905
                                            Wisconsin State Health & Educational Facilities Authority Revenue,
                                            MBIA-Insured:

            1,100,000                A         Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20           1,045,000

              250,000  1,000,000    AAA     The Medical College of Wisconsin Inc. Project, MBIA-Insured, 5.400%
                                               due 12/1/16                                                               255,312
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       5,446,217
------------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS - 100% (Cost - $496,404,483)**                        $376,607,220
------------------------------------------------------------------------------------------------------------------------------------



              MMU             MTU
              Face           Face                                                                                            MTU
             Amount         Amount      Ratings (a)                     Security                                            Value
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 100.0%
------------------------------------------------------------------------------------------------------------------------------------

            4,750,000               AA         Series B, Remarketed 7/1/92, Mandatory put 7/1/19, 6.750% due
                                               7/1/62 (b)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Wisconsin - 2.0%
                                            Wisconsin Housing EDA, Series A:
                       2,000,000    AA         Home Ownership Revenue, 6.450% due 3/1/17                               2,082,500
                       1,370,000    AA         Housing Revenue, 5.650% due 11/1/23                                     1,383,700
            4,070,000               AA      Wisconsin State GO, Series B, 6.600% due 1/1/22 (b)
                                            Wisconsin State Health & Educational Facilities Authority Revenue,
                                            MBIA-Insured:

            1,100,000                A         Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20

              250,000  1,000,000    AAA     The Medical College of Wisconsin Inc. Project, MBIA-Insured, 5.400%
                                               due 12/1/16                                                             1,021,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,487,450
------------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS - 100% (Cost - $496,404,483)**                        $119,290,188
------------------------------------------------------------------------------------------------------------------------------------





              MMU             MTU
              Face           Face                                                                                            MMU
             Amount         Amount      Ratings (a)                     Security                                            Combimed
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 100.0%
------------------------------------------------------------------------------------------------------------------------------------

            4,750,000               AA         Series B, Remarketed 7/1/92, Mandatory put 7/1/19, 6.750% due
                                               7/1/62 (b)                                                              4,993,438
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      14,745,000
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin - 2.0%
                                            Wisconsin Housing EDA, Series A:
                       2,000,000    AA         Home Ownership Revenue, 6.450% due 3/1/17                               2,082,500
                       1,370,000    AA         Housing Revenue, 5.650% due 11/1/23                                     1,383,700
            4,070,000               AA      Wisconsin State GO, Series B, 6.600% due 1/1/22 (b)                        4,145,905
                                            Wisconsin State Health & Educational Facilities Authority Revenue,
                                            MBIA-Insured:

            1,100,000                A         Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20           1,045,000

              250,000  1,000,000    AAA     The Medical College of Wisconsin Inc. Project, MBIA-Insured, 5.400%
                                               due 12/1/16                                                             1,276,562
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       9,933,667
-----------------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS - 100% (Cost - $496,404,483)**                        $495,897,408
-----------------------------------------------------------------------------------------------------------------------------------




(a) all ratings are by Standard & Poor's Ratings Service, with the exception of those identified by an asterisk (*), which are rated by Moody's Investor's Service Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(d)  Security is in default.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

Pro Forma Footnotes of Merger Between Managed Municipals Portfolio Inc. and Managed Municipals Portfolio II Inc.
May 31, 2001 (unaudited)

 1.     General

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of substantially all of the assets of the Managed Municipals Portfolio II Inc. (the "Acquired Fund") by the Managed Municipals Portfolio Inc. ("The Fund") in exchange for shares of the Fund and the assumption by the Fund of substantially all of the liabilities of the Acquired Fund as described elsewhere in this proxy statement/prospectus. Under the terms of the Merger Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free merger. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Fund at net asset value. The unaudited pro forma schedule of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective on May 31, 2001. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective May 31, 2001. The unaudited pro forma financial statements are as of the annual period end of the Fund.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the Acquired Fund and the Fund which are included in their respective annual reports dated August 31, 2001 and May 31, 2001, respectively. The expense of the reorganization, including the cost of the proxy solicitation, will be borne by the Acquired Fund and the Fund based on their proportional net assets prior to the merger.

2.       Significant Accounting Policies

The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:

     (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premiums and accretion of original issue discount, is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date;
          (g) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the

          Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and
          (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

3.       Pro-Forma Adjustments

The accompanying unaudited pro forma portfolio of investments and pro forma financial statements reflect changes in shares and fund expenses as if the merger had taken place on May 31, 2001. Adjustments were made to certain expenses to reflect the merged entities' operations.

4.       Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM") acts as investment advisor of the Fund. SBFM is a subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a subsidiary of Citigroup Inc. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.70%. This fee is calculated daily and paid monthly.

Under an administration agreement, SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is also calculated daily and paid monthly. Under these agreements, the Fund pays SBFM a maximum annual combined fee of 0.90% of average net assets for both investment advisory and administration services. Under an agreement between SBFM and the Acquired Fund, SBFM receives 0.90% for such services. All officers and one Director of the Fund are employees of Citigroup or its affiliates.